          AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 23, 2007

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                     File No. 33-43058/811-06227

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                             ---------------------

                                    FORM N-6


                  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [ ]
                                PRE-EFFECTIVE AMENDMENT NO. ____                             [ ]
                                POST-EFFECTIVE AMENDMENT NO. 19                              [X]
                                               AND/OR
              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940                [ ]
                                AMENDMENT NO. 6                                              [X]
                                 (CHECK APPROPRIATE BOX OR BOXES.)


              MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
                           (EXACT NAME OF REGISTRANT)

                      MERRILL LYNCH LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)


                      1700 MERRILL LYNCH DRIVE, 3RD FLOOR

                          PENNINGTON, NEW JERSEY 08534
              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)
       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (609) 274-6900


             BARRY SKOLNICK, ESQ.                                       COPY TO:
  SENIOR VICE PRESIDENT AND GENERAL COUNSEL                      STEPHEN E. ROTH, ESQ.
     MERRILL LYNCH LIFE INSURANCE COMPANY                        MARY E. THORNTON, ESQ.
     1700 MERRILL LYNCH DRIVE, 3RD FLOOR                    SUTHERLAND ASBILL & BRENNAN LLP
         PENNINGTON, NEW JERSEY 08534                        1275 PENNSYLVANIA AVENUE, N.W.
   (NAME AND ADDRESS OF AGENT FOR SERVICE)                     WASHINGTON, DC 20004-2415


It is proposed that this filing will become effective (check appropriate box)
     [ ] immediately upon filing pursuant to paragraph (b).

     [X] on May 1, 2007 pursuant to paragraph (b).

     [ ] 60 days after filing pursuant to paragraph (a)(1).
     [ ] on ____________ pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
                             ---------------------

                     TITLE OF SECURITIES BEING REGISTERED:
 UNITS OF INTEREST IN MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE CONTRACTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------

           SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                             Issued by
                MERRILL LYNCH LIFE INSURANCE COMPANY
                              Through
        MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
                          Offered through                                          PROSPECTUS
         MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED                        MAY 1, 2007
       Home Office                 Service Center
       Little Rock, Arkansas       4802 Deer Lake Drive East
       72201                       Jacksonville, Florida 32246
                                   1-800-354-5333
--------------------------------------------------------------------


This Prospectus describes a single premium variable life insurance policy (the "Policy") issued by Merrill Lynch Life Insurance Company ("we," "our," or "us"). WE DO NOT CURRENTLY OFFER THE POLICY FOR SALE TO NEW PURCHASERS. The Policy offers a choice of investments and an opportunity for the Policy's investment base, net cash surrender value, and death benefit to grow based on investment results of the investment divisions of the Merrill Lynch Life Variable Life Separate Account II (the "Separate Account") in which you invest. The Policy provides life insurance, with a life insurance benefit (the death benefit) payable if the insured dies while the Policy is in force. We guarantee that regardless of investment results, insurance coverage will continue until the insured's attained age 100, or, as you may select, for a shorter time if the face amount chosen is above the minimum face amount required for the single premium (sometimes referred to as the "initial premium"). During this guarantee period, we will terminate the Policy only if any loan debt exceeds certain Policy values. After the guarantee period ends, the Policy will remain in effect as long as the net cash surrender value is sufficient to cover all charges due.

INVESTING IN THE POLICY INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PREMIUM. We don't guarantee any minimum cash surrender value, or guarantee that Policy values will increase. Depending on the investment results of the investment divisions you select, the investment base, the net cash surrender value, and the death benefit may go up or down (although the death benefit will never be less than the face amount). You bear the investment risk under the Policy. YOU MAY BE REQUIRED TO MAKE ADDITIONAL PAYMENTS TO KEEP THE POLICY IN FORCE. The Policy is not suitable as a short-term savings vehicle.

This Prospectus provides basic information that a prospective policy owner should know before investing. You should keep this Prospectus for future reference. You should consider whether the Policy is suitable for you in light of your life insurance needs, including other insurance you already own.

REPLACING YOUR EXISTING LIFE INSURANCE WITH THE POLICY MAY NOT BE TO YOUR ADVANTAGE. IN ADDITION, IT MAY NOT BE TO YOUR ADVANTAGE TO FINANCE THE PURCHASE OF OR MAINTAIN THE POLICY THROUGH A LOAN OR THROUGH WITHDRAWALS FROM ANOTHER POLICY.

AN INVESTMENT IN THE POLICY IS NOT A BANK DEPOSIT, AND THE POLICY IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

The investment divisions in the Separate Account are currently available for investment in shares of portfolios of the following funds (the "Funds") or in specific units of The Merrill Lynch Fund of Stripped ("Zero") U.S. Treasury Securities (the "Trusts"):


[ ]  AIM VARIABLE INSURANCE FUNDS


[ ]  ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.


[ ]  BLACKROCK VARIABLE SERIES FUNDS, INC.


[ ]  BLACKROCK SERIES FUND, INC.


[ ]  MFS(R) VARIABLE INSURANCE TRUST(SM)


[ ]  MLIG VARIABLE INSURANCE TRUST



The specific portfolios of the Funds and units of the Trusts available under the Policy are listed on the following page.


A prospectus for each of the Funds and the Trusts must accompany this Prospectus. Please read these documents before investing and save them for future reference.

                     THE SECURITIES AND EXCHANGE COMMISSION
 (THE "SEC") HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS
                      PROSPECTUS IS ACCURATE OR COMPLETE.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The following portfolios of the Funds and units of the Trusts are currently available under the Policy:


[ ]  AIM VARIABLE INSURANCE FUNDS


      AIM V.I. Capital Appreciation Fund


      AIM V.I. Core Equity Fund



[ ]  ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.


      AllianceBernstein VPS Large Cap Growth Portfolio



[ ]  BLACKROCK SERIES FUND, INC.


      BlackRock Balanced Capital Portfolio


      BlackRock Bond Portfolio


      BlackRock Fundamental Growth Portfolio


      BlackRock Global Allocation Portfolio


      BlackRock Government Income Portfolio


      BlackRock High Income Portfolio


      BlackRock Large Cap Core Portfolio


      BlackRock Money Market Portfolio



[ ]  BLACKROCK VARIABLE SERIES FUNDS, INC.


      BlackRock Balanced Capital V.I. Fund*


      BlackRock Basic Value V.I. Fund


      BlackRock Global Allocation V.I. Fund


      BlackRock Global Growth V.I. Fund


      BlackRock S&P 500 Index V.I. Fund


      BlackRock International Value V.I. Fund


      BlackRock Large Cap Growth V.I. Fund


      BlackRock Large Cap Value V.I. Fund


      BlackRock Value Opportunities V.I. Fund


      BlackRock Utilities and Telecommunications V.I. Fund*



[ ]  MERRILL LYNCH FUND OF STRIPPED ("ZERO") U.S. TREASURY SECURITIES


      Seven maturity dates ranging from February 15, 2008-February 15, 2019



[ ]  MFS(R) VARIABLE INSURANCE TRUST(SM)


      MFS(R) Emerging Growth Series


[ ]  MLIG VARIABLE INSURANCE TRUST
      Roszel/Allianz CCM Capital Appreciation Portfolio
      Roszel/Delaware Trend Portfolio


---------------


 * The Subaccount corresponding to this Fund was closed to allocations of premiums and investment base following the close of business on December 6, 1996.

TABLE OF CONTENTS
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--------------------------------------------------------------------------------


POLICY BENEFITS/RISKS SUMMARY...............................     1
  Policy Benefits...........................................     1
     The Policy in General..................................     1
     Premiums and Additional Payments.......................     1
     Death Benefit..........................................     2
     Surrenders.............................................     2
     Reallocations..........................................     2
     Dollar Cost Averaging Program..........................     2
     Loans..................................................     2
     Guarantee Period.......................................     3
  Policy Risks..............................................     3
     Risk of Poor Investment Performance....................     3
     Risk of Short-Term Investing...........................     3
     Risk of Lapse..........................................     3
     Tax Risks..............................................     3
     Surrender Risks........................................     4
     Loan Risks.............................................     4
     Risk of Increase in Current Fees and Expenses..........     4
  Portfolio Risks...........................................     4

FEE TABLE...................................................     5

MERRILL LYNCH LIFE INSURANCE COMPANY........................     7

THE SEPARATE ACCOUNT, THE FUNDS, AND THE TRUSTS.............     7
  The Separate Account......................................     7
     Changes Within the Separate Account....................     8
  The Funds.................................................     8
     Investment Objectives of the Portfolios................     9
     Certain Payments We Receive With Regard to the Funds...    13
     Selection of Underlying Funds..........................    14
     Resolving Material Conflicts...........................    14
     The Trusts.............................................    14
     Targeted Rate of Return to Maturity....................    15
     Voting Rights..........................................    16

THE POLICY..................................................    16
     Availability...........................................    16
     Who May be Covered.....................................    16
     Guarantee Period.......................................    17
     Right to Cancel ("Free Look" Period)...................    17
     Right to Exchange the Policy...........................    17
     Tax-Free 'Section 1035' Exchanges......................    17
     State Variations.......................................    18
     Ownership Rights.......................................    18
     Policy Changes (Applicable Federal Tax Law)............    18

PREMIUMS....................................................    18
  Initial Premium...........................................    18
     Minimum................................................    18
     Selecting the Initial Face Amount......................    19
  Making Additional Payments................................    19
     Effect of Additional Payments..........................    19
  Investment Base Allocations...............................    20
     Investment Base Allocation During the "Free Look"
      Period................................................    20


     Changing the Allocation................................    20
     Trust Allocations......................................    20

POLICY VALUES...............................................    20
  Separate Account Index....................................    20
  Investment Base...........................................    21
  Cash Surrender Value......................................    21
  Net Cash Surrender Value..................................    21
  Tabular Value.............................................    21

CHARGES AND DEDUCTIONS......................................    22
  Charges Deducted from the Investment Base.................    22
     Deferred Policy Loading................................    22
     Mortality Cost (Cost of Insurance).....................    23
     Reallocation Charges...................................    24
     Net Loan Cost..........................................    24
  Charges to the Separate Account...........................    24
     Mortality and Expense Risk Charge......................    24
  Charges to Divisions Investing in the Trusts..............    24
  Rider Charges.............................................    24
  Portfolio Expenses........................................    25

DEATH BENEFIT...............................................    25
  Death Benefit Proceeds....................................    25
  Variable Insurance Amount.................................    25
  Net Single Premium Factor.................................    25
  Payment of Death Benefit Proceeds.........................    26
  Income Plans..............................................    26

SUPPLEMENTAL BENEFITS (RIDERS)..............................    27

SURRENDERS..................................................    27

WHEN WE MAKE PAYMENTS.......................................    28

REALLOCATIONS...............................................    28
  Reallocating the Investment Base..........................    28
  Disruptive Trading........................................    28
  Dollar Cost Averaging.....................................    30
     Minimum Amounts........................................    30
     When We Make DCA Transfers.............................    30

LOANS.......................................................    31
  Policy Loans..............................................    31
  Requesting a Loan.........................................    31
  Effect on Death Benefit and Cash Surrender Value..........    31
  Loan Value................................................    31
  Interest..................................................    31

TELEPHONE REQUESTS..........................................    32

POLICY TERMINATION..........................................    32
  Guarantee Period..........................................    32
  When the Guarantee Period is Less Than for Life...........    33
  Reinstatement.............................................    33
  Maturity Proceeds.........................................    33


TAX CONSIDERATIONS..........................................    33
  Introduction..............................................    33
  Tax Status of the Policy..................................    33
  Diversification Requirements..............................    34
  Policy Loans..............................................    34
  Tax Treatment of Policy Loans and Other Distributions.....    34
  Aggregation of Modified Endowment Contracts...............    35
  Taxation of Single Premium Immediate Annuity Rider........    35
  Other Transactions........................................    35
  Ownership of Policies by Non-Natural Persons..............    36
  Non-Individual Owners and Business Beneficiaries of
     Policies...............................................    36
  Estate, Gift and Generation-Skipping Transfer Taxes.......    36
  Economic Growth and Tax Relief Reconciliation Act of
     2001...................................................    37
  Split-Dollar Arrangements.................................    37
  Foreign Tax Credits.......................................    37
  Alternative Minimum Tax...................................    37
  Withholding...............................................    38
  Life Insurance Purchases by Nonresident Aliens and Foreign
     Corporations...........................................    38
  Possible Tax Law Changes..................................    38
  Our Income Taxes..........................................    38

ADDITIONAL INFORMATION......................................    38
  Selling the Policy........................................    38
  Legal Proceedings.........................................    39
  Financial Statements......................................    39

GLOSSARY....................................................    40

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL
  INFORMATION...............................................    41

POLICY BENEFITS/RISKS SUMMARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This summary provides only a brief overview of the more important benefits and risks of the Policy. More detailed information about the Policy appears later in this Prospectus and in the Statement of Additional Information. For your convenience, we have provided a Glossary at the end of the Prospectus that defines certain words and phrases used in the Prospectus.

                                POLICY BENEFITS

THE POLICY IN GENERAL

POLICY AVAILABILITY. We are not currently offering the Policy for sale to new purchasers.

NON-TAXABLE DEATH BENEFIT. The Policy offers the potential of insurance protection, with a death benefit payable if the insured dies while the Policy is in effect. We believe the Policy generally provides at least the minimum death benefit required under Federal tax law (although there is little guidance and some uncertainty as to how the tax law requirements apply to certain innovative features of the Policies). Assuming the Policy satisfies the applicable requirements, the Policy should provide an important tax benefit in that its death benefit generally should not be subject to income tax.

TAX-DEFERRED ACCUMULATION. The Policy gives you the opportunity for tax-deferred accumulation of your cash value, where any increases in the Policy's cash value generally are not taxable until distributed from the Policy. The Policy's cash value will increase or decrease depending on the investment performance of the investment divisions, the single premium you pay, any additional payments you make, the fees and charges we deduct, the interest we credit to our general account as collateral for any loans, and the effect of any Policy transactions (such as reallocations among investment divisions).

PERSONALIZED ILLUSTRATIONS. Illustrations used in connection with the purchase of the Policy are based on hypothetical investment rates of return. We don't guarantee these rates. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare the Policy to other life insurance policies. They are illustrative only, and not a representation of past or future performance. Actual rates of return may be more or less than those shown in the illustrations. Actual values will be different than those illustrated.

INVESTMENT BASE. A Policy's investment base is the amount available for investment in the Separate Account at any time. On the policy date (usually the next business day after our Service Center receives your single premium), the investment base is equal to the single premium. Afterwards, it varies daily based on the investment performance of your selected investment divisions (and any additional payments you make, the fees and charges we deduct, and the effect of any Policy transactions). You bear the risk of poor investment performance and receive the benefit of favorable investment performance. You may wish to consider diversifying your investment in the Policy by allocating the investment base to two or more investment divisions.


INVESTMENT DIVISIONS. Your initial premium and any additional payments are invested in investment divisions of the Separate Account. Generally, until the end of the "free look" period, we will invest your initial premium in the investment division of the Separate Account investing in the BlackRock Money Market Portfolio. Afterwards, you may reallocate your investment base to up to five of the investment divisions. Investment returns from amounts allocated to the investment divisions will vary with the investment experience of these investment divisions and will be reduced by Policy charges. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE INVESTMENT DIVISIONS.


PREMIUMS AND ADDITIONAL PAYMENTS

SINGLE PREMIUM AND ADDITIONAL PAYMENTS. You pay a single premium. After the end of the "free look" period, you may make additional payments any time you choose up to four times a policy year. The minimum additional payment we will accept is $1,000. We may require satisfactory evidence of insurability before we accept a payment if the payment increases the net amount at risk under the Policy, or if the guarantee period at the time of payment is less than one year. You must submit an application when you make additional payments.

RIGHT TO CANCEL ("FREE LOOK" PERIOD) OR EXCHANGE. Once you receive the Policy, review it carefully to make sure it is what you want. Generally, you may return the Policy for a refund within ten days after you receive it. Some states allow a longer period of time to return the Policy. If required by your state, you may return the Policy within the later of ten days after receiving it or 45 days from the date the application is completed. If you return the Policy during the "free look" period, we will refund your single premium and any additional payments without interest. You also may exchange your Policy within 18 months for a policy with benefits that do not vary with the investment results of a separate account.

DEATH BENEFIT

As long as the Policy remains in force, we will pay a death benefit to the beneficiary upon the death of the insured. The death benefit equals the face amount or variable insurance amount, whichever is larger. The variable insurance amount increases or decreases on each policy processing date, depending on the investment results of the investment divisions you select, any additional payments you make, the fees and charges we deduct, the interest we credit to our general account as collateral for any loans, and the effect of any Policy transactions.

We will reduce any death benefit proceeds by the amount of any loan debt and any overdue charges if the Policy is in a grace period.

SURRENDERS

You may surrender your Policy at any time and receive the net cash surrender value. On a policy processing date that is also your policy anniversary, the net cash surrender value equals the investment base minus the balance of any deferred policy loading not yet deducted. If we calculate the net cash surrender value on a date that is not a policy processing date, we also subtract a pro-rata mortality cost. If we calculate the net cash surrender value on a date that is not a policy anniversary and you have loan debt, we also will subtract any pro-rata net loan cost. A surrender may have tax consequences.

You may not make partial withdrawals under the Policy.

REALLOCATIONS

Currently, you may change investment allocations as often as you wish. However, we may limit the number of changes permitted, but not to less than five each policy year. We'll notify you if we impose any limitations. We may assess a $25 charge for each allocation change in excess of five per policy year. We may impose restrictions on reallocations by policy owners engaging in disruptive trading activities.

DOLLAR COST AVERAGING PROGRAM


The Policy offers an optional transfer feature called Dollar Cost Averaging ("DCA"). This feature allows you to make automatic monthly transfers from the BlackRock Money Market investment division to up to four other investment divisions depending on your current allocation of investment base. The DCA program will terminate and no transfers will be made if transfers under DCA would cause you to be invested in more than five divisions. We don't charge for DCA transfers. These transfers are in addition to reallocations permitted under the Policy.


LOANS

You may borrow money from us, using your Policy as collateral, subject to limits. We deduct loan debt from the amount payable on surrender of the Policy and from any death benefit payable. Loan interest accrues daily and, IF IT IS NOT PAID EACH YEAR, IT IS TREATED AS A NEW LOAN (CAPITALIZED) AND ADDED TO THE OUTSTANDING LOAN AMOUNT. Depending upon investment performance of the investment divisions and the amounts borrowed, loans may cause a Policy to lapse. If the Policy lapses with loan debt outstanding, adverse tax consequences may result. Loan debt is considered part of the cash surrender value which is used to calculate taxable gain. Loans may have other adverse tax consequences.

GUARANTEE PERIOD

We guarantee that the Policy will stay in force until the insured's attained age 100, or for a shorter guarantee period depending on the face amount selected for a given premium. We won't cancel the Policy during the guarantee period unless the loan debt exceeds certain Policy values. We hold a reserve in our general account to support this guarantee. After the end of the guarantee period, we will cancel the Policy if the net cash surrender value on a policy processing date won't cover the charges due.

                                  POLICY RISKS

RISK OF POOR INVESTMENT PERFORMANCE

Since you invest your investment base in one or more investment divisions, you will be subject to the risk that investment performance will be unfavorable and that your investment base will decrease. You COULD lose everything you invest and your Policy could lapse without value, unless you make additional payments or are within the guarantee period (and you have no loan debt outstanding). In addition, we deduct Policy fees and charges from your investment base, which can significantly reduce your investment base. During times of poor investment performance, this deduction will have an even greater impact on your investment base.

RISK OF SHORT-TERM INVESTING

The Policy is designed to be long-term in nature in order to provide life insurance benefits for you. However, purchasing the Policy involves certain risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time and do not anticipate needing periodic access to your cash value, since partial withdrawals are not permitted under the Policy. You should consider the Policy in conjunction with other insurance you own. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE.

RISK OF LAPSE

Your Policy will enter a 61-day pre-lapse grace period if: (1) during the guarantee period, any loan debt exceeds certain Policy values; or (2) after the guarantee period ends, the net cash surrender value on a policy processing date is insufficient to cover all charges due. If you do not make a sufficient payment during this grace period, your Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits.

Loans, any increase in current Policy charges, and/or poor investment returns could increase your risk of lapse. A POLICY LAPSE MAY HAVE ADVERSE TAX CONSEQUENCES.

If we cancel a Policy, you may reinstate it while the insured is still living, subject to certain conditions.

TAX RISKS

A Policy must satisfy certain requirements under Federal tax law in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law. The manner in which these requirements should be applied to certain innovative features of the Policy offered by this Prospectus is not directly addressed by Section 7702 or the proposed regulations issued thereunder. The presence of these innovative Policy features, and the absence of final regulations or any other pertinent interpretations of the tests, thus create some uncertainty about the application of the tests to the Policy. Nevertheless, we believe that the Policy offered by this Prospectus qualifies as a life insurance contract for Federal income tax purposes. This generally means that:

   - the death benefit should be fully excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code; and

   - the policy owner should not be considered in constructive receipt of the Policy's cash surrender value, including any increases, until actual cancellation of the Policy or a distribution is taken from the Policy.

Federal tax law establishes a class of life insurance policies referred to as modified endowment contracts or MECs, depending on the total amount of premiums paid under the policy. If a Policy is treated as a MEC, then withdrawals, surrenders and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of withdrawals, surrenders and loans taken before you reach age 59 1/2. These provisions apply to policies entered into on or after June 21, 1988. However, a Policy that is not originally classified as a MEC can become so classified if certain changes are made in the Policy at any time. We believe that these changes include your contractual right to make certain additional payments. You may choose not to exercise this right in order to preserve your Policy's current tax treatment.

If you do preserve your Policy's current tax treatment, and your Policy is not a MEC, then policy loans will be considered your indebtedness and no part of a policy loan will constitute income to you, and pre-death distributions will generally not be included in gross income to the extent that the amount received does not exceed your investment in the Policy.

SURRENDER RISKS

There may be tax consequences if you decide to surrender your Policy.

LOAN RISKS

A Policy loan, whether or not repaid, will affect the investment base over time because we subtract the amount of the loan from your investment base and hold it as collateral in our general account. Accordingly, the loan collateral does not participate in the investment results of the investment divisions. This collateral earns interest at a minimum rate of 4% annually for the first ten policy years and 4.15% thereafter. While a loan remains unpaid, we charge interest of 4.75% annually. Interest accrues each day and payments are due at the end of each policy year. IF YOU DON'T PAY THE INTEREST WHEN DUE, IT IS TREATED AS A NEW LOAN AND WE ADD IT TO THE UNPAID LOAN AMOUNT. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the investment divisions and the interest rate charged against and credited to the amount held in the general account as collateral, the effect could be favorable or unfavorable.

We reduce the amount of any loan debt from the amount payable on surrender of the Policy and from any death benefit payable. If the amount credited to the collateral is more than what is earned in the investment divisions, the cash surrender value will be higher as a result of the loan, as may be the death benefit. Conversely, if the amount credited is less, the cash surrender value will be lower, as may be the death benefit. In that case, the lower cash surrender value may cause the Policy to lapse sooner than if no loan had been taken, and adverse tax consequences could result.

RISK OF INCREASE IN CURRENT FEES AND EXPENSES

Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to make additional payments to keep the Policy in force unless your Policy is in the guarantee period and you have no loan debt outstanding.

                                PORTFOLIO RISKS

A comprehensive discussion of the risks of each portfolio may be found in each Fund's prospectus and the Trusts' prospectus. Please refer to the Funds' and Trusts' prospectuses for more information.

THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

FEE TABLE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following tables describe the fees and charges that a policy owner will pay when buying and owning the Policy. If the amount of a charge depends on the personal characteristics of the insured or the policy owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a typical policy owner or insured with the characteristics listed below. These charges may not be typical of the charges you will pay.

The first table describes the fees and charges that a policy owner will pay when he or she buys the Policy, makes additional payments, or reallocates investment base among the investment divisions of the Separate Account.

--------------------------------------------------------------------------------------------------
                                         TRANSACTION FEES
--------------------------------------------------------------------------------------------------
                                                                         AMOUNT DEDUCTED(1)
                                                                   -------------------------------
                                                                     GUARANTEED
               CHARGE                   WHEN CHARGE IS DEDUCTED    MAXIMUM CHARGE   CURRENT CHARGE
--------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE IMPOSED ON
PREMIUMS (DEFERRED POLICY LOADING)(2)
--------------------------------------------------------------------------------------------------
    SALES LOAD                         In equal installments on     4.0% of the      4.0% of the
                                         the first ten policy      single premium   single premium
                                       anniversaries on or next     paid and any     paid and any
                                       following receipt of the      additional       additional
                                       initial premium and each       payments         payments
                                          additional payment
--------------------------------------------------------------------------------------------------
    FIRST YEAR ADMINISTRATIVE EXPENSE  In equal installments on     0.5% of the      0.5% of the
                                         the first ten policy      single premium   single premium
                                       anniversaries on or next     paid and any     paid and any
                                       following receipt of the      additional       additional
                                       initial premium and each       payments         payments
                                          additional payment
                                       received during the first
                                              policy year
--------------------------------------------------------------------------------------------------
    PREMIUM TAX CHARGE                 In equal installments on     2.5% of the      2.5% of the
                                         the first ten policy      single premium   single premium
                                       anniversaries on or next     paid and any     paid and any
                                       following receipt of the      additional       additional
                                       initial premium and each       payments         payments
                                          additional payment
--------------------------------------------------------------------------------------------------
REALLOCATION CHARGE                    On the policy processing        $25(3)            None
                                       date on or next following
                                        a change in investment
                                            base allocation
--------------------------------------------------------------------------------------------------
OPTIONAL RIDER CHARGES:
--------------------------------------------------------------------------------------------------
    SINGLE PREMIUM IMMEDIATE ANNUITY      Upon receipt of the        5% of the        5% of the
    RIDER                                   single premium         single premium   single premium
                                                                   to be applied    to be applied
                                                                    to the Rider     to the Rider
--------------------------------------------------------------------------------------------------
    CHANGE OF INSURED RIDER                  Upon exercise           $1.50 per        $1.50 per
                                                                   $1,000 of face   $1,000 of face
                                                                   amount with a    amount with a
                                                                   minimum charge   minimum charge
                                                                   of $200 and a    of $200 and a
                                                                   maximum charge   maximum charge
                                                                     of $1,500        of $1,500
--------------------------------------------------------------------------------------------------

-------------------------------
(1) We may use rates lower than the guaranteed maximum charge. Current charges are the fees and rates currently in effect. Any change in current charges will be prospective only and will not exceed the guaranteed maximum charge.
(2) Although chargeable to each payment, we advance the amount of the deferred policy loading to the Separate Account as part of your investment base. We then collect these funds in equal installments on the ten policy anniversaries on or following the date we receive and accept a payment. However, in determining the amount payable on surrender of the Policy, we subtract from the investment base the balance of the deferred policy loading that has not yet been deducted.
(3) We will not assess the reallocation charge for the first five changes in investment base allocation made each policy year.

The table below describes the fees and charges that a policy owner will pay periodically during the time he or she owns the Policy, not including Fund or Trust fees and expenses.

----------------------------------------------------------------------------------------------------------
                         PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------
                                                                             AMOUNT DEDUCTED(4)
                                                                   ---------------------------------------
                                                                       GUARANTEED
               CHARGE                   WHEN CHARGE IS DEDUCTED      MAXIMUM CHARGE       CURRENT CHARGE
----------------------------------------------------------------------------------------------------------
COST OF INSURANCE (MORTALITY COST)(5)  On each policy processing date after the policy
                                                 date

   ]  Minimum Charge                                                $0.26 per $1,000     $0.25 per $1,000
                                                                     of net amount        of net amount
                                                                        at risk            at risk plus
                                                                                              $12.50

   ]  Maximum Charge                                               $333.33 per $1,000   $249.75 per $1,000
                                                                     of net amount        of net amount
                                                                        at risk            at risk plus
                                                                                              $12.50

   ]  Charge for a male, attained age                               $5.29 per $1,000     $5.01 per $1,000
      60, in the simplified aggregate                                of net amount        of net amount
      underwriting class                                                at risk         at risk plus $8.75
----------------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE RISK CHARGE                Daily               Equivalent to        Equivalent to
                                                                   0.60% (annually at   0.60% (annually at
                                                                    the beginning of     the beginning of
                                                                   the year) of daily   the year) of daily
                                                                   net assets in each   net assets in each
                                                                       investment           investment
                                                                    division of the      division of the
                                                                    Separate Account     Separate Account
                                                                    in which you are     in which you are
                                                                        invested             invested
----------------------------------------------------------------------------------------------------------
TRUST CHARGE                                     Daily               Equivalent to        Equivalent to
                                                                   0.50% (annually at   0.34% (annually at
                                                                    the beginning of     the beginning of
                                                                   the year) of daily   the year) of daily
                                                                   net assets in each   net assets in each
                                                                       investment           investment
                                                                     division that        division that
                                                                     invests in the       invests in the
                                                                    Trusts, in which     Trusts, in which
                                                                    you are invested     you are invested
----------------------------------------------------------------------------------------------------------
NET LOAN COST(6)                            On each policy         0.75% of the loan    0.75% of the loan
                                              anniversary             debt on the          debt on the
                                                                    previous policy      previous policy
                                                                   anniversary during   anniversary during
                                                                     the first ten        the first ten
                                                                     policy years,        policy years,
                                                                      adjusted for         adjusted for
                                                                    subsequent loans     subsequent loans
                                                                        and loan             and loan
                                                                       repayments           repayments
----------------------------------------------------------------------------------------------------------

-------------------------------
(4) We may use rates lower than the guaranteed maximum charge. Current charges are the fees and rates currently in effect. Any change in current charges will be prospective only and will not exceed the guaranteed maximum charge.

(5) Mortality cost charges vary based on the insured's underwriting class, sex, attained age, and the Policy's net amount at risk. The mortality cost charge generally increases as the insured ages. The mortality cost charges shown in the table may not be typical of the charges you will pay. We guarantee that the mortality cost rates will not exceed the guaranteed maximum morality cost rates set forth in your Policy. You can obtain more information about your mortality cost charges by contacting our Service Center. The mortality cost charge is assessed until the insured's attained age 100.

(6) The net loan cost equals the difference between the interest charged and the earnings on the amount held as collateral in the general account. After the first ten policy years, the net loan cost equals 0.60%.

The next two tables describe the portfolio fees and expenses that a policy owner will pay periodically during the time that he or she owns the Policy. The fees and expenses are for the fiscal year ended December 31, 2006. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each Fund and the Trusts.



The following table shows the minimum and maximum Annual Portfolio Operating Expenses charged by any of the portfolios for the fiscal year ended December 31, 2006.


RANGE OF ANNUAL PORTFOLIO OPERATING EXPENSES (as a percentage of each portfolio's average net assets):


--------------------------------------------------------------------------------
                                                               MINIMUM   MAXIMUM
--------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES (total of all
expenses that are deducted from portfolio assets, including
management fees, 12b-1 fees, and other expenses)                0.48%     1.28%
--------------------------------------------------------------------------------
NET ANNUAL PORTFOLIO OPERATING EXPENSES (total of all
expenses that are deducted from portfolio assets, including
management fees, 12b-1 fees, and other expenses - after any
contractual waivers or reimbursements of fees and
expenses)(8)                                                    0.40%     1.15%
--------------------------------------------------------------------------------


For information concerning compensation paid in connection with the sale of the Policy, see "Additional Information - Selling the Policy."

MERRILL LYNCH LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


We are a stock life insurance company located at 1700 Merrill Lynch Drive, 3rd Floor, Pennington, New Jersey 08534, organized under the laws of the State of Washington on January 27, 1986 and redomesticated under the laws of the State of Arkansas on August 31, 1991. We are an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. ("Merrill Lynch"). We are authorized to sell life insurance and annuities in 49 states, Puerto Rico, Guam, the U.S. Virgin Islands and the District of Columbia.


THE SEPARATE ACCOUNT, THE FUNDS, AND THE TRUSTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              THE SEPARATE ACCOUNT

Tandem Insurance Group, Inc. ("Tandem") established the Separate Account, a separate investment account, on November 19, 1990. We acquired it on October 1, 1991 by merger. It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). This registration does not involve any supervision by the SEC over the investment policies or practices of the Separate Account. The Separate Account meets the definition of a separate account under the Federal securities laws. We use the Separate Account to support the Policy as well as other variable life insurance policies we issue. The Separate Account is also governed by the laws of the State of Arkansas, our state of domicile.

We own all of the assets in the Separate Account. We keep the Separate Account's assets apart from our general account and any other separate accounts we may have. Arkansas insurance law provides that the Separate Account's assets, to the extent of its reserves and liabilities, may not be charged with liabilities arising out of any other business we conduct.

-------------------------------

(7) The Fund and Trust expenses used to prepare this table were provided to us by the Funds and the Trusts. We have not independently verified such information. Current or future expenses may be greater or less than those shown.


(8) The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for certain Funds that require the investment adviser to reimburse or waive Fund expenses above a certain threshold for a limited period of time ending no earlier than April 30, 2008. For more information about these arrangements, consult the prospectuses for the Funds.

Obligations to policy owners and beneficiaries that arise under the Policy are our obligations. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Policy, credited to or charged against the Separate Account without regard to our other income, gains or losses. The assets in the Separate Account will always be at least equal to the reserves and other liabilities of the Separate Account. If the Separate Account's assets exceed the required reserves and other Policy liabilities, we may transfer the excess to our general account.

The investment divisions in the Separate Account are available for investment in shares of portfolios of the following Funds and Trusts:


   -  AIM Variable Insurance Funds (the "AIM V.I. Funds");


   -  AllianceBernstein Variable Products Series Fund, Inc. (the
      "AllianceBernstein Fund");


   -  BlackRock Series Fund, Inc. (the "Series Fund");


   -  BlackRock Variable Series Funds, Inc. (the "Variable Series Funds");


   -  Merrill Lynch Fund of Stripped ("Zero") U.S. Treasury Securities;


   -  MFS(R) Variable Insurance Trust(SM) (the "MFS Trust"); and


   -  MLIG Variable Insurance Trust ("MLIG Trust").


For more information, see "The Funds" and "The Trusts" below. You'll find complete information about the Funds and the Trusts, including the risks associated with each portfolio, in the accompanying prospectuses and statements of additional information. Read these carefully before investing, along with this Prospectus.

CHANGES WITHIN THE SEPARATE ACCOUNT

We may add new investment divisions. We can also close or eliminate investment divisions, combine two or more investment divisions, or substitute a new portfolio for the portfolio in which an investment division invests without your consent. A substitution may become necessary if, in our judgment, a portfolio no longer suits the purposes of the Policy or, in our sole discretion, for any other reason. This may happen due to a change in laws or regulations, or a change in a portfolio's investment objectives or restrictions, or because the portfolio is no longer available for investment, or for some other reason. If necessary, we would obtain approval from the Arkansas State Insurance Department and the SEC and any other required approvals before making such a substitution. A new or substituted portfolio may have different fees and expenses and its availability may be limited to certain classes of purchasers. Substitution may be made with respect to existing investment base or the investment of future additional payments, or both for some or all classes of Policies. Furthermore, we may close investment divisions to allocation of additional payments or investment base, or both, for some or all classes of Policies at any time in our sole discretion.

Subject to any required regulatory approvals, we can transfer assets of the Separate Account or of any of the investment divisions to another separate account or investment division.

When permitted by law, we also can:

   -  deregister the Separate Account under the 1940 Act;
   -  operate the Separate Account as a management company under the 1940 Act;
   - restrict or eliminate any voting rights of policy owners, or other persons who have voting rights as to the Separate Account; and
   -  combine the Separate Account with other separate accounts.

                                   THE FUNDS

Each division of the Separate Account invests exclusively in shares of a designated portfolio of a Fund (or in specific units of the Trusts, as discussed below in "The Trusts"). Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio. Each Fund available under the Policy is registered with the SEC under the 1940 Act as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC.

The assets of each portfolio are separate from the assets of any other portfolio, and each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate investment portfolio and the income or losses of one portfolio has no effect on the investment performance of any other portfolio.

Each of the portfolios is managed by an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Each investment adviser is responsible for the selection of the investments of the portfolio. These investments must be consistent with the investment objective, policies, and restrictions of that portfolio.

Although the investment objectives and policies of certain portfolios are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment adviser, manager, or sponsor, we do not represent or assure that the investment results will be comparable to any other portfolio, even where the investment advisers or manager is the same. Differences in portfolio size, actual investments held, portfolio expenses, and other factors all contribute to differences in fund performance. For all of these reasons, you should expect investment results to differ. In particular, certain portfolios or Funds available only through the Policy have names similar to funds not available through the Policy. The performance of any fund not available through the Policy is not indicative of performance of the similarly named portfolio or Fund available through the Policy.


An investment in a division, or in any portfolio, including the BlackRock Money Market Portfolio, is not insured or guaranteed by the U.S. Government and there can be no assurance that the BlackRock Money Market Portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to insurance charges, the yields on the BlackRock Money Market Portfolio division may become extremely low and possibly negative.


INVESTMENT OBJECTIVES OF THE PORTFOLIOS


The following table summarizes each portfolio's investment objective(s), investment adviser(s), and asset class/investment style. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE(S). YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF RISKS, IN THE PROSPECTUSES FOR THE FUNDS. YOU SHOULD READ THE FUNDS' PROSPECTUSES CAREFULLY.

                                   THE FUNDS


    AIM VARIABLE                                           INVESTMENT              ASSET CLASS/
   INSURANCE FUNDS        INVESTMENT OBJECTIVE       ADVISER(S)/SUBADVISER       INVESTMENT STYLE
--------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL         Seeks to provide growth    A I M Advisors, Inc.        Domestic Equity/
APPRECIATION FUND        of capital.                                            Large Cap Growth
(Series I)
--------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY     Seeks growth of            A I M Advisors, Inc.        Domestic Equity/
FUND (Series I)          capital.                                               Large Cap Blend
--------------------------------------------------------------------------------------------------



  ALLIANCEBERNSTEIN
  VARIABLE PRODUCTS                                        INVESTMENT              ASSET CLASS/
  SERIES FUND, INC.       INVESTMENT OBJECTIVE       ADVISER(S)/SUBADVISER       INVESTMENT STYLE
--------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS    Seeks long-term growth     AllianceBernstein L.P.      Domestic Equity/
LARGE CAP GROWTH         of capital.                                            Large Cap Growth
PORTFOLIO(Class A)
--------------------------------------------------------------------------------------------------



  BLACKROCK SERIES                                         INVESTMENT              ASSET CLASS/
     FUND, INC.*          INVESTMENT OBJECTIVE       ADVISER(S)/SUBADVISER       INVESTMENT STYLE
--------------------------------------------------------------------------------------------------

BLACKROCK BALANCED       Seeks high total           BlackRock Advisors, LLC     Balanced/US
CAPITAL PORTFOLIO        investment return.         ("BlackRock Advisors")
                                                    Subadviser: BlackRock
                                                    Investment Management,
                                                    LLC and BlackRock
                                                    Financial Management,
                                                    Inc.
--------------------------------------------------------------------------------------------------
BLACKROCK BOND           Seeks a high level of      BlackRock Advisors          Fixed Income/
PORTFOLIO                current income.            Subadviser: BlackRock       Intermediate Term
                                                    Financial Management,
                                                    LLC
--------------------------------------------------------------------------------------------------
BLACKROCK FUNDAMENTAL    Seeks long-term growth     BlackRock Advisors          Domestic Equity/
GROWTH PORTFOLIO         of capital.                Subadviser: BlackRock       Large Cap Growth
                                                    Investment Management,
                                                    LLC
--------------------------------------------------------------------------------------------------
BLACKROCK GLOBAL         Seeks high total           BlackRock Advisors          Balanced/Global
ALLOCATION PORTFOLIO     investment return.         Subadviser: BlackRock
                                                    Investment Management,
                                                    LLC and BlackRock Asset
                                                    Management U.K. Limited
--------------------------------------------------------------------------------------------------
BLACKROCK GOVERNMENT     Seeks to obtain the        BlackRock Advisors          Fixed Income/
INCOME PORTFOLIO         highest level of           Subadviser: Blackrock       Intermediate Term
                         current income             Financial Management,
                         consistent with the        Inc.
                         protection of capital
                         afforded.
--------------------------------------------------------------------------------------------------



* Prior to October 2, 2006, these Funds were advised by Merrill Lynch Investment Managers, L.P. d/b/a


  Mercury Advisors and each Fund's name began with Mercury instead of BlackRock.

  BLACKROCK SERIES                                         INVESTMENT              ASSET CLASS/
     FUND, INC.*          INVESTMENT OBJECTIVE       ADVISER(S)/SUBADVISER       INVESTMENT STYLE
--------------------------------------------------------------------------------------------------
BLACKROCK HIGH INCOME    Seeks a high level of      BlackRock Advisors          Fixed Income/
PORTFOLIO                current income and,        Subadviser: Blackrock       High Yield
                         secondarily, seeks         Financial Management,
                         capital appreciation       Inc.
                         when consistent with
                         its primary objective.
--------------------------------------------------------------------------------------------------
BLACKROCK LARGE CAP      Seeks long-term growth     BlackRock Advisors          Domestic Equity/
CORE PORTFOLIO           of capital and income,     Subadviser: BlackRock       Large Cap Blend
                         plus moderate current      Investment Management,
                         income.                    Inc.
--------------------------------------------------------------------------------------------------
BLACKROCK MONEY          Seeks to preserve          BlackRock Advisors          Fixed Income/
MARKET PORTFOLIO         capital, maintain          Subadviser: BlackRock       Money Market
                         liquidity, and achieve     Institutional Management
                         the highest possible       Corporation
                         current income
                         consistent with those
                         objectives.
--------------------------------------------------------------------------------------------------



 BLACKROCK VARIABLE                                        INVESTMENT              ASSET CLASS/
 SERIES FUNDS, INC.*      INVESTMENT OBJECTIVE       ADVISER(S)/SUBADVISER       INVESTMENT STYLE
--------------------------------------------------------------------------------------------------
BLACKROCK BALANCED       Seeks a level of           BlackRock Advisors          Balanced/US
CAPITAL V.I. FUND        current income and a       Subadviser: BlackRock
(Class I)**              degree of stability of     Financial Management,
                         principal not normally     Inc. and BlackRock
                         available from an          Investment Management,
                         investment solely in       LLC
                         equity securities and
                         the opportunity for
                         capital appreciation
                         greater than is
                         normally available from
                         investments solely in
                         debt securities.
--------------------------------------------------------------------------------------------------
BLACKROCK BASIC VALUE    Seeks capital              BlackRock Advisors          Domestic Equity/
V.I. FUND (Class I)      appreciation and,          Subadviser: BlackRock       Large Cap Value
                         secondarily, income.       Investment Management,
                                                    LLC
--------------------------------------------------------------------------------------------------
BLACKROCK GLOBAL         Seeks high total           BlackRock Advisors          Balanced/Global
ALLOCATION V.I.          investment return.         Subadviser: BlackRock
FUND(Class I)                                       Investment Management,
                                                    LLC and BlackRock Asset
                                                    Management U.K. Limited
--------------------------------------------------------------------------------------------------



* Prior to October 2, 2006, these Funds were advised by Merrill Lynch Investment Managers, L.P. d/b/a Mercury Advisors and each Fund's name began with Mercury instead of BlackRock.



**The subaccount corresponding to this Fund was closed to allocations of premiums and investment base following the close of business on December 6, 1996.

 BLACKROCK VARIABLE                                        INVESTMENT              ASSET CLASS/
 SERIES FUNDS, INC.*      INVESTMENT OBJECTIVE       ADVISER(S)/SUBADVISER       INVESTMENT STYLE
--------------------------------------------------------------------------------------------------
BLACKROCK GLOBAL         Seeks long-term growth     BlackRock Advisors          International
GROWTH V.I.              of capital.                Subadviser: BlackRock       Equity/Global
FUND(Class I)                                       Investment Management,
                                                    LLC
--------------------------------------------------------------------------------------------------
BLACKROCK S&P 500        Seeks investment           BlackRock Advisors          Domestic Equity/
INDEX V.I. FUND          results that, before       Subadviser: BlackRock       Large Cap Blend
(Class I)                expenses, replicate the    Investment Management,
                         total return of the        LLC
                         Standard & Poor's 500
                         Composite Stock Price
                         Index.
--------------------------------------------------------------------------------------------------
BLACKROCK                Seeks current income       BlackRock Advisors          International
INTERNATIONAL VALUE      and long-term growth of    Subadviser: BlackRock       Equity/
V.I. FUND (Class I)      income, accompanied by     Investment Management,      International
                         growth of capital.         International Limited
--------------------------------------------------------------------------------------------------
BLACKROCK LARGE CAP      Seeks long-term capital    BlackRock Advisors          Domestic Equity/
GROWTH V.I. FUND         growth.                    Subadviser: BlackRock       Large Cap Growth
(Class I)                                           Investment Management,
                                                    LLC
--------------------------------------------------------------------------------------------------
BLACKROCK LARGE CAP      Seeks long-term capital    BlackRock Advisors          Domestic Equity/
VALUE V.I. FUND          growth.                    Subadviser: BlackRock       Large Cap Value
(Class I)                                           Investment Management,
                                                    LLC
--------------------------------------------------------------------------------------------------
BLACKROCK VALUE          Seeks long-term capital    BlackRock Advisors          Domestic Equity/
OPPORTUNITIES V.I.       growth.                    Subadviser: BlackRock       Small Cap Blend
FUND (Class I)                                      Investment Management,
                                                    LLC
--------------------------------------------------------------------------------------------------
BLACKROCK UTILITIES      Seeks both capital         BlackRock Advisors          Domestic Equity/
AND                      appreciation and           Subadviser: BlackRock       Large Cap Value
TELECOMMUNICATIONS       current income.            Investment Management,
V.I. FUND(Class I)**                                LLC
--------------------------------------------------------------------------------------------------






  MFS (R) VARIABLE                                         INVESTMENT              ASSET CLASS/
 INSURANCE TRUST(SM)      INVESTMENT OBJECTIVE       ADVISER(S)/SUBADVISER       INVESTMENT STYLE
--------------------------------------------------------------------------------------------------
MFS(R) EMERGING          Seeks capital              Massachusetts Financial     Domestic Equity/
GROWTH SERIES            appreciation.              Services Company            Large Cap Growth
--------------------------------------------------------------------------------------------------



* Prior to October 2, 2006, these Funds were advised by Merrill Lynch Investment Managers, L.P. d/b/a


  Mercury Advisors and each Fund's name began with Mercury instead of BlackRock.



**The subaccount corresponding to this Fund was closed to allocations of premiums and investment base following the close of business on December 6, 1996.

    MLIG VARIABLE                                          INVESTMENT              ASSET CLASS/
   INSURANCE TRUST        INVESTMENT OBJECTIVE       ADVISER(S)/SUBADVISER       INVESTMENT STYLE
--------------------------------------------------------------------------------------------------
ROSZEL/ALLIANZ CCM       Seeks long-term capital    Roszel Advisors, LLC        Domestic Equity/
CAPITAL APPRECIATION     appreciation.              ("Roszel Advisors")         Large Cap Blend
PORTFOLIO                                           Subadviser: Cadence
                                                    Capital Management LLC
--------------------------------------------------------------------------------------------------
ROSZEL/DELAWARE TREND    Seeks long-term capital    Roszel Advisors             Domestic Equity/
PORTFOLIO                appreciation.              Subadviser: Delaware        Small Cap Growth
                                                    Management Company
--------------------------------------------------------------------------------------------------


In order to obtain a copy of the Fund prospectuses, you may call one of our customer service representatives at 1-800-535-5549.

PLEASE READ THE PROSPECTUSES FOR THE FUNDS TO OBTAIN MORE COMPLETE INFORMATION REGARDING THE PORTFOLIOS.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE FUNDS


We receive payments from the investment adviser (or affiliates thereof) of the Funds. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Policy and, in our role as an intermediary, the Funds. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Policy owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees. The amount of the payments we receive is based on a percentage of the assets of the particular Funds attributable to the Policy and to certain other variable insurance contracts that we and our affiliates issue. These percentages differ, and some advisers (or affiliates) may pay more than others. These percentages currently range from 0.15% to 0.375%.



Additionally, retail mutual funds managed by the advisers or subadvisers of the Funds may be sold through our affiliate, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), which also distributes the Policies. These advisers and subadvisers (or their affiliates) may provide MLPF&S, as a selling firm, with payments or non-cash compensation, such as payments for certain marketing and distribution services, in connection with the retail mutual funds that they manage. In addition, consistent with NASD rules, Fund distributors and/or their affiliates may pay for or make contributions to MLPF&S for training and education seminars for MLPF&S employees, clients and potential clients, due diligence meetings regarding their funds, recreational activities, or other non-cash items. From time to time, MLPF&S may recognize certain Financial Advisors through promotional programs that include mutual funds. These programs may reward Financial Advisors with compensation, including attendance at off-site locations and/or various employee training sessions that may be sponsored or co-sponsored by mutual fund companies whose funds MLPF&S makes available, including the Fund advisers and/or subadvisers. These amounts may be significant and these programs may provide the Fund adviser and subadviser (or their affiliates) with increased visibility to MLPF&S's Financial Advisors, which are also involved in the distribution of the Policies.



Furthermore, Merrill Lynch receives additional compensation on assets invested in Merrill Lynch's proprietary Funds (i.e., the MLIG Variable Insurance Trust) because its affiliates receive compensation from the Funds for investment advisory, administrative, transfer agency, distribution, and/or other services. Thus, Merrill Lynch may receive more revenue with respect to proprietary Funds than nonproprietary Funds.



Merrill Lynch also makes available to its clients certain funds sponsored, managed and/or distributed by affiliates of BlackRock, Inc. (collectively, "BlackRock"). Merrill Lynch owns approximately 49% of BlackRock, Inc. As a result, Merrill Lynch may benefit from increased sales of BlackRock Funds to a greater extent than from increased sales of Funds sponsored by other firms in which it does not have a similar economic interest.



In addition, consistent with applicable laws, management and employees of BlackRock and Roszel Advisors are provided a broad level of access and exposure to Merrill Lynch, its management, Financial Advisors and other personnel, marketing events and materials, and client-related and other information. Such broad access and exposure is not available to other asset managers and may enhance BlackRock's and Roszel Advisor's ability to sell its Funds.


SELECTION OF UNDERLYING FUNDS


We select the underlying Funds offered through this Policy based on several criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and/or the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or subadviser is one of our affiliates or whether the Fund, its adviser, or an affiliate makes payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive With Regard to the Funds." We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of investment base if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from policy owners.


You are responsible for choosing the investment divisions and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Funds that is available to you, including each Fund's prospectus, statement of additional information, and annual and semi/annual reports. After you select investment divisions, you should monitor and periodically reevaluate your allocations to determine if they are still appropriate.

THE COMPANY DOES NOT PROVIDE INVESTMENT ADVICE AND DOES NOT RECOMMEND OR ENDORSE ANY PARTICULAR UNDERLYING FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE INVESTMENT BASE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE FUNDS YOU HAVE CHOSEN.

RESOLVING MATERIAL CONFLICTS

The Trusts and Funds sell their shares to our separate accounts in connection with variable annuity and/or variable life insurance products, and may also sell their shares to separate accounts of affiliated and/or unaffiliated insurance companies. Certain Funds and Trusts may also offer their shares to pension and retirement plans and to "fund of funds" (open-end management investment companies, or series thereof, that offer their shares exclusively to insurance companies, their separate accounts and/or to qualified plans).

It is possible that differences might arise between our Separate Account and one or more of the other separate accounts that invest in the Funds. In some cases, it is possible that the differences could be considered "material conflicts." Such a "material conflict" could also arise due to changes in the law (such as state insurance law or Federal tax law) which affect these different variable life insurance and variable annuity separate accounts. It could also arise by reason of differences in voting instructions from our policy owners and those of the other insurance companies, or for other reasons. We will monitor events to determine how to respond to conflicts. If a conflict occurs, we may need to eliminate one or more investment divisions of the Separate Account which invest in the Funds or substitute a new portfolio or unit for a portfolio or unit in which a division invests. In responding to any conflict, we will take the action we believe necessary to protect you consistent with applicable legal requirements.

                                   THE TRUSTS

The Trusts are intended to provide safety of capital and a competitive yield to maturity. The Trusts purchase at a deep discount U.S. Government-backed investments that make no periodic interest payments. When held to maturity the investments should receive approximately a fixed yield. The value of

Trust units before maturity varies more than it would if the Trusts contained interest-bearing U.S. Treasury securities of comparable maturities.

The Trust portfolios consist mainly of:

   - bearer debt obligations issued by the U.S. Government stripped of their unmatured interest coupons;
   -  coupons stripped from U.S. debt obligations; and
   -  receipts and certificates for such stripped debt obligations and coupons.

The Trusts currently available are shown below:


                                                              TARGETED RATE
                                                              OF RETURN TO
                                                             MATURITY AS OF
TRUST                     MATURITY DATE                       APRIL 2, 2007
-----                   -----------------                   -----------------
2008                    February 15, 2008                         3.37%
2009                    February 15, 2009                         3.28%
2010                    February 15, 2010                         3.77%
2011                    February 15, 2011                         3.32%
2013                    February 15, 2013                         3.60%
2014                    February 15, 2014                         3.79%
2019                    February 15, 2019                         4.11%



Effective January 11, 2007, MLPF&S tendered its resignation as sponsor of the Trusts and Fixed Income Securities ("FIS") has been appointed as successor sponsor for the Trusts.



The sponsor will sell units of the Trusts to the Separate Account and has agreed to repurchase units we need to sell them to pay benefits and make reallocations. We pay the sponsor a fee for these transactions and are reimbursed through the trust charge assessed to the divisions investing in the Trusts. (See "Charges and Deductions - Charges to Divisions Investing in the Trusts.")



FIS specializes in providing trading and support services to broker-dealers, registered representatives, investment advisers and other financial professionals. FIS acts as a sponsor to unit investment trusts through its adviser's asset management division. FIS headquarters are located at 18925 Base Camp Road, Monument, Colorado 80132 and the adviser's asset management division can be contacted at 8100 East 22nd Street North, Suite 900B, Wichita, Kansas 67226-2309, telephone (877) 858-1773. FIS is a registered broker-dealer and investment adviser, a member of NASD, Inc. and SIPC and a registrant of the MSRB.


TARGETED RATE OF RETURN TO MATURITY. Because the underlying securities in the Trusts will grow to their face value on the maturity date, we can estimate a compound rate of return to maturity for the Trust units. But because the Separate Account holds the units, we need to take into account the asset charge and the trust charge (described in "Charges and Deductions") in estimating the net rate of return. That rate depends on the compound rate of return adjusted for these charges. It does not, however, represent the actual return on a payment that we might receive under the Policy on that date, since it does not reflect the charges deducted from a Policy's investment base (described in "Charges and Deductions - Charges Deducted from the Investment Base").

Since the value of the Trusts' units will vary daily to reflect the market value of the underlying securities, the compound rate of return to maturity for the Trusts units and the net rate of return to maturity for the Separate Account will vary correspondingly.

PLEASE READ THE ATTACHED PROSPECTUS FOR THE TRUSTS TO OBTAIN MORE COMPLETE INFORMATION REGARDING THE TRUSTS.

                                 VOTING RIGHTS

We are the legal owner of all Fund shares held in the Separate Account. We have the right to vote on any matter put to vote at the Funds' shareholder meetings. However, we will vote all Fund shares attributable to Policies according to instructions we receive from policy owners. We will vote shares attributable to Policies for which we receive no voting instructions in the same proportion as shares in the respective investment divisions for which we receive instructions. We will also vote shares not attributable to Policies in the same proportion as shares in the respective divisions for which we received instructions. We may vote Fund shares in our own right if any Federal securities laws or regulations, or their present interpretation, change to permit us to do so.

We determine the number of shares attributable to you by dividing your Policy's investment base in a division by the net asset value of one share of the corresponding portfolio. We count fractional votes.

Under certain circumstances, state regulatory authorities may require us to disregard voting instructions. This may happen if following the instructions would mean voting to change the sub-classification or investment objectives of the portfolios, or to approve or disapprove an investment advisory policy.

We also may disregard instructions to vote for changes in the investment policy or the investment adviser if it disapproves of the proposed changes. We would disapprove a proposed change only if it was:

   -  contrary to state law;
   -  prohibited by state regulatory authorities; or
   - decided by management that the change would result in overly speculative or unsound investments.

If we disregard voting instructions, we will include a summary of our actions in the next semi-annual report.

THE POLICY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

AVAILABILITY

We are not currently offering the Policy for sale to new purchasers. When we offered the Policy, we issued it for an insured up to age 75. The minimum single payment for a Policy was the lesser of (a) $5,000 for an insured under age 20 and $10,000 for an insured age 20 and over, or (b) the payment required to purchase a face amount of at least $100,000. Subject to certain conditions, you may make additional unplanned payments (See "Premiums - Making Additional Payments.")

WHO MAY BE COVERED

We use two methods of underwriting:

   -  simplified underwriting, with no physical exam; and
   -  para-medical or medical underwriting with a physical exam.

The single premium and the age of the insured determine whether we do underwriting on a simplified or medical basis. The chart below shows the maximum premium that we'll underwrite on a simplified basis:

 AGE                    MAXIMUM
 ---                    --------
0-14                    $ 25,000
15-29                     50,000
30-39                     75,000
40-49                    100,000
50-75                    150,000

However, if you select the maximum face amount (see "Premiums - Selecting the Initial Face Amount"), we take the anticipated net amount at risk at the time of issue into account in determining the method of underwriting.

We assign insureds to underwriting classes which determine the mortality rates we will use in calculating mortality cost deductions, and which determine the guaranteed mortality rates we use in calculating net single premium factors and guarantee periods. In assigning insureds to underwriting classes, we distinguish between those insureds underwritten on a simplified basis and those on a para-medical or medical basis. Under both the simplified and medical underwriting methods we may issue Policies either in the standard or non-smoker underwriting class. We also may issue Policies on insureds in a "substandard" underwriting class. Individuals in substandard classes have health or lifestyle factors less favorable than the average person. For a discussion of the effect of underwriting classification on mortality cost deductions, see "Charges and Deductions - Charges Deducted from the Investment Base."

GUARANTEE PERIOD

The guarantee period is the period of time we guarantee that the Policy will remain in force regardless of investment experience unless loan debt exceeds certain Policy values. We base the guarantee period on the payments made, the guaranteed maximum mortality rates in the Policy, the deferred policy loading, and a 4% annual interest assumption. This means that for a given payment and face amount different insureds will have different guarantee periods depending on their age, sex and underwriting class. For example, an older insured will have a shorter guarantee period than a younger insured of the same sex and in the same underwriting class.

RIGHT TO CANCEL ("FREE LOOK" PERIOD)

You may cancel your Policy during the "free look" period by returning it for a refund. Generally, the "free look" period ends 10 days after you receive the Policy. Some states allow a longer period of time to return the Policy. If required by your state, the "free look" period ends the later of 10 days after you receive the Policy and 45 days from the date you execute the application. To cancel the Policy during the "free look" period, you must mail or deliver the Policy to our Service Center or to the registered representative who sold it. We will refund your initial premium and any additional payments made, without interest. We may require you to wait six months before applying for another policy.


Corporations that purchase one or more Policies at the same time with an aggregate single premium of at least $250,000, where the investment base has at all times been allocated in the division investing in the BlackRock Money Market Portfolio and where no additional payments have been made nor policy loans taken, may cancel a Policy and receive the greater of the premium paid without interest and the net cash surrender value.


RIGHT TO EXCHANGE THE POLICY

Within 18 months of the issue date you may exchange your Policy for a policy with benefits that do not vary with the investment results of a separate account. Your request must be in writing. Also, you must return the original Policy.

The new policy will have the same policy owner and beneficiary as those of the original Policy on the date of the exchange. It will also have the same issue age, issue date, face amount, cash surrender value, benefit riders and underwriting class as the original Policy. Any loan debt will be carried over to the new policy.

We won't require evidence of insurability to exchange for a new "fixed" policy.

TAX-FREE 'SECTION 1035' EXCHANGES

You can generally exchange one life insurance policy for another in a 'tax-free exchange' under Section 1035 of the Internal Revenue Code of 1986, as amended (the "Code"). Before making an exchange, you should compare both policies carefully. It may not be in your best interest to exchange (or surrender, lapse, change, or borrow) from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. Remember that if you exchange another policy for the one described in this Prospectus, you might have to pay a surrender charge on your old policy. Charges for the Policy may be higher (or lower) and the benefits may be different. The Policy will have new suicide and incontestability periods, during which benefits may be denied in certain circumstances. Your old policy's suicide and incontestability periods may have expired. If the exchange does not qualify for Section 1035 treatment, you may have to pay Federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you the Policy (that person will generally earn a commission if you buy the Policy through an exchange or otherwise).

STATE VARIATIONS

Policies issued in your state may provide different features and benefits from those described in this Prospectus. This Prospectus provides a general description of the Policies. Your actual Policy and any endorsements are the controlling documents, and should be read carefully. If you would like to review a copy of the Policy or any endorsements, contact our Service Center.

OWNERSHIP RIGHTS

The policy owner is the insured, unless someone other than the insured has been named as the policy owner in the application. The policy owner has all rights and options described in the Policy, including changing the policy owner, assigning the Policy, naming beneficiaries, and changing the insured.

If you are not the insured, you may want to name a contingent policy owner. If you die before the insured, the contingent policy owner will own your interest in the Policy and have all your rights. If you don't name a contingent policy owner, your estate will then own your interest in the Policy at your death.

If there is more than one policy owner, we will treat the policy owners as joint tenants with rights of survivorship unless the ownership designation provides otherwise. We may require completion of additional forms. The policy owners must exercise their rights and options jointly, except that any one of the policy owners may reallocate the Policy's investment base by phone if the policy owner provides the personal identification code as well as the Policy number. One policy owner must be designated, in writing, to receive all notices, correspondence and tax reporting to which policy owners are entitled under the Policy.

POLICY CHANGES (APPLICABLE FEDERAL TAX LAW)

To receive the tax treatment accorded to life insurance under Federal income tax law, the Policy must qualify initially and continue to qualify as life insurance under the Code or successor law. We reserve the right to make changes in the Policy or its riders or to make distributions from the Policy to the extent necessary to continue to qualify the Policy as life insurance.

Any changes will apply uniformly to all Policies that are affected and you will be given advance written notice of such changes.

PREMIUMS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                INITIAL PREMIUM

MINIMUM

To purchase a Policy, you had to complete an application and pay a premium. We required the premium to put the Policy into effect. The minimum single premium for a Policy was the lesser of (a) $5,000 for an insured under age 20 and $10,000 for an insured age 20 and over, or (b) the premium required to purchase a face amount of at least $100,000. You may make additional payments, as described below.

SELECTING THE INITIAL FACE AMOUNT

Your initial premium determines the face amount. For a given initial premium you may choose your initial face amount. The minimum face amount is the amount which will provide a guarantee period for the insured's entire life. The maximum face amount is the amount which will give you the minimum guarantee period we require for the insured's age, sex, and underwriting class. As the face amount is increased for a given single premium, the guarantee period becomes shorter and the mortality costs in the early policy years are larger to cover the increased amounts of insurance.

                           MAKING ADDITIONAL PAYMENTS

After the end of the "free look" period, you may make additional payments any time you choose up to four times a policy year. The minimum additional payment we will accept is $1,000. We may require satisfactory evidence of insurability before we accept a payment if the payment increases the net amount at risk under the Policy, or if the guarantee period at the time of payment is less than one year. You must submit a form when you make additional payments.


If an additional payment requires evidence of insurability, we will invest that payment in the division investing in the BlackRock Money Market Portfolio on the next business day after we receive it. Once we complete the underwriting and accept the payment, we will allocate the payment either according to your instructions or, if you don't give us instructions, proportionately to the investment base in the Policy's investment divisions.


EFFECT OF ADDITIONAL PAYMENTS

Currently, we will generally accept any additional payment not requiring evidence of insurability the day we receive it. On the date we accept an additional payment we will:

   -  increase the Policy's investment base by the amount of the payment; and
   - increase the deferred policy loading (see "Charges and Deductions - Charge Deducted from the Investment Base").

If an additional payment requires evidence of insurability, once we complete underwriting and accept the payment, the additional payment will be reflected in Policy values as described above. If mandated under applicable law, we may be required to reject a payment.

As of the policy processing date on or next following receipt and acceptance of an additional payment, we will reflect the payment in the calculation of the variable insurance amount (see "Death Benefit - Variable Insurance Amount") and increase either the guarantee period or face amount or both. If the guarantee period before acceptance of an additional payment is less than for life, we will first use payments to extend the guarantee period. Any amount greater than that required to extend the guarantee period to the insured's lifetime or any subsequent additional payment will be used to increase the Policy's face amount.

If the insured dies after we receive and accept an additional payment and before the next policy processing date, we'll pay the beneficiary the larger of:

   - The amount of the death benefit we calculate as of the prior policy processing date plus the amount of the additional payment; and
   - The cash surrender value as of the date we receive and accept the additional payment multiplied by the net single premium factor as of such date (see "Death Benefit - Net Single Premium Factor").

We will reduce the death benefit by any loan debt and any overdue charges if the Policy is in a grace period.

Unless you specify otherwise, if there is any loan debt, we will apply any unplanned payment made first as a loan repayment and we will return any excess amount to you. (See "Loans.")

                          INVESTMENT BASE ALLOCATIONS

INVESTMENT BASE ALLOCATION DURING THE "FREE LOOK" PERIOD


We will place the single premium you submit with your application in the investment division investing in the BlackRock Money Market Portfolio as of the business day we receive the payment at our Service Center. Your application sets forth this designation. We won't make an allocation change during the "free look" period. Afterward, we'll reallocate the investment base to the investment divisions you've selected. You may invest in up to five of the investment divisions.


CHANGING THE ALLOCATION

Currently, you may change investment allocations as often as you wish. However, we may limit the number of changes permitted, but not to less than five each policy year. We'll notify you if we impose any limitations. We may assess a $25 charge for each allocation change in excess of five per policy year. To change your investment base allocation, call or write our Service Center. Any change in investment base allocation will be effective on the business day we record the change. A dollar cost averaging feature is also available. (See "Reallocations.")

TRUST ALLOCATIONS


If your investment base is in any of the Trusts, we'll notify you 30 days before that Trust matures. Tell us in writing at least seven days before the maturity date how to reinvest the proceeds. If you don't tell us, we'll move the proceeds to the investment division investing in the BlackRock Money Market Portfolio, and it will not count as one of the five allocations in a policy year. When we receive a request for allocation, units of a specific Trust may no longer be available. Should this occur, we'll attempt to notify you immediately so that you can change the request.


POLICY VALUES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             SEPARATE ACCOUNT INDEX

Each investment division has a distinct unit value (also referred to as "price" or "separate account index" in reports we furnish to you). When we allocate your payments or investment base to an investment division (for example, due to a reallocation), we purchase units based on the value of a unit of the investment division as of the end of the valuation period during which the allocation occurs. When we transfer or deduct amounts out of an investment division (for example, due to a surrender or reallocation), we redeem units in a similar manner.

When we establish an investment division, we set an initial value for the separate account index (usually $10.00). The separate account index for each subsequent valuation period fluctuates based upon the net rate of return for that period, and equals the index for the preceding valuation period multiplied by the experience factor for the current period.

The experience factor for an investment division's valuation period reflects the investment experience of the portfolio in which the division invests as well as the charges assessed against the division. The factor is calculated as follows:

(1) We take the net asset value as of the end of the current valuation period of the portfolio in which the division invests.

(2) We add to (1) the amount of any dividend or capital gains distribution declared during the current valuation period for the investment portfolio. We subtract from that amount a charge for our taxes, if any.

(3) We divide (2) by the net asset value of the portfolio at the end of the preceding valuation period.

(4) We subtract a charge not to exceed the mortality and expense risk for each day in the valuation period.

(5) For divisions investing only in the Trusts, we subtract an additional charge not to exceed the daily Trust Charge for each day in the valuation period.

Calculations for investment divisions investing in the Funds are made on a per share basis. Calculations for investment divisions investing in the Trusts are on a per unit basis.

                                INVESTMENT BASE

A Policy's investment base is the sum of the amounts invested in each of the investment divisions. We adjust the investment base daily to reflect the investment performance of the investment divisions you've selected.

Certain charges and policy loans decrease the investment base. (See "Charges and Deductions - Charges Deducted from the Investment Base" and "Loans.") Loan repayments and additional payments increase it. You may elect in writing from which investment divisions loans are taken and to which investment divisions repayments and additional payments are added. If you don't make an election, we will allocate increases and decreases proportionately to your investment base in the investment divisions selected.

                              CASH SURRENDER VALUE

The cash surrender value may increase or decrease on any day, depending on the investment results for the investment divisions, any additional payments you make, the fees and charge we deduct, the interest we credit to our general account as collateral for any loans, and the effect of any Policy transactions. No minimum amount is guaranteed.

We calculate the cash surrender value as follows:

ON THE POLICY DATE

The cash surrender value equals the investment base plus any loan debt less the deferred policy loading not yet collected.

ON EACH SUBSEQUENT POLICY PROCESSING DATE

The cash surrender value equals the investment base plus any loan debt, less the deferred policy loading not yet collected. On a policy processing date other than a policy anniversary, we also subtract the pro-rata net loan cost since the last policy anniversary (or since the policy date if during the first policy year).

ON A DATE DURING A POLICY PROCESSING PERIOD

The cash surrender value equals the investment base plus any loan debt as of such date, less the pro-rata net loan cost since the last policy anniversary (or since the policy date if during the first policy year), less the deferred policy loading not yet collected, less the pro-rata mortality cost since the last policy processing date, and less any administrative and other fees which would otherwise be deducted on the next policy processing date.

                            NET CASH SURRENDER VALUE

The net cash surrender value equals cash surrender value less any loan debt.

                                 TABULAR VALUE

The tabular value is equal to the cash surrender value when we issue your Policy. From then on, it is equal to the cash surrender value for a comparable fixed life policy with the same face amount, premium payments, loading, and guarantee period (based on a 4% interest rate per year and the guaranteed mortality table). The tabular value equals zero after the guarantee period. It is the value we use to limit your mortality cost deductions as well as our right to cancel your Policy during the guarantee period.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

We deduct the charges described below to cover services and benefits we provide, costs and expenses we incur, and risks we assume under the Policy. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular Policy. For example, the sales load may not fully cover all of the sales and distribution expenses we actually incur. We may use proceeds from other charges, including the mortality and expense risk charge and mortality cost, in part to cover such expenses. The fees and charges we deduct under the Policy may result in a profit to us.

SERVICES AND BENEFITS
WE PROVIDE:         -  the death benefit, surrender and loan benefits under the
                       Policy
                    -  investment options, including investment allocations
                    -  administration of elective options
                    -  the distribution of reports to policy owners

COSTS AND EXPENSES
WE INCUR:           -  costs associated with processing and underwriting
                       applications, and issuing and administering the Policy
                    -  overhead and other expenses for providing services and
                       benefits
                    -  sales and marketing expenses
                    -  other costs of doing business, such as collecting
                       payments, maintaining records, processing claims, effecting transactions, and paying Federal, state, and local premium and other taxes and fees

RISKS WE ASSUME
INCLUDE BUT ARE NOT
LIMITED TO:         -  that the mortality cost charges we deduct are
                       insufficient to meet our actual claims because insureds die sooner than we anticipate
                    -  that the costs of providing the services and benefits
                       under the Policy exceed the charges we deduct

                   CHARGES DEDUCTED FROM THE INVESTMENT BASE

DEFERRED POLICY LOADING

We assess a deferred policy loading of 7% of each payment made in the first year, and 6.5% of each payment made after the first year. Because the deferred policy loading is a percentage of each payment made, the greater the amount and frequency of payments you make, the greater the amount of the charge we will assess.

The deferred policy loading consists of a sales load, first year administrative expense (not assessed against additional payments we receive after the first policy year), and a premium tax charge.

SALES LOAD. The sales load is equal to a maximum of 4.0% of the single premium and any additional payments. It compensates us for sales expenses. We may reduce the sales load if cumulative payments are sufficiently high to reach certain breakpoints, and in certain group or sponsored arrangements.

FIRST YEAR ADMINISTRATIVE EXPENSE. The first year administrative expense is equal to a maximum of 0.5% of the single premium and any additional payments we receive in the first policy year. It compensates us for the expenses associated with issuing the Policies. We may reduce the first year administrative expense if cumulative payments are sufficiently high to reach certain breakpoints, and in certain group or sponsored arrangements.

We currently do not make any charges for administrative expenses beyond the first year. We will not impose any in the future.

PREMIUM TAX CHARGE. The state premium tax charge is equal to 2.5% of the single premium and any additional payments.

Although chargeable to each payment, we advance the amount of the deferred policy loading to the Separate Account as part of your investment base. We then collect these funds in equal installments (of 0.70% of each payment we receive during the first policy year and 0.65% of each payment thereafter) on the ten policy anniversaries on or following the date we receive and accept a payment. However, in determining the amount payable on surrender of the Policy, we subtract from the investment base the balance of the deferred policy loading that has not yet been deducted.

MORTALITY COST (COST OF INSURANCE)

We deduct a mortality cost, calculated as of the previous policy processing date, from the investment base on each policy processing date after the policy date. This charge compensates us for the cost of providing life insurance coverage on the insured. The charge depends on a number of variables (e.g., the insured's underwriting class, sex (except for Montana and Massachusetts), attained age, and the Policy's net amount at risk) that will cause it to vary from Policy to Policy and from month to month.

The mortality cost is equal to:

           -  the current cost of insurance rate; multiplied by

           -  the Policy's net amount at risk.

Current mortality costs also include a flat fee component. We base the cost of insurance rates on each insured's underwriting class, sex, and attained age.

The net amount at risk may increase or decrease depending on the investment experience of the portfolios in which you are invested, any additional payments you make, the fees and charges deducted under the Policy, Policy riders, and any Policy transactions (such as loans). Therefore, mortality cost charges can increase or decrease.

Current mortality rates may be equal to or less than the guaranteed mortality rates. For insureds age 20 and over, current mortality rates also distinguish between insureds in a smoker (standard) underwriting class and insureds in a non-smoker underwriting class. Because we do less underwriting under the simplified underwriting method, the guaranteed maximum mortality rates are higher for the simplified classes than for the medical underwriting classes. The current mortality rates for the simplified classes may be higher than the guaranteed rates for the medical classes depending on the age and sex of the insured. Mortality rates are generally higher for male insureds than for female insureds of the same age and underwriting class, and ordinarily increase with age.

We guarantee that the current mortality rates will never exceed the maximum guaranteed rates shown in the Policy. We use the 1980 Commissioners Standard Ordinary Mortality Table (1980 CSO Table) for Policies underwritten on a medical basis and the 1980 Commissioners Extended Term Mortality Table (1980 CET Table) for Policies underwritten on a simplified basis to determine these maximum rates if the Policies are issued on insureds in a standard or non-smoker underwriting class. For Policies issued on substandard basis we use a multiple of the 1980 CSO Table. The maximum guaranteed mortality rates we may charge using the 1980 CET Table are equivalent to 130% of the 1980 CSO Table for male ages 38 and above and female ages 41 and above. At younger ages, the rates vary from 130% of the 1980 CSO Table to 212% at ages where the 1980 CSO rates are the lowest.

Even though we can charge up to the 1980 CET Table, the current mortality rates we use for insureds in the non-smoker simplified underwriting class are equal to or less than the 1980 CSO Table.

To the extent the 1980 CET Table is considered substandard we would in effect be charging you a substandard mortality cost, even if the insured was healthy, to the extent:

   - we ever increased the current mortality rates above the 1980 CSO Table for those insureds in the non-smoker simplified underwriting class, or
   - the insured is underwritten under the simplified method but is not in the non-smoker class.

During the period between policy processing dates, the net cash surrender value takes the mortality cost into account on a pro-rated basis.

During the guarantee period, we limit the deduction for mortality cost if investment results are unfavorable. We do this by substituting, in our calculation, the tabular value for the cash surrender value in determining the net amount at risk, and multiplying the net amount at risk by the guaranteed maximum mortality rate. We will deduct this alternate amount from the investment base when it is less than the mortality cost that we would have otherwise deducted.

REALLOCATION CHARGES

We currently allow you to change investment allocations as often as you wish without charge. However, we may deduct reallocation charges from your investment base if you change your investment base allocation more than five times per policy year. If we impose this charge, it will equal $25.00 for each allocation change you make during a policy processing period that exceeds five for the policy year. We will deduct this charge, which compensates us for the cost of processing the reallocations, on the policy processing date on or next following the reallocation.

NET LOAN COST

On each policy anniversary, if there has been any loan debt during the prior year, we reduce the investment base by the net loan cost (the difference between the interest charged and the earnings on the amount held as collateral in the general account) and add that amount to the amount held in the general account as collateral for the loan. For the first ten policy years, the net loan cost equals 0.75% of the loan debt on the previous policy anniversary (taking into account any loans and repayments since then). After the first ten policy years, the net loan cost equals 0.60%. We will not increase the net loan cost. We take the net loan cost into account in determining the net cash surrender value of the Policy if the date of surrender is not a policy anniversary.

                        CHARGES TO THE SEPARATE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE

Each day we deduct an asset charge from each division of the Separate Account to cover our mortality, expense, and guaranteed benefits risks. The total amount of this charge is equivalent to 0.60% annually at the beginning of the year.

   - The mortality risk is the risk we assume that insureds as a group will live for a shorter time than actuarial tables predict. As a result, we would be paying more in death benefits than planned.

   - The expense risk is the risk we assume that it will cost us more to issue and administer the Policies than expected.

   - The guaranteed benefits risks are the risks we assume for potentially unfavorable investment results. One risk is that the Policy's net cash surrender value cannot cover the charges due during the guarantee period. The other risk is that we may have to limit the deduction for mortality cost (see "Mortality Cost (Cost of Insurance)" above).

If the mortality and expense risk charge is not enough to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, the excess will be added to our profit and may be used to finance distribution expenses. We cannot increase the total charge.

                  CHARGES TO DIVISIONS INVESTING IN THE TRUSTS

We assess a daily trust charge against the assets of each division investing in the Trusts. This charge reimburses us for the transaction charge paid to the principal underwriter of the Policies, MLPF&S, when units are sold to the Separate Account. The trust charge is currently equivalent to 0.34% annually at the beginning of the year. We may increase it, but it won't exceed 0.50% annually at the beginning of the year. The charge is based on cost with no expected profit. We assess this charge in addition to the mortality and expense risk charge.

                                 RIDER CHARGES

We will deduct a charge if you add certain riders to your Policy. Each rider charge is summarized in the Fee Table in this Prospectus. Any rider charges applicable to your Policy will be indicated in the rider you receive.

                               PORTFOLIO EXPENSES

The value of the net assets of each investment division is reduced by the investment management fees and other expenses incurred by the corresponding portfolio in which the investment division invests. You pay these fees and expenses indirectly. See the table of Annual Portfolio Operating Expenses in this Prospectus and the Funds' and Trusts' prospectuses for further information on these fees and expenses.

DEATH BENEFIT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             DEATH BENEFIT PROCEEDS


As long as the Policy is in force, we will pay the death benefit proceeds to the beneficiary when we receive all information needed to process the payment, including due proof of the insured's death. When we first receive reliable notification of the insured's death by a representative of the policy owner or the insured, we may transfer the investment base to the division investing in the BlackRock Money Market Portfolio, pending payment of death benefit proceeds.


DEATH BENEFIT
PROCEEDS EQUAL:     -  the death benefit, which is the larger of the current
                       face amount and the variable insurance amount; LESS
                    -  any loan debt; and LESS
                    -  any overdue charges if the Policy is in a grace period
                       (see "Policy Termination - When the Guarantee Period is
                       Less Than for Life").

The values used in calculating the death benefit proceeds are as of the date of death. The death benefit will never be less than the amount required to keep the Policy qualified as life insurance under Federal income tax laws.

The amount we pay on death will be greater when we receive and accept an additional payment during a policy processing period and the insured dies prior to the next policy processing date. (See "Premiums - Making Additional Payments.")

We may further adjust the amount of the death benefit proceeds if: (1) we contest the validity of a Policy; (2) we contest the amount of the death benefit; (3) the insured commits suicide; or (4) the age or sex of the insured is stated incorrectly in the application.

                           VARIABLE INSURANCE AMOUNT

We determine the variable insurance amount on each policy processing date by multiplying the cash surrender value by the net single premium factor. Depending on the investment results of the investment divisions you select, any additional payments you make, the fees and charges we deduct, the interest we credit to our general account as collateral for any loans, and the effect of any Policy transactions, the cash surrender value, and thus the death benefit, may go up or down (although the death benefit will never be less than the face amount).

                           NET SINGLE PREMIUM FACTOR

The net single premium factor is based on the insured's sex, underwriting class, and attained age on the policy processing date. It decreases as the insured's age increases. As a result, the variable insurance amount will decrease in relationship to the Policy's cash surrender value. Also, net single premium factors may be higher for a woman than for a man of the same age. Your Policy contains a table of net single premium factors as of each anniversary.

                TABLE OF ILLUSTRATIVE NET SINGLE PREMIUM FACTORS
                            ON POLICY ANNIVERSARIES

  STANDARD-SIMPLIFIED ISSUE         STANDARD MEDICAL ISSUE
-----------------------------   ------------------------------
ATTAINED                        ATTAINED
  AGE       MALE      FEMALE      AGE        MALE      FEMALE
--------   -------   --------   --------   --------   --------
    5      8.61444   10.08769       5      10.26605   12.37298
   15      6.45795    7.65253      15       7.41158    8.96292
   25      4.89803    5.70908      25       5.50384    6.48170
   35      3.59024    4.18342      35       3.97197    4.64894
   45      2.62620    3.06419      45       2.87749    3.36465
   55      1.97694    2.29528      55       2.14058    2.48940
   65      1.55349    1.75357      65       1.65786    1.87562
   75      1.28954    1.38615      75       1.35394    1.45952
   85      1.14214    1.17173      85       1.18029    1.21265

                       PAYMENT OF DEATH BENEFIT PROCEEDS

We will generally pay the death benefit proceeds to the beneficiary within seven days after we receive all the information needed to process the payment. We may delay payment, however, if: (1) we are contesting the Policy or the death benefit; (2) the insured has committed suicide; (3) the insured's age or sex has been stated incorrectly in the application; or (4) any of the circumstances described in "When We Make Payments" occur.

We will add interest from the date of the insured's death to the date of payment at an annual rate of at least 4%. The beneficiary may elect to receive the proceeds either in a single payment or under one or more income plans described below.

                                  INCOME PLANS

We offer several income plans to provide for payment of the death benefit proceeds to the beneficiary. Payments under these plans do not depend on the investment results of a Separate Account. You may choose one or more income plans at any time during the insured's lifetime. If you haven't selected a plan, when the insured dies the beneficiary has one year to apply the death benefit proceeds either paid or payable to one or more of the plans. In addition, if you cancel the Policy for its net cash surrender value, you also may choose one or more income plans for payment of the proceeds.

We need to approve any plan where any income payment would be less than $100. Income plans include:

      - Annuity Plan. An amount can be used to purchase a single premium immediate annuity.

      - Interest Payment. You can leave amounts with us to earn interest at an annual rate of at least 3%.

      - Income for a Fixed Period. We make payments in equal installments for up to 30 years.

      - Income for Life. We make payments in equal monthly installments as long as the named person is living. Other payment schedules may be available on request. Payments end completely when the named person dies.

      - Income for Life with a Fixed Period. We make payments in equal monthly installments until the death of a named person or the end of a designated period, whichever is later. The designated period may be for 10 or 20 years. Other designated periods and payment schedules may be available on request.

      - Income of a Fixed Amount. We make payments in equal installments until proceeds applied under this option and interest on the unpaid balance at not less than 3% per year are exhausted.

      - Joint Life Income. We make payments in monthly installments as long as at least one of two named persons is living. Other payment schedules may be available on request. While both are living, we make full payments. If one dies, we make payments of at least two-thirds of the full amount. Payments end completely when both named persons die.

      - Joint Life Income with a Fixed Period. We make payments in monthly installments until the death of both named persons or the end of a designated period, whichever is later. The designated period may be for 10 or 20 years. Other designated periods and payment schedules may be available on request.

UNDER THE INCOME FOR LIFE AND JOINT LIFE INCOME OPTIONS, OUR POLICY OBLIGATION MAY BE SATISFIED WITH ONLY ONE PAYMENT IF AFTERWARD THE NAMED PERSON OR PERSONS DIES. IN ADDITION, ONCE IN EFFECT, SOME OF THE INCOME PLANS MAY NOT PROVIDE ANY SURRENDER RIGHTS.

Even if the death benefit under the Policy is excludible from income, payments under the income plan options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the income plans generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the income plans.

SUPPLEMENTAL BENEFITS (RIDERS)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following supplemental benefits (riders) are available. The charge for these benefits, if any, is described in the "Fee Table."

SINGLE PREMIUM IMMEDIATE ANNUITY RIDER. If your state allows, you may have added a Single Premium Immediate Annuity Rider ("SPIAR") to your Policy. This rider provides you with a fixed income for a period of ten years. If you are the insured and you die before the period ends, we'll pay the rider value in a lump sum to the beneficiary under the Policy. For tax purposes, this payment won't be considered part of the life insurance death benefit.

       - If you surrender the rider before the end of the period, we'll pay you the rider value over five years or apply it to a lifetime income for you, as you choose.
       - If you are not the insured and you die before the income period ends, we'll pay the remaining payments to the new policy owner.
       - If you change the policy owner of the Policy, we will change the policy owner of the SPIAR to the new owner of the Policy.
       - If the Policy ends because the insured dies (where you are not the insured), because we terminate the Policy, or because you've cancelled it for its net cash surrender value, we'll continue the annuity under the same terms but under a separate written agreement. You can also choose one of the options available upon surrender of the rider.
       -  The rider won't have any effect on your Policy's loan value.
       -  We hold the reserves for this rider in our general account.
       - If you pledge, assign, or gift a Policy with a SPIAR, you may have tax consequences. We advise you to consult your tax advisor prior to effecting an assignment, pledge or gift of such a Policy.

CHANGE OF INSURED RIDER. This rider gives you the right to change the insured once each policy year as of a policy processing date. A change of insured is a taxable event.

The benefits and restrictions are described in each rider. We will provide samples of these provisions upon request. You should consult a tax advisor to learn about the tax consequences associated with each rider. Each rider may not be available in all states, and a rider may vary by state.

SURRENDERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You may cancel the Policy at any time while the insured is living to receive the net cash surrender value in a lump sum or under an income plan. You must make the request in writing in a form satisfactory to us, and return the Policy to our Service Center. The surrender will take effect on the date the Policy and the request are sent to us. All rights to the death benefit will end on the date you send the written request to us. We will determine the net cash surrender value as of the date we receive the Policy and the signed request at our Service Center. Canceling the Policy may have tax consequences. (See "Tax Considerations.")

You may not make partial withdrawals under the Policy.

WHEN WE MAKE PAYMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

We generally pay death benefit proceeds, loans, payments under an income plan, and net cash surrender value on cancellation within seven days after our Service Center receives all the information needed to process the payment. However, we may delay payment if it isn't practical for us to value or dispose of Trust units or Fund shares because:

       -  the New York Stock Exchange ("NYSE") is closed;
       -  trading on the NYSE is restricted;
       - the SEC declares that an emergency exists such that it is not reasonably practical to dispose of securities held in the Separate Account or to determine the value of their assets; or
       -  the SEC by order so permits for the protection of policy owners.

If you have submitted a recent check or draft, we have the right to defer payment of death benefit proceeds, loans, payments under an income plan, and net cash surrender value on cancellation until such check or draft has been honored.

Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a current policy owner's ability to make certain transactions and thereby refuse to accept any premium payments or requests for transfers, surrenders, death benefits, loans, and income plan payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Policy to government regulators.

REALLOCATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        REALLOCATING THE INVESTMENT BASE

You can reallocate your investment base either in writing in a form satisfactory to us or by telephone. Currently, you may change investment allocations as often as you wish. However, we may limit the number of changes permitted, but not to less than five each policy year. We may assess a charge for each allocation change in excess of five per policy year. If you request the reallocation by telephone, you must give your personal identification code as well as your Policy number. We will give a confirmation number over the telephone and then follow up in writing.

We will process each reallocation at the unit values next determined after we receive the reallocation request.

                               DISRUPTIVE TRADING

Frequent or short-term transfers among investment divisions, such as those associated with "market timing" transactions, can adversely affect the Funds and the returns achieved by policy owners. In particular, such transfers may dilute the value of the Fund shares, interfere with the efficient management of the Funds' investments, and increase brokerage and administrative costs of the Funds. Accordingly, frequent or short-term transfers by a policy owner among the investment divisions may adversely affect the long-term performance of the Funds, which may, in turn, adversely affect other policy owners and other persons who may have an interest in the Policy (e.g., beneficiaries). In order to try to protect our policy owners and the Funds from potentially disruptive or harmful trading activity, we have adopted certain policies and procedures ("Disruptive Trading Procedures"). We employ various means to try to detect such transfer activity, such as periodically examining the number of "round trip" transfers into and out of particular investment division made by policy owners within given periods of time and/or examining transfer activity identified by the Funds on a case-by-case basis.

Our policies and procedures may result in restrictions being applied to policy owners who are found to be engaged in disruptive trading activities. Policy owners will be provided one warning in writing prior to imposition of any restrictions on transfers. If a "warned" policy owner engages in any further disruptive trading activities within the six-month period following a warning letter, we will notify the policy owner in writing of the restrictions that will apply to future transfers under a Policy. Currently, our restrictions require such policy owners to submit all future transfer requests through regular U.S. mail (thereby refusing to accept transfer requests via overnight delivery service, telephone, Internet, facsimile, other electronic means, or through your Financial Advisor). We also require that the policy owner's signature on these transfer requests be notarized or signature guaranteed. If this restriction fails to limit further disruptive trading activities, we may additionally require a minimum time period between each transfer and refuse to execute future transfer requests that violate our Disruptive Trading Procedures. We currently do not, but may in the future, impose different restrictions, such as:


   - not accepting a transfer request from a third party acting under authorization on behalf of more than one policy owner;
   - limiting the dollar or percentage of investment base value that may be transferred among the investment divisions at any one time; and
   -  imposing a redemption fee on certain transfers.

Because we have adopted our Disruptive Trading Procedures as a preventative measure to protect policy owners from the potential adverse effects of harmful trading activity, we will impose the restriction stated in the notification on that policy owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy owner's future transfers.


Despite our best efforts, we cannot guarantee that our Disruptive Trading Procedures will detect every potential contract owner engaged in disruptive trading activity, but we apply our Disruptive Trading Procedures consistently to all policy owners without special arrangement, waiver, or exception. Our ability to detect and deter such transfer activity may be limited by our operational systems and technological limitations. Furthermore, the identification of policy owners determined to be engaged in disruptive or harmful transfer activity involves judgments that are inherently subjective. In our sole discretion, we may revise our Disruptive Trading Procedures at any time without prior notice as necessary to better detect and deter frequent or short-term transfers that may adversely affect other policy owners or the Funds, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on contract owners engaged in disruptive trading activity. In addition, the other insurance companies and/or retirement plans that invest in the Funds may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we also cannot guarantee that the Funds (and thus policy owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.



The Funds available as investment options under the Policy may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The disruptive trading policies and procedures of a Fund may be different, and more or less restrictive, than our Disruptive Trading Procedures or the disruptive trading policies and procedures of other Funds. We may not have the contractual authority or the operational capacity to apply the disruptive trading policies and procedures of the respective Funds that would be affected by the transfers. However, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund, promptly upon request, certain information about the trading activity of individual policy owners, and to execute instructions from the Fund to restrict or prohibit further premium payments or transfers by specific policy owners who violate the disruptive trading polices established by the Fund.



Accordingly, to the extent permitted by applicable law, we reserve the right to refuse to make a transfer at any time that we are unable to purchase or redeem shares of any of the Funds available through the Separate Account, including any refusal or restriction on purchases or redemptions of their shares as a result of a Fund's own policies and procedures on disruptive trading activities.



Policy owners and other persons with interests in the Policies also should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the Funds' ability to apply their respective disruptive trading policies and procedures. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.



In the future, some Funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Funds.


                             DOLLAR COST AVERAGING


The Policy offers an optional transfer feature called Dollar Cost Averaging ("DCA"). This feature allows you to make automatic monthly transfers from the BlackRock Money Market investment division to up to four other investment divisions depending on your current allocation of investment base. The DCA program will terminate and no transfers will be made if transfers under DCA would cause you to be invested in more than 5 divisions.


The DCA feature is intended to reduce the effect of short term price fluctuations on investment cost. Since we transfer the same dollar amount to selected divisions each month, the DCA feature allows you to purchase more units of a division when prices are low and fewer units when prices are high. Therefore, you may achieve a lower average cost per unit over the long term. However, it is important to understand that a DCA feature does not assure a profit or protect against loss in a declining market. If you choose to participate in the DCA feature, you should have the financial ability to continue making transfers through periods of fluctuating markets.


You can choose the DCA feature any time. Once you start using it, you must continue it for at least three months. You can select a duration in months for the DCA program. If you do not choose a duration we will make reallocations at monthly intervals until the balance in the BlackRock Money Market investment division is zero. While the DCA program is in place any amount in the BlackRock Money Market investment division is available for transfer.


MINIMUM AMOUNTS


To elect DCA, you need to have a minimum amount in the BlackRock Money Market investment division. We determine the amount required by multiplying the specified length of your DCA program in months by your specified monthly transfer amount. If you do not select a duration we determine the minimum amount required by multiplying your monthly transfer amount by 3 months. You must specify at least $100 for transfer each month. Allocations may be made in specific whole dollar amounts or in percentage increments of 1%. We reserve the right to change these minimums.



Should the amount in your BlackRock Money Market investment division be less than the selected monthly transfer amount, you will need to put more money in to continue the DCA Program. You will be notified on your DCA confirmation of activity notice that the amount remaining in your BlackRock Money Market subaccount has dropped below the selected monthly transfer amount. If you do not specify a duration or the specified duration has not been reached and the amount in the BlackRock Money Market investment division is less than the monthly transfer amount, the entire amount will be transferred. Transfers are made based on your selected DCA percentage allocations or are made pro-rata based on your specified DCA transfer amounts.


WHEN WE MAKE DCA TRANSFERS


After we receive your request at our Service Center, we will make the first DCA transfer on the following monthiversary date. We'll make additional DCA transfers on each subsequent monthiversary. We don't charge for DCA transfers. These transfers are in addition to reallocations permitted under the Policy.

LOANS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  POLICY LOANS

You may use the Policy as collateral to borrow funds from us. You may borrow from the cash surrender value up to the loan value of your Policy. The minimum loan is $1,000 unless you are borrowing to make a payment on another of our variable life insurance contracts. In that case, you may borrow the exact amount required even if it's less than $1,000. You may repay all or part of loan debt any time during the insured's lifetime. Each repayment must be for at least $1,000 or the amount of the loan debt, if less. Certain states won't permit a minimum amount that can be borrowed or repaid.

When you take a loan, we transfer from your investment base the amount of the loan and hold it as collateral in our general account. You may select the divisions you want to borrow from, and the divisions you want to repay (including interest payments). If you don't specify, we'll take the borrowed amounts proportionately from and make repayments proportionately to your investment base as then allocated to the investment divisions.

If your loan debt exceeds certain Policy values, we may terminate the Policy. (See "Policy Termination.")

                               REQUESTING A LOAN

You may request a loan in writing or, if all required forms are on file with us, by telephone. Once our Service Center receives the authorization, you can call our Service Center, give your Policy number, name and personal identification code, and tell us the loan amount and the divisions from which the loan should be taken.

Upon request, we will wire the funds to the account at the financial institution named on your authorization. We will generally wire the funds within two working days of receipt of the request.

                EFFECT ON DEATH BENEFIT AND CASH SURRENDER VALUE

Whether or not you repay loan debt, taking a loan will have a permanent effect on a Policy's cash surrender value and may have a permanent effect on its death benefit. This is because the collateral for a loan does not participate in the performance of the investment divisions while the loan is outstanding. If the amount credited to the collateral is more than what is earned in the investment divisions, the cash surrender value will be higher as a result of the loan, as may be the death benefit. Conversely, if the amount credited is less, the cash surrender value will be lower, as may be the death benefit. In that case, the lower cash surrender value may cause the Policy to lapse sooner than if no loan had been taken.

We deduct loan debt from the amount payable on surrender of the Policy and from any death benefit payable. A Policy loan also may have possible adverse tax consequences. You should consult a tax adviser before taking out a Policy loan.

                                   LOAN VALUE

The loan value of a Policy equals:

   -  75% of the Policy's cash surrender value during the first three years; or
   -  90% of the Policy's cash surrender value after the first three years.

In certain states, the loan value may differ from that above for particular years. The sum of all outstanding loan amounts plus accrued interest is called loan debt. The maximum amount that can be borrowed at any time is the difference between the loan value and the loan debt.

                                    INTEREST

While a loan remains unpaid, we charge interest of 4.75% annually. Interest accrues each day and payments are due at the end of each policy year. IF YOU DON'T PAY THE INTEREST WHEN DUE, IT IS TREATED AS A NEW LOAN AND WE ADD IT TO THE UNPAID LOAN AMOUNT. Loan debt is considered part of cash surrender value which is used to calculate gain. Interest paid on a policy loan is not tax-deductible.

The amount held in our general account as collateral for a loan earns interest at a minimum rate of 4% annually for the first ten policy years and 4.15% thereafter.

TELEPHONE REQUESTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

A telephone request for a loan or a reallocation received before 4 p.m. (ET) generally will be processed the same day. A request received at or after 4 p.m.
(ET) will be processed the following business day. We reserve the right to change procedures or discontinue the ability to make telephone transactions.

We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include, but are not limited to, possible recording of telephone calls and obtaining appropriate identification before effecting any telephone transactions. We will not be liable for following telephone instructions that we reasonably believe to be genuine.

Telephone systems may not always be available. Any telephone system, whether it is yours, your service provider's, your Financial Advisor's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Where you or your authorized representative have not given instructions to a Service Center representative prior to 4:00 pm (ET), even if due to our delay in answering your call, we will treat your request as having been received on the following business day. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Service Center.

POLICY TERMINATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                GUARANTEE PERIOD

Generally, during the guarantee period, we guarantee the Policy will remain in effect and provide the death benefit regardless of investment performance, unless loan debt exceeds the larger of the cash surrender value and the tabular value. (See "Loans" for an explanation of how any loan debt affects the Policy's value.) A guarantee period may last for the insured's lifetime or a shorter period. The chart below shows how the face amount of your Policy (assuming the same premium) affects the guarantee period.

                              INSURED MALE AGE 60
                            INITIAL PREMIUM 100,000

                                          FACE
  LENGTH OF GUARANTEE PERIOD (YEARS)     AMOUNT
  ----------------------------------   ----------
  5.................................   $1,103,366
  10................................      512,940
  20................................      240,607
  30................................      164,843
  Insured's lifetime................      162,034

If the loan debt exceeds the larger of the cash surrender value and the tabular value, we'll mail you a notice of our intent to cancel the Policy, specifying the minimum repayment amount. We will cancel the Policy 61 days after we mail this notice unless we have received at least the minimum repayment amount specified in the notice. We will treat any payment in excess of the overdue charges as an additional payment. (See "Effect of Additional Payments.") Depending upon the investment performance of the divisions and the amounts you borrow, loans may cause the Policy to lapse. If the Policy lapses with loan debt outstanding, adverse tax consequences may result. (See "Tax Considerations.")

                WHEN THE GUARANTEE PERIOD IS LESS THAN FOR LIFE

After the end of the guarantee period, we will cancel the Policy if the net cash surrender value on a policy processing date won't cover the charges due. (See "Charges and Deductions - Charges Deducted from the Investment Base.")

We will notify you before canceling the Policy. You will then have 61 days to pay us three times the charges due on the policy processing date when your net cash surrender value became insufficient. If we haven't received the required payment by the end of this grace period, we'll cancel the Policy. We will treat any excess payment above the overdue charges as an additional payment.

                                 REINSTATEMENT

If we cancel a Policy, you may reinstate it while the insured is still living if:

   - You request the reinstatement within three years after the end of the grace period;
   -  We receive satisfactory evidence of insurability; and
   - You pay a premium that is sufficient to give you a guarantee period of at least five years from the reinstated Policy's effective date.

We will treat your premium payment as an additional payment requiring underwriting.

The effective date of a reinstated Policy is the policy processing date on or next following the date the reinstatement application is approved.

                               MATURITY PROCEEDS

We will terminate the Policy on the policy anniversary nearest the insured's 100th birthday. We will pay you the net cash surrender value, provided the insured is still living at that time and the Policy is in effect.

TAX CONSIDERATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  INTRODUCTION


The following summary discussion is based on our understanding of current Federal income tax law as the Internal Revenue Service (IRS) now interprets it. We can't guarantee that the law or the IRS's interpretation won't change. It does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other tax advisors should be consulted for further information.


                            TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for Federal tax purposes, the Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Code. The Section 7702 definition can be met if a life insurance policy satisfies either one of two tests that are contained in that section. The manner in which these tests should be applied to certain innovative features of the Policy offered by this Prospectus is not directly addressed by
Section 7702 or the proposed regulations issued thereunder. The presence of these innovative Policy features, and the absence of final regulations or any other pertinent interpretations of the tests, thus creates some uncertainty about the application of the tests to the Policy.

Nevertheless, we believe that the Policy offered by this Prospectus qualifies as a life insurance contract for Federal income tax purposes. This generally means that:

   - the death benefit should be fully excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code; and
   - the policy owner should not be considered in constructive receipt of the Policy's cash surrender value, including any increases, until actual cancellation of the Policy or a distribution is taken from the Policy.

We have reserved the right to make changes in the Policy if such changes are deemed necessary to assure its qualification as a life insurance contract for tax purposes (see "The Policy - Policy Changes (Applicable Federal Tax Law)").

                          DIVERSIFICATION REQUIREMENTS

IRC section 817(h) and the regulations under it provide that separate account investments underlying a policy must be "adequately diversified" for it to qualify as a life insurance policy under IRC section 7702. The separate account intends to comply with the diversification requirements of the regulations under section 817(h). This will affect how we make investments.

In certain circumstances, owners of variable life policies have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policy owners have been currently taxed on income and gains attributable to the separate account assets. While we believe that the policies do not give policy owners investment control over variable account assets, we reserve the right to modify the policies as necessary to prevent a policy owner from being treated as the owner of the variable account assets supporting the Policy.


The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.


                                  POLICY LOANS

In general, any interest paid on policy loans will not be tax-deductible. Before taking out a policy loan, a policy owner should consult a tax advisor as to the tax consequences.

             TAX TREATMENT OF POLICY LOANS AND OTHER DISTRIBUTIONS

Federal tax law establishes a class of life insurance policies referred to as modified endowment contracts or MECs. A MEC is any contract which satisfies the definition of life insurance set forth in Section 7702 of the Code but fails to meet the 7-pay test. This test applies a cumulative limit on the amount of premiums that can be paid into a contract each year in the first seven contract years in order to avoid MEC treatment.

Loans from, as well as collateral assignments of, MECs will be treated as distributions to the policy owner. All pre-death distributions (including loans, capitalized interest, surrenders, and collateral assignments) from these policies will be included in gross income on an income first basis to the extent of any income in the Policy immediately before the distribution.

The law also imposes a 10% penalty tax on pre-death distributions (including loans, collateral assignments, capitalized interest, and surrenders) from MECs to the extent they are included in income, unless such amounts are distributed on or after the taxpayer attains age 59 1/2 because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.

These provisions apply to policies entered into on or after June 21, 1988. However, a Policy that is not originally classified as a MEC can become so classified if a material change is made in the Policy at any time. A material change includes, but is not limited to, a change in the benefits that was not reflected in a prior 7-pay test computation. Certain changes made to your Policy may cause it to become subject to these provisions. We believe that these changes include your contractual right to make certain additional payments. You may choose not to exercise this right in order to preserve your Policy's current tax treatment.

If you do preserve your Policy's current tax treatment, and your Policy is not a MEC, then policy loans will be considered your indebtedness and no part of a policy loan will constitute income to you. However, a lapse of a Policy with an outstanding loan will result in the treatment of the loan cancellation (including the accrued interest) as a distribution under the Policy and may be taxable. Pre-death distributions will generally not be included in gross income to the extent that the amount received does not exceed your investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

If a Policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

If there is any borrowing against your Policy, whether a MEC or not, the interest paid on loans is not tax deductible.

Any Policy received in exchange for a MEC is considered a MEC.

                  AGGREGATION OF MODIFIED ENDOWMENT CONTRACTS

In the case of a pre-death distribution (including loans, collateral assignments, capitalized interest, and surrenders) from a Policy that is treated as a MEC, a special aggregation requirement may apply for purposes of determining the amount of the income on the contract. Specifically, if we or any of our affiliates issue to the same policy owner more than one MEC during a calendar year, then for purposes of measuring the income on the contract with respect to a distribution from any of those contracts, the income on the contract for all such contracts will be aggregated and attributed to that distribution.

               TAXATION OF SINGLE PREMIUM IMMEDIATE ANNUITY RIDER

If the Single Premium Immediate Annuity Rider ("SPIAR") was added to the Policy at issue to make the payments on the Policy, a portion of each payment from the annuity will be includible in income for Federal tax purposes when distributed. The amount of taxable income consists of the excess of the payment amount over the exclusion amount. The exclusion amount is defined as the payment amount multiplied by the ratio of the investment in the annuity rider to the total amount expected to be paid by us under the annuity.

If payments cease because of death before the investment in the annuity rider has been fully recovered, a deduction is allowed for the unrecovered amount. Moreover, if the payments continue beyond the time at which the investment in the annuity rider has been fully recovered, the full amount of each payment will be includible in income. If the SPIAR is surrendered before all of the scheduled payments have been made by us, the remaining income in the annuity rider will be taxed just as in the case of life insurance policies.

Payments under an immediate annuity rider are not subject to the 10% penalty tax that is generally applicable to distributions from annuities made before the recipient attains age 59 1/2.

Other than the tax consequences described above, and assuming that the SPIAR is not subjected to an assignment, gift or pledge, no income will be recognized to the policy owners or beneficiary.

The SPIAR does not exist independently of a Policy. Accordingly, there are tax consequences if a Policy with a SPIAR is assigned, transferred by gift, or pledged. An owner of a Policy with a SPIAR is advised to consult a tax advisor prior to effecting an assignment, gift or pledge of the Policy.

                               OTHER TRANSACTIONS

Changing the policy owner or the insured may have tax consequences. According to
Section 1035(a)(1) of the Code, exchanging the Policy for another involving the same insured will have no tax consequences if there is no loan debt and no cash or other property is received. In addition, exchanging the Policy for more than one policy, or exchanging the Policy and one or more other policies for a single policy, in certain circumstances, may be treated as an exchange under Section 1035, as long as all such policies involve the same insured(s). Any new policy or policies would have to satisfy the 7-pay test from the date of exchange to avoid characterization as a MEC. In addition, any exchange for a new policy or policies may result in a loss of grandfathering status for statutory changes made after the old policy or policies were issued. A tax advisor should be consulted before effecting any exchange, since even if an exchange is within Section 1035(a), the exchange may have tax consequences other than immediate recognition of income.


In addition, the Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.


                  OWNERSHIP OF POLICIES BY NON-NATURAL PERSONS

The above discussion of the tax consequences arising from the purchase, ownership, and transfer of the Policy has assumed that the owner of the Policy consists of one or more individuals. Organizations exempt from taxation under
Section 501(a) of the Code may be subject to additional or different tax consequences with respect to transactions such as policy loans.

          NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES

If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the
Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.


                    EMPLOYER-OWNED LIFE INSURANCE CONTRACTS



Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. It is the employer's responsibility (i) to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j) and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts that are also imposed under the Code. These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax advisor should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.


              ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES

The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the insured dies, the death proceeds will generally be includable in the policy owner's estate for purposes of federal estate tax if the insured owned the policy. If the policy owner was not the insured, the fair market value of the Policy would be included in the policy owner's estate upon the policy owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.


Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the policy owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

           ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001

The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.


During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2007, the maximum estate tax rate is 45% and the estate tax exemption is $2,000,000.


The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

                           SPLIT-DOLLAR ARRANGEMENTS


The IRS and the Treasury Department has issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional payments with respect to such arrangements.


Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

                              FOREIGN TAX CREDITS

To the extent that any Fund or the Trusts makes the appropriate election, certain foreign taxes paid by the Funds or the Trusts will be treated as being paid by us, which may allow us to deduct or claim a tax credit for such taxes. The benefits of any such deduction or credit will not be passed through to the policy owners.

                            ALTERNATIVE MINIMUM TAX


There also may be an indirect tax upon the income in the Policy or the proceeds of a policy under the Federal corporate alternative minimum tax, if you are subject to that tax.

                                  WITHHOLDING

To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's Federal tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

    LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

                            POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the change). Consult a tax advisor with respect to legislative developments and their effect on the policy.

We don't make any guarantee regarding the tax status of any policy or any transaction regarding the policy.

The above discussion is not intended as tax advice. For tax advice you should consult a competent tax advisor. Although this tax discussion is based on our understanding of Federal income tax laws as they are currently interpreted, we can't guarantee that those laws or interpretations will remain unchanged.

                                OUR INCOME TAXES

FEDERAL INCOME TAXES. We don't expect to incur any Federal income tax liability that would be chargeable to the Separate Account. As a result we do not currently deduct charges for Federal income taxes from the Separate Account.

Changes in Federal tax treatment of variable life insurance or in our tax status may mean that we will have to pay Federal income taxes chargeable to the Separate Account in the future. If we make a charge for taxes, we expect to accumulate it daily and transfer it from each investment division and into the general account monthly. We would keep any investment earnings on any tax charges accumulated in an investment division.

Any tax charges we impose will not apply to Policies issued in connection with qualified pension arrangements.

STATE AND LOCAL INCOME TAXES. Under current laws, we may incur state and local income taxes (in addition to premium taxes) in several states, although these taxes are not significant. If the amount of these taxes changes substantially, we may make charges to the Separate Account.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               SELLING THE POLICY


We have entered into a distribution agreement with our affiliate, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S" or "Distributor"), for the distribution and sale of the Policies. MLPF&S provides a world-wide broad range of securities brokerage and investment banking services. It provides marketing and other services relating to the Policies for us and is the principal underwriter for the Policy. Distributor offers the Policies through its registered representatives ("Financial Advisors"). The Financial Advisors are registered with the NASD, Inc., licensed as insurance agents in the states in which they do business, and appointed through various Merrill Lynch Life Agencies as our insurance agents. The Merrill

Lynch Life Agencies are wholly owned subsidiaries of Distributor. The Policies are not currently offered for sale to the public.

We pay commissions to the Merrill Lynch Life Agencies for sales of the Policies by the Financial Advisors. Pursuant to a sales agreement, the Merrill Lynch Life Agencies pay Distributor a portion of the commissions they receive from us for the sales of the Policies, and the Distributor pays the Financial Advisors and insurance specialists a portion of the commissions it receives from the Merrill Lynch Life Agencies for the sales of the Policies. Each insurance specialist provides training and market support to Financial Advisors in a specific geographic region and is compensated based on sales of the Policies in that region.

The maximum amount of commissions paid to the Merrill Lynch Life Agencies is 7% of each premium and 0.10% of the investment base. The maximum commission payable to Financial Advisors for Policy sales is 3.10% of premium and 0.13% of investment base. The maximum amount of compensation that may be paid to the insurance specialists is 1.2% of each premium.

Financial Advisors and their branch managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items. Non-cash items include conferences, seminars, and trips (including travel, lodging, and meals in connection therewith), entertainment, merchandise, and other similar items. In addition, Financial Advisors who meet certain productivity, persistency, and length of service standards and/or their branch managers may be eligible for additional compensation from Distributor. Insurance specialists who meet certain productivity standards may also be eligible for additional compensation from the Merrill Lynch Life Agencies. Distributor's Financial Advisors and their branch managers may receive other payments from Distributor for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.

Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the policy.

                               LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. We and MLPF&S are engaged in various kinds of routine litigation that, in our judgment, is not material to our total assets or to MLPF&S.

                              FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Separate Account's financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policy. For a free copy of these financial statements and/or the Statement of Additional Information, please call or write to us at our Service Center.

GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

For your convenience, we are providing a glossary of the special terms we use in this Prospectus.

ATTAINED AGE: is the issue age of the insured plus the number of full years since the policy date.

BUSINESS DAY: is any day the NYSE is open or there's enough trading in portfolio securities to materially affect the unit value of an investment division.

CASH SURRENDER VALUE: is equal to the cash value less the deferred policy loading and, depending on the date it is calculated, less all or a portion of certain other charges not yet deducted.

CASH VALUE: is equal to the investment base plus any loan debt.

FACE AMOUNT: is the minimum death benefit as long as the Policy remains in force. The face amount may increase as a result of an additional payment.

GUARANTEE PERIOD: is the time we guarantee that the Policy will remain in force regardless of investment experience, unless loan debt exceeds certain Policy values. It is the period that a comparable fixed life insurance policy (same face amount, premium payments, guaranteed mortality table and loading) would remain in force if credited with 4% interest per year.

INVESTMENT BASE: is the amount available under a Policy for investment in the Separate Account at any time.

ISSUE AGE: is the insured's age as of his or her birthday nearest the policy date.

LOAN DEBT: is the sum of all outstanding loans on a Policy plus accrued interest.

MONTHIVERSARY: is the same day each month as the policy date.

NET AMOUNT AT RISK: is the difference between the death benefit and the cash surrender value adjusted for interest at 4% per year.

NET CASH SURRENDER VALUE: is equal to cash surrender value less any loan debt.

NET SINGLE PREMIUM FACTOR: We use this factor in the calculation of the variable insurance amount to make sure that the Policy always meets the guidelines of what constitutes a life insurance policy under the Code.

POLICY DATE: is used to determine policy processing dates, policy years, and policy anniversaries. It is usually the business day next following the receipt of the single premium at our Service Center.

POLICY PROCESSING DATES: are the policy date and the first day of each policy quarter thereafter. Policy processing dates after the policy date are the days when we deduct charges from the investment base and redetermine the death benefit.

PORTFOLIO: a separate investment portfolio of a Fund. Each investment division of the Separate Account invests exclusively in shares of a designated portfolio. The term "portfolio," as used in this Prospectus, also refers to the units of the Trusts.

PROCESSING PERIOD: is the period between consecutive policy processing dates.

TABULAR VALUE: is equal to the cash surrender value when we issue your Policy. From then on, it is equal to the cash surrender value for a comparable fixed life policy with the same face amount, premium payments loading, and guarantee period (based on a 4% interest per year and the guaranteed mortality table). The tabular value equals zero after the guarantee period. It is the value we use to limit your mortality cost deductions as well as our right to cancel your Policy during the guarantee period.

VALUATION PERIOD: is each business day together with any non-business days before it.

VARIABLE INSURANCE AMOUNT: is determined on each policy processing date by multiplying the cash surrender value by the net single premium factor.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Additional Policy Information...............................    2
  The Policy................................................    2
  Incontestability..........................................    2
  Payment in Case of Suicide................................    2
  Misstatement of Age or Sex................................    2
  Dividends.................................................    2
  Group or Sponsored Arrangements...........................    2
More Ownership Rights.......................................    3
  Changing the Policy Owner.................................    3
  Assigning the Policy as Collateral........................    3
  Naming Beneficiaries......................................    3
  Changing the Insured......................................    3
Assumption of Previously Issued Policies and Subsequent
  Merger....................................................    4
Illustrations...............................................    4
Performance Data............................................    4
  Hypothetical Illustrations................................    4
  Yields and Total Returns..................................    5
  BlackRock Money Market Investment Division Yields.........    5
  Total Returns.............................................    6
Other Information...........................................    7
  Selling the Policy........................................    7
  Services Arrangement......................................    7
  Keep Well Agreement.......................................    7
  Reports to Policy Owners..................................    8
  Modifying Administrative Procedures.......................    8
  Signature Guarantees......................................    8
  Personal Identification Code..............................    8
  Unisex Legal Considerations...............................    8
  State Regulation..........................................    9
  Experts...................................................    9
  Legal Matters.............................................    9
  Reinsurance...............................................   10
Financial Statements........................................   10
  Financial Statements of Merrill Lynch Life Variable Life
     Separate Account II....................................  S-1
  Financial Statements of Merrill Lynch Life Insurance
     Company................................................  G-1

The Statement of Additional Information dated the same date as this Prospectus contains additional information about the Policy and the Separate Account, including more information concerning compensation paid for the sale of the Policies. The Statement of Additional Information is not a prospectus, and should be read together with this Prospectus. The Table of Contents for the Statement of Additional Information appears on the last page of this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus.

You can obtain the Statement of Additional Information, personalized illustrations of death benefits, investment base, and cash surrender values, and other information about the Policy at no cost by writing to our Service Center at the address shown on the front cover of this Prospectus or by calling 1-800-354-5333.

The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information and other information about us and the Policy. More information about us and the Policy (including the Statement of Additional Information) also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

SEC File No. 33-43058/811-06227

                      STATEMENT OF ADDITIONAL INFORMATION

                                    for the
                 SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                                 Issued Through
              MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II

                                   Issued by
                      MERRILL LYNCH LIFE INSURANCE COMPANY

                                  HOME OFFICE:
                          Little Rock, Arkansas 72201

                                SERVICE CENTER:

                           4802 Deer Lake Drive East

                          Jacksonville, Florida 32246
                                 1-800-354-5333


This Statement of Additional Information contains additional information regarding the single premium variable life insurance policy (the "Policy") issued by Merrill Lynch Life Insurance Company ("we," "our," or "us"). This Statement of Additional Information is not a prospectus and should be read only in conjunction with the prospectus for your Policy, dated May 1, 2007, and the prospectuses for the Funds and the Trusts. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above.


Terms used in this Statement of Additional Information have the same meanings as in the prospectus for the Policy. No information is incorporated by reference into this Statement of Additional Information.


The date of this Statement of Additional Information is May 1, 2007.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                             PAGE
Additional Policy Information...............................    2
  The Policy................................................    2
  Incontestability..........................................    2
  Payment in Case of Suicide................................    2
  Misstatement of Age or Sex................................    2
  Dividends.................................................    2
  Group or Sponsored Arrangements...........................    2
More Ownership Rights.......................................    3
  Changing the Policy Owner.................................    3
  Assigning the Policy as Collateral........................    3
  Naming Beneficiaries......................................    3
  Changing the Insured......................................    3
Assumption of Previously Issued Policies and Subsequent
  Merger....................................................    4
Illustrations...............................................    4
Performance Data............................................    4
  Hypothetical Illustrations................................    4
  Yields and Total Returns..................................    5
  BlackRock Money Market Investment Division Yields.........    5
  Total Returns.............................................    6
Other Information...........................................    7
  Selling the Policy........................................    7
  Services Arrangement......................................    7
  Keep Well Agreement.......................................    7
  Reports to Policy Owners..................................    8
  Modifying Administrative Procedures.......................    8
  Signature Guarantees......................................    8
  Personal Identification Code..............................    8
  Unisex Legal Considerations...............................    8
  State Regulation..........................................    9
  Experts...................................................    9
  Legal Matters.............................................    9
  Reinsurance...............................................   10
Financial Statements........................................   10
  Financial Statements of Merrill Lynch Life Variable Life
     Separate Account II....................................  S-1
  Financial Statements of Merrill Lynch Life Insurance
     Company................................................  G-1

ADDITIONAL POLICY INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE POLICY

The Policy is a contract between its policy owner and us. We provide insurance coverage and other benefits as stated in the Policy. We do this in return for a completed application and payment of a single premium. Whenever we use the word Policy, we mean the entire contract. The entire contract consists of the Policy, the attached copy of the initial application, all subsequent applications to change the Policy, and any riders or endorsements that add provisions or change the terms of the Policy.

INCONTESTABILITY

We will rely on statements made in the applications. Legally they are considered representations, not warranties. We can contest the validity of a Policy if any material misstatements are made in the application. In addition, we can contest any amount of death benefit attributable to an additional payment if any material misstatements are made in the application required with the additional payment.

We won't contest the validity of a Policy after it has been in effect during the insured's lifetime for two years from the date of issue. Nor will we contest any amount of death benefit attributable to an additional payment after the death benefit has been in effect during the insured's lifetime for two years from the date we received and accepted the payment.

PAYMENT IN CASE OF SUICIDE

If the insured commits suicide within two years from the Policy's issue date, we will pay only a limited death benefit. The benefit will be equal to the amount of the payments made. If the insured commits suicide within two years of any date we receive and accept an additional payment, any amount of death benefit attributable to the additional payment will be limited to the amount of the payment. The death benefit will be reduced by any loan debt.

MISSTATEMENT OF AGE OR SEX

If an age or sex stated in the application is wrong, it could mean that the face amount, guarantee period, or any other Policy benefit is wrong. We will pay what the premium would have bought for the true age or sex assuming the same guarantee period.

DIVIDENDS

The Policy is non-participating. This means that it doesn't provide for dividends. Investment results under the Policy is reflected in benefits.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the sales load, first-year administrative expense, mortality cost, and the minimum payment, and may modify underwriting classifications.

Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group and the reasons the Policy is purchased, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

We make any reductions according to rules in effect when an application for a Policy or additional payment is approved. Our current rules call for reductions resulting in a sales load of not more than 3% of the premium. We may change these rules from time to time. However, reductions in charges will not discriminate unfairly against any person.

MORE OWNERSHIP RIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The policy owner may exercise certain rights under the Policy, including the following.

CHANGING THE POLICY OWNER

During the insured's lifetime, you have the right to transfer ownership of the Policy. The new policy owner will have all rights and options described in the Policy. The change will be effective as of the date the notice is signed, but will not affect any payment we've made or action we've taken before our Service Center receives the notice of the change. Changing the policy owner may have tax consequences.

ASSIGNING THE POLICY AS COLLATERAL

You may assign the Policy as collateral security for a loan or other obligation. This does not change the ownership. However, your rights and any beneficiary's rights are subject to the terms of the assignment. You must give satisfactory written notice at our Service Center in order to make or release an assignment. We are not responsible for the validity of any assignment.

NAMING BENEFICIARIES

We will pay the primary beneficiary the death benefit proceeds of the Policy on the insured's death. If the primary beneficiary has died before the insured, we will pay the contingent beneficiary. If no contingent beneficiary is living, we will pay the insured's estate.

You may name more than one person as primary or contingent beneficiaries. We will pay proceeds in equal shares to the surviving beneficiaries unless the beneficiary designation provides differently.

You have the right to change beneficiaries during the insured's lifetime. However, if your primary beneficiary designation is irrevocable, the primary beneficiary must consent when you exercise certain Policy rights and options. If you change the beneficiary, the change will take effect as of the date the notice is signed, but will not affect any payment we've made or action we've taken before our Service Center receives the notice of the change.

CHANGING THE INSURED

Subject to certain requirements, you may request a change of insured once each policy year. We must receive a written request signed by you and the proposed new insured. We will also require evidence of insurability for the proposed new insured. The proposed new insured must qualify for a standard or better underwriting classification. Outstanding loan debt must first be repaid and the Policy cannot be under a collateral assignment. If we approve the request for change, insurance coverage on the new insured will take effect on the policy processing date on or next following the date of approval, provided the new insured is still living at that time and the Policy is still in force. A change of insured is a taxable event.

We will change the Policy as follows on the effective date:
   - the issue age will be the new insured's issue age (the new insured's age as of the birthday nearest the policy date);
   - the guaranteed maximum mortality rates will be those in effect on the policy date for the new insured's issue age, sex and underwriting class;
   - we will deduct a charge for changing the insured from the Policy's investment base on the effective date. The charge will equal $1.50 per $1,000 of face amount with a minimum charge of $200 and a maximum of $1,500;

   -  the variable insurance amount will reflect the change of insured; and
   -  the Policy's issue date will be the effective date of the change.

We also may change the face amount or guarantee period on the effective date depending on the new insured's age, sex and underwriting class.

ASSUMPTION OF PREVIOUSLY ISSUED POLICIES AND SUBSEQUENT MERGER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Monarch Life Insurance Company ("Monarch") originally issued the Policies. On November 14, 1990, we entered into an indemnity reinsurance and assumption agreement with Monarch and certain other Merrill Lynch insurance companies. Under this agreement, Tandem Insurance Group, Inc. ("Tandem"), one of the Merrill Lynch insurance companies, acquired, on an assumption reinsurance basis, certain of the variable life insurance policies Monarch issued through its Variable Account A, including the Policies described in this Prospectus. On October 1, 1991, Tandem was merged with and into us, and we succeeded to all of Tandem's liabilities and obligations. Thus, we have all the liabilities and obligations under the Policies. All further payments made under the Policies will be made directly to or by us.

You have the same rights and values under your Policy as you did before the merger transaction. However, you will look to us instead of to Monarch or Tandem to fulfill the terms of your Policy. Pursuant to the reinsurance and assumption agreement, all the assets of Monarch's Variable Account A relating to the reinsured Policies were transferred to Tandem and allocated to the Separate Account. By virtue of the merger, the Separate Account became our separate account.

ILLUSTRATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

We may provide illustrations for death benefit, investment base, and cash surrender value based on hypothetical rates of return that are not guaranteed. The illustrations also assume mortality costs for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your rates of return and insurance charges may be higher or lower than these illustrations. The actual return on your investment base will depend on factors such as the amounts you allocate to particular investment divisions, the amounts deducted for the Policy's quarterly charges, the portfolios' expense ratios, and your Policy loan history.

Before you purchase the Policy and upon request thereafter, we will provide illustrations of future benefits under the Policy based upon the proposed insured's issue age, face amount, underwriting class, payment amount(s) requested, and guarantee period. Illustrations requested prior to purchase will assume that the proposed insured is in a standard underwriting class. We reserve the right to charge a reasonable fee for this service to persons who request more than one Policy illustration during a policy year.

PERFORMANCE DATA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HYPOTHETICAL ILLUSTRATIONS

In order to demonstrate how the actual investment performance of the portfolios could have affected the death benefit, investment base, and cash surrender value of the Policy, we may provide hypothetical illustrations using the actual investment performance of each portfolio since its inception. THESE HYPOTHETICAL ILLUSTRATIONS ARE DESIGNED TO SHOW THE PERFORMANCE THAT COULD HAVE RESULTED IF THE POLICY HAD BEEN IN EXISTENCE DURING THE PERIOD ILLUSTRATED AND ARE NOT INDICATIVE OF FUTURE PERFORMANCE.

The values we illustrate for death benefit, investment base, and cash surrender value take into account all applicable charges and deductions from the Policy (current and guaranteed), the Separate Account, and the portfolios.

YIELDS AND TOTAL RETURNS

From time to time, we may advertise or include in sales literature historical performance data, including yields, effective yields, and annual total returns for the investment divisions. These figures are based on historical earnings and do not indicate or project future performance. Effective yields and total returns for an investment division are based on the investment performance of the corresponding portfolio. A portfolio's performance reflects the portfolio's expenses. See the prospectuses for the Funds.

In advertising and sales literature, the performance of each investment division may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the investment divisions. Lipper Analytical Services, Inc. ("Lipper") and Variable Annuity Research Data Service ("VARDS") are independent services that monitor and rank the performance of variable life insurance issuers in major categories of investment objectives on an industry-wide basis. The performance analyses prepared by Lipper and VARDS each rank these issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives. In addition to Lipper and VARDS, we also may rely on other third-party independent services to provide similar information.

Advertising and sales literature also may compare the performance of each investment division to the Standard & Poor's Composite Index of 500 stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices also may be used as sources of performance comparison.

We also may report other information, including the effect of tax-deferred compounding on an investment division's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from investment division investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying portfolio's investment experience is positive.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying portfolio in which an investment division invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

You also should refer to your personalized illustrations which illustrate variations of the death benefit, Policy values, and accumulated payments under your Policy.


BLACKROCK MONEY MARKET INVESTMENT DIVISION YIELDS



The current yield of the investment division investing in the BlackRock Money Market Portfolio refers to the annualized investment income generated by an investment in this investment division over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment; it is calculated in a manner which does not take into consideration any realized or unrealized gains or losses or income other than investment income on shares of the underlying portfolio or on its portfolio securities.


This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a

Policy having a balance of one accumulation unit in the investment division investing in the BlackRock Money Market Portfolio at the beginning of the period, dividing the net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net investment income of the portfolio attributable to the hypothetical account; and (2) "common" charges and deductions (as explained below) imposed under the Policy that are attributable to the hypothetical account.



The effective yield of the investment division investing in the BlackRock Money Market Portfolio determined on a compounded basis for the same seven-day period also may be quoted. The effective yield is calculated similarly but, when annualized, the income earned by an investment in this investment division is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.



This investment division's yield is affected by changes in interest rates on money market securities, the average portfolio maturity of the underlying portfolio, the types and quality of portfolio securities held by the underlying portfolio, and the underlying portfolio's operating expenses. During extended periods of low interest rates, the yields of the investment division investing in the BlackRock Money Market Portfolio (or any investment division investing in a money market portfolio) also may become extremely low and possibly negative. Yields on amounts held in this investment division also may be presented for periods other than a seven-day period.


TOTAL RETURNS

The total return of an investment division refers to return quotations assuming an investment under a Policy has been held in the investment division for various periods of time including, but not limited to, a period measured from the date the investment division commenced operations. For periods prior to the date an investment division commenced operations, performance information for Policies funded by that investment division also may be calculated based on the performance of the corresponding portfolio and the assumption that the investment division was in existence for the same periods as those indicated for the portfolio, with the current level of Policy charges. The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the value of that investment (reflecting only Common Charges, as described below) as of the last day of each of the periods for which total return quotations are provided. The ending date for each period for which total return quotations are provided will normally be for the most recent calendar quarter, considering the type and media of the communication and will be stated in the communication. Average annual total return information shows the average percentage change in the value of an investment in the investment division from the beginning date of the measuring period to the end of that period.

Until an investment division has been in operation for 10 years, we will include quotes of average annual total return for the period measured from the investment division's inception. When an investment division has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed. Average annual total return for the investment divisions may include information for the period before any Policies were registered under the Securities Act of 1933, from the inception of the investment divisions, with the level of Policy charges currently in effect.

Average annual total returns reflect total underlying portfolio expenses and certain Policy fees and charges assumed to apply to all policy owners, including the sales load, first year administrative expense, premium tax charge, mortality and expense risk charge, and trust charge ("Common Charges"). However, charges such as the mortality cost, which is based on certain factors, such as underwriting class, sex, attained age, and net amount at risk, and which therefore varies with each Policy, is not reflected in average annual total returns, nor are any charges that may be assessed upon reallocation, the taking of a Policy loan, or under a rider ("Non-Common Charges"). IF NON-COMMON CHARGES WERE DEDUCTED, PERFORMANCE WOULD BE SIGNIFICANTLY LOWER.

Because of the charges and deductions imposed under a Policy, performance data for the investment divisions will be lower than performance data for their corresponding portfolios. The performance of an investment division will be affected by expense reimbursements and fee waivers applicable to their corresponding portfolios. Without these reimbursements and waivers, performance would be lower. The Funds have provided all performance information for the portfolios, including the portfolio total value information used to calculate the total returns of the investment divisions for periods prior to the inception of the investment divisions. While we have no reason to doubt the accuracy of the figures provided by the Funds, we do not represent that they are true and complete, and disclaim all responsibility for these figures.

From time to time, sales literature or advertisements also may quote average annual total returns for periods prior to the date an investment division commenced operations. This performance information for the investment divisions will be calculated based on the performance of the portfolios and the assumption that the investment divisions were in existence for the same periods as those indicated for the portfolios, with the level of Policy charges currently in effect.

PERFORMANCE FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE PERFORMANCE. THE PERFORMANCE OF EACH INVESTMENT DIVISION WILL FLUCTUATE ON A DAILY BASIS.

OTHER INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SELLING THE POLICY

The Policies are not currently offered for sale to the public.

Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S" or "Distributor") serves as principal underwriter for the Policies. Distributor is a Delaware corporation and its home office is located at 4 World Financial Center, New York, New York 10080. Distributor is an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. Distributor offers the Policies through its Financial Advisors. Financial Advisors are appointed as our insurance agents through various Merrill Lynch Life Agencies.


For the years ending December 31, 2006, 2005, and 2004, Distributor received $762, $1,826, and $3,317, respectively, in connection with the sale of the Policies. Distributor retains a portion of commissions it receives in return for its services as distributor for the Policies.


SERVICES ARRANGEMENT


We and Merrill Lynch Insurance Group, Inc. ("MLIG") are parties to a service agreement pursuant to which MLIG has agreed to provide certain data processing, legal, actuarial, management, advertising and other services to us, including services related to the Separate Account and the Policies. We reimburse expenses incurred by MLIG under this service agreement on an allocated cost basis. For the years ended December 31, 2006, 2005, and 2004, we paid fees under the agreement of $29.7 million, $33.1 million, and $33.2 million, respectively.


KEEP WELL AGREEMENT


On May 14, 2003, Merrill Lynch & Co., Inc. ("Merrill Lynch & Co.") entered into a "keep well" agreement with Merrill Lynch Life. Under the agreement, at all times that Merrill Lynch Life is a direct or indirect wholly owned subsidiary of Merrill Lynch & Co., Merrill Lynch & Co. will ensure that Merrill Lynch Life maintains statutory net worth in excess of certain minimum surveillance levels. At December 31, 2006, the statutory net worth of Merrill Lynch Life was in excess of these minimum surveillance levels. Contract owners have certain rights under the agreement to enforce the provisions of the agreement. However, the agreement does not guarantee, directly or indirectly, any indebtedness, liability, or obligation of Merrill Lynch Life. The agreement may be modified, amended, or terminated only by written agreement of the parties, but any such modification, amendment, or termination may not materially and adversely affect any contract owners at that time unless the respective contract owners consent in writing.

REPORTS TO POLICY OWNERS

After the end of each policy quarter, we will send you a statement showing the allocation of your investment base, death benefit, net cash surrender value, any loan debt and, if there has been a change, new face amount and guarantee period. All figures will be as of the first day of the current policy quarter. The statement will show the amounts deducted from or added to the investment base during the policy quarter. The statement will also include any other information that may be currently required by your state.

You will receive confirmation of all financial transactions. These confirmations will show the price per unit of each of your investment divisions, the number of units you have in the investment division and the value of the investment division computed by multiplying the quantity of units by the price per unit.

We also will send you semi-annual reports containing financial statements for the Separate Account and a list of portfolio securities of the Funds and the Trusts, as required by the 1940 Act.

MODIFYING ADMINISTRATIVE PROCEDURES

We reserve the right to modify or eliminate certain administrative procedures related to your Policy. For administrative and tax purposes, we may from time to time require that specific forms be completed for certain transactions, including surrenders.

SIGNATURE GUARANTEES

In order for you to make certain Policy transactions and changes, we may require that your signature be guaranteed. Your signature can only be guaranteed by a national bank or trust company (not a savings bank or Federal savings and loan association), a member bank of the Federal Reserve System, or a member firm of a national securities exchange.

Currently, we may require a signature guarantee on:

   -  written requests for surrenders or Policy loans;
   -  change of policy owner;
   -  multiple policy owner form; and
   -  telephone authorization forms if not submitted with your application.

PERSONAL IDENTIFICATION CODE

We will send you a four-digit personal identification code shortly after the Policy is placed in force and before the end of the "free look" period. You must give this number when you call the Service Center to get information about the Policy, to make a loan (if an authorization is on file), or to make other requests.

You should protect your personal identification code, because telephone transactions will be available to anyone who provides your personal information code. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you.

UNISEX LEGAL CONSIDERATIONS

In 1983 the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances.

The Policies described in this Prospectus are based on mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Employers and employee organizations should check with their legal advisors before purchasing these Policies.

Montana prohibits the use of actuarial tables that distinguish between men and women in determining payments and Policy benefits for Policies issued on the lives of its residents. Therefore, Policies issued to residents of Montana have payments and benefits which are based on actuarial tables that do not differentiate on the basis of sex. (Previously, certain Policies we issued on the lives of Massachusetts residents were also issued on a unisex basis.) You should consult the Policy.

STATE REGULATION

We are subject to the laws of the State of Arkansas and to the regulations of the Arkansas Insurance Department (the "Insurance Department"). We file a detailed financial statement in the prescribed form (the "Annual Statement") with the Insurance Department each year covering our operations for the preceding year and our financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine Policy liabilities and reserves so that the Insurance Department may certify that these items are correct. Our books and accounts are subject to review by the Insurance Department at all times. A full examination of our operations is conducted periodically by the Insurance Department and under the auspices of the National Association of Insurance Commissioners. We are also subject to the insurance laws and regulations of all jurisdictions in which we are licensed to do business.

EXPERTS


The financial statements of Merrill Lynch Life Insurance Company as of December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated March 2, 2007 (which report expresses an unqualified opinion and includes an explanatory paragraph for the change in accounting method in 2004 for long-duration contracts to conform to Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Non-Traditional Long Duration Contracts and for Separate Accounts"), and the financial statements of the Merrill Lynch Life Variable Life Separate Account II as of December 31, 2006, and for each of the two years in the period ended December 31, 2006 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated March 30, 2007, which reports are both incorporated by reference in this Prospectus and included in the Statement of Additional Information and have been so included and incorporated by reference in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.


Actuarial matters included in this Prospectus have been examined by Deborah J. Adler, FSA, MAAA, our Chief Actuary.

LEGAL MATTERS

Our organization, its authority to issue the Policy, and the validity of the form of the Policy have been passed upon by Barry G. Skolnick, our General Counsel.

REINSURANCE

We have reinsured some of the risks assumed under the Policy.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Our audited balance sheets as of December 31, 2006 and 2005, and the related statements of income, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2006, as well as the Independent Registered Public Accounting Firm's Reports, are contained herein. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policies.



The audited financial statements for the Separate Account as of December 31, 2006, and for the periods ended December 31, 2006 and 2005, as well as the Independent Registered Public Accounting Firm's Reports, are also contained herein.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors of
Merrill Lynch Life Insurance Company

We have audited the accompanying statements of assets and liabilities of each of the investment divisions disclosed in Note 1 which comprise the Merrill Lynch Life Variable Life Separate Account II (the "Account"), as of December 31, 2006, and the related statements of operations and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the management of Merrill Lynch Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investment divisions owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the investment divisions constituting the Merrill Lynch Life Variable Life Separate Account II as of December 31, 2006, the results of each of their operations and changes in their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP


March 30, 2007

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2006

                                                                                      Divisions Investing In
                                                                 -------------------------------------------------------------------
                                                                     BlackRock        BlackRock                         BlackRock
                                                                       Money          Government       BlackRock        Large Cap
                                                                       Market           Income            Bond             Core
 (In thousands)                                                     Portfolio a      Portfolio b      Portfolio c      Portfolio d
                                                                 ---------------- ---------------- ---------------- ----------------
 Assets

   BlackRock Money Market Portfolio, 211,630 shares
    (Cost $211,630)                                              $       211,630  $             0  $             0  $             0

   BlackRock Government Income Portfolio, 10,940 shares
    (Cost $123,265)                                                            0          122,534                0                0

   BlackRock Bond Portfolio, 6,108 shares
    (Cost $70,850)                                                             0                0           69,695                0

   BlackRock Large Cap Core Portfolio, 8,045 shares
    (Cost $173,709)                                                            0                0                0          202,565

  Accrued Dividends                                                           87              510              263                0
                                                                 ---------------- ---------------- ---------------- ----------------

 Total Assets                                                            211,717          123,044           69,958          202,565

 Liabilities
  Due to Merrill Lynch Life Insurance Company                                812            3,138            1,037            2,653
                                                                 ---------------- ---------------- ---------------- ----------------
 Net Assets                                                      $       210,905  $       119,906  $        68,921  $       199,912
                                                                 ================ ================ ================ ================

 a Formerly Mercury Money Reserve Portfolio.  Change effective September 30, 2006.
 b Formerly Mercury Intermediate Government Bond Portfolio.  Change effective September 30, 2006.
 c Formerly Mercury Core Bond Strategy Portfolio.  Change effective September 30, 2006.
 d Formerly Mercury Large Cap Core Strategy Portfolio.  Change effective September 30, 2006.

 See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2006

                                                                                      Divisions Investing In
                                                                 -------------------------------------------------------------------
                                                                     BlackRock        BlackRock        BlackRock        BlackRock
                                                                    Fundamental        Balanced           High           Global
                                                                       Growth          Capital           Income         Allocation
 (In thousands)                                                     Portfolio e      Portfolio f      Portfolio g      Portfolio h
                                                                 ---------------- ---------------- ---------------- ----------------
 Assets

   BlackRock Fundamental Growth Portfolio, 6,368 shares
    (Cost $163,594)                                              $       149,962  $             0  $             0  $             0

   BlackRock Balanced Capital Portfolio, 43,936 shares
    (Cost $669,480)                                                            0          695,508                0                0

   BlackRock High Income Portfolio, 5,987 shares
    (Cost $34,880)                                                             0                0           34,488                0

   BlackRock Global Allocation Portfolio, 10,783 shares
    (Cost $159,704)                                                            0                0                0          183,633

  Accrued Dividends                                                            0                0              214                0
                                                                 ---------------- ---------------- ---------------- ----------------

 Total Assets                                                            149,962          695,508           34,702          183,633

 Liabilities
  Due to Merrill Lynch Life Insurance Company                              2,053            9,764              597            2,535
                                                                 ---------------- ---------------- ---------------- ----------------
 Net Assets                                                      $       147,909  $       685,744  $        34,105  $       181,098
                                                                 ================ ================ ================ ================

 e Formerly Mercury Fundamental Growth Strategy Portfolio.  Change effective September 30, 2006.
 f Formerly Mercury Balanced Capital Strategy Portfolio.  Change effective September 30, 2006.
 g Formerly Mercury High Yield Portfolio.  Change effective September 30, 2006.
 h Formerly Mercury Global Allocation Strategy Portfolio.  Change effective September 30, 2006.

 See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2006

                                                                                      Divisions Investing In
                                                                 -------------------------------------------------------------------
                                                                      BlackRock       BlackRock        BlackRock        BlackRock
                                                                   Utilities and       Basic            Value           S&P 500
                                                                 Telecommunication      Value        Opportunities        Index
 (In thousands)                                                     V.I. Fund i      V.I. Fund j      V.I. Fund k      V.I. Fund l
                                                                 ---------------- ---------------- ---------------- ----------------
 Assets

   BlackRock Utilities and Telecommunications V.I. Fund,  900 shares
    (Cost $9,466)                                                $        10,737  $             0  $             0  $             0

   BlackRock Basic Value V.I. Fund, 4,647 shares
    (Cost $65,504)                                                             0           73,935                0                0

   BlackRock Value Opportunities V.I. Fund, 1,721 shares
    (Cost $43,805)                                                             0                0           40,295                0

   BlackRock S&P 500 Index V.I. Fund, 1,601 shares
    (Cost $24,052)                                                             0                0                0           28,753

  Accrued Dividends                                                            0                0                0                0
                                                                 ---------------- ---------------- ---------------- ----------------

 Total Assets                                                             10,737           73,935           40,295           28,753

 Liabilities
  Due to Merrill Lynch Life Insurance Company                                170            1,371              172              351
                                                                 ---------------- ---------------- ---------------- ----------------
 Net Assets                                                      $        10,567  $        72,564  $        40,123  $        28,402
                                                                 ================ ================ ================ ================

 i Formerly Mercury Utilities and Telecommunications V.I. Fund.  Change effective September 30, 2006.
 j Formerly Mercury Basic Value V.I. Fund.  Change effective September 30, 2006.
 k Formerly Mercury Value Opportunities V.I. Fund.  Change effective September 30, 2006.
 l Formerly Mercury Index 500 V.I. Fund.  Change effective September 30, 2006.

 See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2006

                                                                                      Divisions Investing In
                                                                 -------------------------------------------------------------------
                                                                     BlackRock        BlackRock        BlackRock        BlackRock
                                                                       Global          Balanced        Large Cap      International
                                                                       Growth          Capital           Value            Value
 (In thousands)                                                     V.I. Fund m      V.I. Fund n      V.I. Fund o      V.I. Fund p
                                                                 ---------------- ---------------- ---------------- ----------------
 Assets

   BlackRock Global Growth V.I. Fund, 728 shares
    (Cost $8,946)                                                $         9,673  $             0  $             0  $             0

   BlackRock Balanced Capital V.I. Fund, 33 shares
    (Cost $385)                                                                0              452                0                0

   BlackRock Large Cap Value V.I. Fund, 2,378 shares
    (Cost $34,522)                                                             0                0           35,625                0

   BlackRock International Value V.I. Fund, 1,630 shares
    (Cost $25,253)                                                             0                0                0           27,381

  Accrued Dividends                                                            0                0                0                0
                                                                 ---------------- ---------------- ---------------- ----------------

 Total Assets                                                              9,673              452           35,625           27,381

 Liabilities
  Due to Merrill Lynch Life Insurance Company                                427                6              264              211
                                                                 ---------------- ---------------- ---------------- ----------------
 Net Assets                                                      $         9,246  $           446  $        35,361  $        27,170
                                                                 ================ ================ ================ ================

 m Formerly Mercury Global Growth V.I. Fund.  Change effective September 30, 2006.
 n Formerly Mercury American Balanced V.I. Fund.  Change effective September 30, 2006.
 o Formerly Mercury Large Cap Value V.I. Fund.  Change effective September 30, 2006.
 p Formerly Mercury International Value V.I. Fund.  Change effective September 30, 2006.

 See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2006

                                                                                      Divisions Investing In
                                                                 -------------------------------------------------------------------
                                                                     BlackRock        BlackRock    AllianceBernstein       MFS
                                                                     Large Cap         Global        VPS Large Cap       Emerging
                                                                       Growth         Allocation         Growth           Growth
 (In thousands)                                                     V.I. Fund q      V.I. Fund r       Portfolio          Series
                                                                 ---------------- ---------------- ---------------- ----------------
 Assets

   BlackRock Large Cap Growth V.I. Fund, 1,063 shares
    (Cost $10,640)                                               $        12,504  $             0  $             0  $             0

   BlackRock Global Allocation V.I. Fund, 221 shares
    (Cost $2,474)                                                              0            3,268                0                0

   AllianceBernstein VPS Large Cap Growth Portfolio, 444 shares
    (Cost $10,930)                                                             0                0           11,936                0

   MFS Emerging Growth Series,  263 shares
    (Cost $4,670)                                                              0                0                0            5,430

  Accrued Dividends                                                            0                0                0                0
                                                                 ---------------- ---------------- ---------------- ----------------
  Total Assets                                                            12,504            3,268           11,936            5,430

 Liabilities
  Due to Merrill Lynch Life Insurance Company                                171               45              163               75
                                                                 ---------------- ---------------- ---------------- ----------------
 Net Assets                                                      $        12,333  $         3,223  $        11,773  $         5,355
                                                                 ================ ================ ================ ================

 q Formerly Mercury Large Cap Growth V.I. Fund.  Change effective September 30, 2006.
 r Formerly Mercury Global Allocation V.I. Fund.  Change effective September 30, 2006.

 See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2006

                                                                                      Divisions Investing In
                                                                 -------------------------------------------------------------------
                                                                                                                   Roszel / Allianz
                                                                     AIM V.I.          AIM V.I.         Roszel /         CCM
                                                                      Capital            Core          Delaware        Capital
                                                                    Appreciation        Equity           Trend       Appreciation
 (In thousands)                                                         Fund            Fund s         Portfolio       Portfolio
                                                                 ---------------- ---------------- ---------------- ----------------
 Assets
   AIM V.I. Capital Appreciation Fund, 122 shares
    (Cost $2,649)                                                $         3,210  $             0  $             0  $             0

    AIM V.I. Core Equity Fund, 255 shares
    (Cost $6,399)                                                              0            6,942                0                0

   Roszel / Delaware Trend Portfolio, 234 shares
    (Cost $3,203)                                                              0                0            3,077                0

   Roszel / Allianz CCM Capital Appreciation Portfolio, 274 shares
    (Cost $3,368)                                                              0                0                0            3,646

  Accrued Dividends                                                            0                0                0                0
                                                                 ---------------- ---------------- ---------------- ----------------

 Total Assets                                                              3,210            6,942            3,077            3,646

 Liabilities
  Due to Merrill Lynch Life Insurance Company                                 15               95               42               50
                                                                 ---------------- ---------------- ---------------- ----------------
 Net Assets                                                      $         3,195  $         6,847  $         3,035  $         3,596
                                                                 ================ ================ ================ ================

 s Effective April 28, 2006, AIM V.I. Premier Equity Fund merged with AIM V.I. Core Equity Fund.

 See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2006

                                                                                       Divisions Investing In
                                                                 -------------------------------------------------------------------

                                                                        2007             2008             2009             2010
 (In thousands)                                                        Trust            Trust            Trust            Trust
                                                                 ---------------- ---------------- ---------------- ----------------
 Assets

   2007 Trust, 6,737 trust units
    (Cost $5,442)                                                $         6,855  $             0  $             0  $             0

   2008 Trust, 12,128 trust units
    (Cost $8,618)                                                              0           11,521                0                0

   2009 Trust, 4,315 trust units
    (Cost $3,021)                                                              0                0            3,928                0

  2010 Trust, 6,191 trust units
    (Cost $4,676)                                                              0                0                0            5,324

  Accrued Dividends                                                            0                0                0                0
                                                                 ---------------- ---------------- ---------------- ----------------

 Total Assets                                                              6,855           11,521            3,928            5,324

 Liabilities
  Due to Merrill Lynch Life Insurance Company                                 94              283               54              202
                                                                 ---------------- ---------------- ---------------- ----------------
 Net Assets                                                      $         6,761  $        11,238  $         3,874  $         5,122
                                                                 ================ ================ ================ ================

 See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2006

                                                                                      Divisions Investing In
                                                                 -------------------------------------------------------------------

                                                                       2011             2013             2014             2019
 (In thousands)                                                        Trust            Trust            Trust            Trust
                                                                 ---------------- ---------------- ---------------- ----------------
 Assets

   2011 Trust, 1,088 trust units
    (Cost $802)                                                  $           907  $             0  $             0  $             0

   2013 Trust, 1,292 trust units
    (Cost $820)                                                                0              975                0                0

   2014 Trust, 8,322 trust units
    (Cost $3,794)                                                              0                0            5,921                0

   2019 Trust, 6,879 trust units
    (Cost $3,292)                                                              0                0                0            3,742

  Accrued Dividends                                                            0                0                0                0
                                                                 ---------------- ---------------- ---------------- ----------------

 Total Assets                                                                907              975            5,921            3,742

 Liabilities
  Due to Merrill Lynch Life Insurance Company                                146               13               81               51
                                                                 ---------------- ---------------- ---------------- ----------------
 Net Assets                                                      $           761  $           962  $         5,840  $         3,691
                                                                 ================ ================ ================ ================

 See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 2006

                                                                            Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                      BlackRock            BlackRock                                 BlackRock
                                                        Money              Government           BlackRock            Large Cap
                                                        Market               Income                Bond                 Core
(In thousands)                                       Portfolio a          Portfolio b          Portfolio c          Portfolio d
                                                -------------------- -------------------- -------------------- --------------------
Investment Income:
 Ordinary Dividends (Note 2)                    $             9,961  $             5,965  $             3,299  $             1,901

Investment Expenses:
 Mortality and Expense Charges (Note 6)                      (1,219)                (738)                (419)              (1,142)
 Trust Acquisition Charges (Note 6)                               0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                8,742                5,227                2,880                  759
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                             0                  919                  387                 (205)
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                  0               (1,845)                (685)              10,368
 Capital Gain Distributions (Note 2)                              0                    0                    0               15,818
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                   0                 (926)                (298)              25,981
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                    8,742                4,301                2,582               26,740
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                      90                    9                   17                   78
 Policy Loading, Net (Note 6)                                    (4)                  (4)                  (1)                  (9)
 Contract Owner Deaths                                      (11,385)              (5,439)              (1,875)              (5,038)
 Contract Owner Charges (Note 6)                            (13,714)              (4,599)              (2,780)              (7,799)
 Policy Loans, Net                                            1,022                  612                 (135)              (1,049)
 Cost of Insurance (Note 6)                                  (4,629)              (2,643)              (1,485)              (3,946)
 Policy Loan Processing Charges (Note 6)                       (611)                (208)                (126)                (391)
 Transfers Among Investment Divisions                        26,691               (6,170)              (1,104)              (2,590)
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                      (2,540)             (18,442)              (7,489)             (20,744)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                       6,202              (14,141)              (4,907)               5,996
Net Assets, Beginning Balance                               204,703              134,047               73,828              193,916
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $           210,905  $           119,906  $            68,921  $           199,912
                                                ==================== ==================== ==================== ====================

a Formerly Mercury Money Reserve Portfolio.  Change effective September 30, 2006.
b Formerly Mercury Intermediate Government Bond Portfolio.  Change effective September 30, 2006.
c Formerly Mercury Core Bond Strategy Portfolio.  Change effective September 30, 2006.
d Formerly Mercury Large Cap Core Stataegy Portfolio.  Change effective September 30, 2006.

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2006

                                                                            Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                      BlackRock            BlackRock            BlackRock            BlackRock
                                                     Fundamental            Balanced               High               Global
                                                        Growth              Capital               Income             Allocation
(In thousands)                                       Portfolio e          Portfolio f          Portfolio g          Portfolio h
                                                -------------------- -------------------- -------------------- --------------------
Investment Income:
 Ordinary Dividends (Note 2)                    $             1,429  $            17,874  $             2,566  $             5,145

Investment Expenses:
 Mortality and Expense Charges (Note 6)                        (910)              (3,975)                (198)                (998)
 Trust Acquisition Charges (Note 6)                               0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                  519               13,899                2,368                4,147
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                       (19,269)              (6,309)                 (88)               2,356
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                             25,258               78,427                  434                4,182
 Capital Gain Distributions (Note 2)                              0                    0                    0               14,924
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                               5,989               72,118                  346               21,462
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                    6,508               86,017                2,714               25,609
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                     117                  126                   10                   27
 Policy Loading, Net (Note 6)                                    (5)                 (10)                  (1)                  (6)
 Contract Owner Deaths                                       (2,565)             (19,151)              (1,028)              (3,308)
 Contract Owner Charges (Note 6)                             (6,878)             (26,295)              (1,135)              (7,632)
 Policy Loans, Net                                             (579)                 452                  285                 (408)
 Cost of Insurance (Note 6)                                  (2,903)             (13,838)                (735)              (3,730)
 Policy Loan Processing Charges (Note 6)                       (341)              (1,356)                 (91)                (450)
 Transfers Among Investment Divisions                        (9,077)             (17,345)                 384               16,508
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                     (22,231)             (77,417)              (2,311)               1,001
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                     (15,723)               8,600                  403               26,610
Net Assets, Beginning Balance                               163,632              677,144               33,702              154,488
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $           147,909  $           685,744  $            34,105  $           181,098
                                                ==================== ==================== ==================== ====================

e Formerly Mercury Fundamental Growth Strategy Portfolio.  Change effective September 30, 2006.
f Formerly Mercury Balanced Capital Strategy Portfolio.  Change effective September 30, 2006.
g Formerly Mercury High Yield Portfolio.  Change effective September 30, 2006.
h Formerly Mercury Global Allocation Strategy Portfolio.  Change effective September 30, 2006.

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2006

                                                                            Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                      BlackRock            BlackRock            BlackRock            BlackRock
                                                    Utilities and            Basic                Value               S&P 500
                                                  Telecommunications         Value            Opportunities            Index
(In thousands)                                       V.I. Fund i          V.I. Fund j          V.I. Fund k          V.I. Fund l
                                                -------------------- -------------------- -------------------- --------------------
Investment Income:
 Ordinary Dividends (Note 2)                    $               231  $             1,133  $               111  $               455

Investment Expenses:
 Mortality and Expense Charges (Note 6)                         (45)                (393)                (240)                (159)
 Trust Acquisition Charges (Note 6)                               0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                  186                  740                 (129)                 296
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                           515                1,732                2,941                1,550
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                809                3,163               (4,977)               1,744
 Capital Gain Distributions (Note 2)                            269                7,476                6,923                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                               1,593               12,371                4,887                3,294
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                    1,779               13,111                4,758                3,590
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       0                   11                    8                    0
 Policy Loading, Net (Note 6)                                     0                   (1)                  (1)                  (2)
 Contract Owner Deaths                                          (55)              (2,045)              (1,599)                (428)
 Contract Owner Charges (Note 6)                               (429)              (3,698)              (1,676)              (1,337)
 Policy Loans, Net                                               53                  (57)                (588)                 969
 Cost of Insurance (Note 6)                                    (194)              (1,409)                (800)                (525)
 Policy Loan Processing Charges (Note 6)                        (24)                (158)                 (76)                 (69)
 Transfers Among Investment Divisions                         1,543                 (424)              (2,574)              (2,019)
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                         894               (7,781)              (7,306)              (3,411)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                       2,673                5,330               (2,548)                 179
Net Assets, Beginning Balance                                 7,894               67,234               42,671               28,223
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $            10,567  $            72,564  $            40,123  $            28,402
                                                ==================== ==================== ==================== ====================

i Formerly Merrcury Utilities and Telecommunications V.I. Fund.  Change effective September 30, 2006.
j Formerly Mercury Basic Value V.I. Fund.  Change effective September 30, 2006.
k Formerly Mercury Value Opportunities V.I. Fund.  Change effective September 30, 2006.
l Formerly Mercury Index 500 V.I. Fund.  Change effective September 30, 2006.

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2006

                                                                            Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                      BlackRock            BlackRock            BlackRock            BlackRock
                                                        Global              Balanced            Large Cap          International
                                                        Growth              Capital               Value                Value
(In thousands)                                       V.I. Fund m          V.I. Fund n          V.I. Fund o          V.I. Fund p
                                                -------------------- -------------------- -------------------- --------------------
Investment Income:
 Ordinary Dividends (Note 2)                    $                86  $                10  $               286  $               859

Investment Expenses:
 Mortality and Expense Charges (Note 6)                         (45)                  (3)                (212)                (136)
 Trust Acquisition Charges (Note 6)                               0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                   41                    7                   74                  723
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                         1,224                    5                1,694                2,547
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                               (148)                  48                  (69)                (254)
 Capital Gain Distributions (Note 2)                              0                    0                3,205                2,320
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                               1,076                   53                4,830                4,613
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                    1,117                   60                4,904                5,336
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       1                    0                    0                   28
 Policy Loading, Net (Note 6)                                    (1)                   0                   (1)                  (1)
 Contract Owner Deaths                                          (31)                   0                 (229)                (367)
 Contract Owner Charges (Note 6)                               (162)                 (48)              (1,916)                (351)
 Policy Loans, Net                                             (148)                 (14)                (461)                (338)
 Cost of Insurance (Note 6)                                    (162)                  (7)                (660)                (499)
 Policy Loan Processing Charges (Note 6)                        (19)                   0                  (63)                 (59)
 Transfers Among Investment Divisions                         2,514                   (1)                  56                4,887
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                       1,992                  (70)              (3,274)               3,300
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                       3,109                  (10)               1,630                8,636
Net Assets, Beginning Balance                                 6,137                  456               33,731               18,534
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $             9,246  $               446  $            35,361  $            27,170
                                                ==================== ==================== ==================== ====================

m Formerly Mercury Global Growth V.I. Fund.  Change effective September 30, 2006.
n Formerly Mercury American Balanced V.I. Fund.  Change effective September 30, 2006.
o Formerly Mercury Large Cap Value V.I. Fund.  Change effective September 30, 2006.
p Formerly Mercury International Value V.I. Fund.  Change effective September 30, 2006.

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2006

                                                                            Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                      BlackRock            BlackRock        AllianceBernstein           MFS
                                                      Large Cap             Global            VPS Large Cap           Emerging
                                                        Growth             Allocation             Growth               Growth
(In thousands)                                       V.I. Fund q          V.I. Fund r           Portfolio              Series
                                                -------------------- -------------------- -------------------- --------------------
Investment Income:
 Ordinary Dividends (Note 2)                    $                35  $                84  $                 0  $                 0

Investment Expenses:
 Mortality and Expense Charges (Note 6)                         (69)                 (19)                 (80)                 (37)
 Trust Acquisition Charges (Note 6)                               0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                  (34)                  65                  (80)                 (37)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                           354                  102                  637                  690
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                442                  181                 (768)                (312)
 Capital Gain Distributions (Note 2)                              0                  123                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                 796                  406                 (131)                 378
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                      762                  471                 (211)                 341
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       0                    0                    0                    0
 Policy Loading, Net (Note 6)                                     0                    0                   (1)                   0
 Contract Owner Deaths                                         (170)                (125)                (395)                (160)
 Contract Owner Charges (Note 6)                               (295)                (121)                (621)                (461)
 Policy Loans, Net                                               16                  (36)                 (38)                  32
 Cost of Insurance (Note 6)                                    (204)                 (60)                (215)                 (88)
 Policy Loan Processing Charges (Note 6)                        (19)                  (6)                 (24)                  (9)
 Transfers Among Investment Divisions                         1,108                  (35)              (2,658)              (1,540)
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                         436                 (383)              (3,952)              (2,226)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                       1,198                   88               (4,163)              (1,885)
Net Assets, Beginning Balance                                11,135                3,135               15,936                7,240
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $            12,333  $             3,223  $            11,773  $             5,355
                                                ==================== ==================== ==================== ====================

q Formerly Mercury Large Cap Growth V.I. Fund.  Change effective September 30, 2006.
r Formerly Mercury Global Allocation V.I. Fund.  Change effective September 30, 2006.

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2006

                                                                             Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                       AIM V.I.             AIM V.I.             AIM V.I.             Roszel /
                                                       Premier              Capital                Core               Delaware
                                                        Equity            Appreciation            Equity               Trend
(In thousands)                                          Fund s                Fund                Fund s             Portfolio
                                                -------------------- -------------------- -------------------- --------------------
Investment Income:
 Ordinary Dividends (Note 2)                    $                74  $                 2  $                37  $                 0

Investment Expenses:
 Mortality and Expense Charges (Note 6)                         (15)                 (21)                 (28)                 (18)
 Trust Acquisition Charges (Note 6)                               0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                   59                  (19)                   9                  (18)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                          (780)                 260                  (10)                  50
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                              1,107                  (49)                 542                 (281)
 Capital Gain Distributions (Note 2)                              0                    0                    0                  387
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                 327                  211                  532                  156
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                      386                  192                  541                  138
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       0                    0                    0                    0
 Policy Loading, Net (Note 6)                                     0                    0                    0                    0
 Contract Owner Deaths                                         (152)                 (45)                 (32)                   0
 Contract Owner Charges (Note 6)                               (119)                (101)                (362)                 (99)
 Policy Loans, Net                                              (83)                 (32)                  70                   33
 Cost of Insurance (Note 6)                                       0                  (92)                (136)                 (56)
 Policy Loan Processing Charges (Note 6)                          0                  (26)                 (19)                 (10)
 Transfers Among Investment Divisions                        (7,329)                (287)               6,785                  541
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                      (7,683)                (583)               6,306                  409
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                      (7,297)                (391)               6,847                  547
Net Assets, Beginning Balance                                 7,297                3,586                    0                2,488
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $                 0  $             3,195  $             6,847  $             3,035
                                                ==================== ==================== ==================== ====================

s Effective April 28, 2006, AIM V.I. Premier Equity Fund merged with AIM V.I. Core Equity Fund.

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2006

                                                                             Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                   Roszel / Allianz
                                                          CCM
                                                       Capital
(In thousands)                                       Appreciation           2006                  2007                 2008
                                                       Portfolio	    Trust 		  Trust		       Trust
						-------------------- -------------------- -------------------- --------------------
Investment Income:
 Ordinary Dividends (Note 2)                    $                 8  $                 0  $                 0  $                 0

Investment Expenses:
 Mortality and Expense Charges (Note 6)                         (25)                  (4)                 (44)                 (68)
 Trust Acquisition Charges (Note 6)                               0                   (2)                 (26)                 (41)
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                  (17)                  (6)                 (70)                (109)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                           188                  520                  896                  873
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                               (437)                (499)                (581)                (430)
 Capital Gain Distributions (Note 2)                            480                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                 231                   21                  315                  443
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                      214                   15                  245                  334
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       0                    0                    0                    0
 Policy Loading, Net (Note 6)                                     0                    0                    0                    0
 Contract Owner Deaths                                         (129)                   0                 (595)                (162)
 Contract Owner Charges (Note 6)                               (290)                   4                 (443)                (494)
 Policy Loans, Net                                                6                    0                 (193)                   4
 Cost of Insurance (Note 6)                                     (75)                  24                 (146)                (247)
 Policy Loan Processing Charges (Note 6)                         (8)                   6                  (11)                 (19)
 Transfers Among Investment Divisions                          (315)              (5,446)                (331)                (713)
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                        (811)              (5,412)              (1,719)              (1,631)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                        (597)              (5,397)              (1,474)              (1,297)
Net Assets, Beginning Balance                                 4,193                5,397                8,235               12,535
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $             3,596  $                 0  $             6,761  $            11,238
                                                ==================== ==================== ==================== ====================

t Effective February 15, 2006, the 2006 Trust matured.

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2006

                                                                             Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                        2009                 2010                 2011                 2013
(In thousands)                                          Trust                Trust                Trust                Trust
                                                -------------------- -------------------- -------------------- --------------------
Investment Income:
 Ordinary Dividends (Note 2)                    $                 0  $                 0  $                 0  $                 0

Investment Expenses:
 Mortality and Expense Charges (Note 6)                         (24)                 (33)                  (7)                  (6)
 Trust Acquisition Charges (Note 6)                             (14)                 (20)                  (4)                  (3)
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                  (38)                 (53)                 (11)                  (9)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                           220                  237                  209                   67
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                (71)                 (52)                (177)                 (37)
 Capital Gain Distributions (Note 2)                              0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                 149                  185                   32                   30
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                      111                  132                   21                   21
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       0                    1                    0                    0
 Policy Loading, Net (Note 6)                                     0                    0                    0                    0
 Contract Owner Deaths                                         (112)                (120)                (104)                   0
 Contract Owner Charges (Note 6)                               (159)                (206)                (418)                 (12)
 Policy Loans, Net                                              (10)                 (31)                  (5)                  (5)
 Cost of Insurance (Note 6)                                     (98)                (122)                 (31)                 (21)
 Policy Loan Processing Charges (Note 6)                        (13)                  (8)                  (1)                  (2)
 Transfers Among Investment Divisions                           (13)                (667)                   7                  (54)
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                        (405)              (1,153)                (552)                 (94)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                        (294)              (1,021)                (531)                 (73)
Net Assets, Beginning Balance                                 4,168                6,143                1,292                1,035
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $             3,874  $             5,122  $               761  $               962
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2006

                                                          Divisions Investing In
                                                ------------------------------------------


                                                        2014                 2019
(In thousands)                                          Trust                Trust
                                                -------------------- --------------------
Investment Income:
 Ordinary Dividends (Note 2)                    $                 0  $                 0

Investment Expenses:
 Mortality and Expense Charges (Note 6)                         (34)                 (21)
 Trust Acquisition Charges (Note 6)                             (21)                 (12)
                                                -------------------- --------------------
  Net Investment Income (Loss)                                  (55)                 (33)
                                                -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                           336                   55
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                               (168)                 (16)
 Capital Gain Distributions (Note 2)                              0                    0
                                                -------------------- --------------------
 Net Gain (Loss) on Investments                                 168                   39
                                                -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                      113                    6
                                                -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       2                    0
 Policy Loading, Net (Note 6)                                     0                    0
 Contract Owner Deaths                                         (248)                   0
 Contract Owner Charges (Note 6)                                (68)                  (4)
 Policy Loans, Net                                              (16)                   0
 Cost of Insurance (Note 6)                                    (107)                 (81)
 Policy Loan Processing Charges (Note 6)                        (10)                  (4)
 Transfers Among Investment Divisions                          (277)                 (55)
                                                -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                        (724)                (144)
                                                -------------------- --------------------

Total Increase (Decrease) in Net Assets                        (611)                (138)
Net Assets, Beginning Balance                                 6,451                3,829
                                                -------------------- --------------------
Net Assets, Ending Balance                      $             5,840  $             3,691
                                                ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                                             Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                      BlackRock            BlackRock                                 BlackRock
                                                        Money              Government           BlackRock            Large Cap
                                                        Market               Income                Bond                 Core
(In thousands)                                       Portfolio a          Portfolio b          Portfolio c          Portfolio d
                                                -------------------- -------------------- -------------------- --------------------
Investment Income:
 Ordinary Dividends (Note 2)                    $             6,390  $             5,914  $             4,105  $             1,277

Investment Expenses:
 Mortality and Expense Charges (Note 6)                      (1,283)                (722)                (484)              (1,071)
 Trust Acquisition Charges (Note 6)                               0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                5,107                5,192                3,621                  206
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                             0                  122                   66               (2,491)
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                  0               (1,660)              (2,892)              24,869
 Capital Gain Distributions (Note 2)                              0                    0                  346                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                   0               (1,538)              (2,480)              22,378
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                    5,107                3,654                1,141               22,584
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                     132                   10                   71                   64
 Policy Loading, Net (Note 6)                                    (7)                  (5)                  (2)                 (11)
 Contract Owner Deaths                                       (6,994)              (4,196)              (1,867)              (4,982)
 Contract Owner Charges (Note 6)                            (28,711)              (6,989)              (4,795)              (8,958)
 Policy Loans, Net                                             (221)                 231                 (478)               1,240
 Cost of Insurance (Note 6)                                  (4,880)              (2,746)              (1,611)              (3,792)
 Policy Loan Processing Charges (Note 6)                       (648)                (255)                (132)                (414)
 Transfers Among Investment Divisions                         8,076               16,808               (3,640)               6,402
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                     (33,253)               2,858              (12,454)             (10,451)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                     (28,146)               6,512              (11,313)              12,133
Net Assets, Beginning Balance                               232,849              127,535               85,141              181,783
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $           204,703  $           134,047  $            73,828  $           193,916
                                                ==================== ==================== ==================== ====================

a Formerly Mercury Money Reserve Portfolio.  Change effective September 30, 2006.
b Formerly Mercury Intermediate Government Bond Portfolio.  Change effective September 30, 2006.
c Formerly Mercury Core Bond Strategy Portfolio.  Change effective September 30, 2006.
d Formerly Mercury Large Cap Core Stataegy Portfolio.  Change effective September 30, 2006.

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                                            Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                      BlackRock            BlackRock            BlackRock            BlackRock
                                                     Fundamental            Balanced               High               Global
                                                        Growth              Capital               Income             Allocation
(In thousands)                                       Portfolio e          Portfolio f          Portfolio g          Portfolio h
                                                -------------------- -------------------- -------------------- --------------------
Investment Income:
 Ordinary Dividends (Note 2)                    $             1,522  $            15,655  $             3,853  $             4,780

Investment Expenses:
 Mortality and Expense Charges (Note 6)                        (969)              (4,100)                (261)                (858)
 Trust Acquisition Charges (Note 6)                               0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                  553               11,555                3,592                3,922
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                       (23,931)              (9,196)               2,342                  487
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                             35,185               23,325               (5,531)               8,296
 Capital Gain Distributions (Note 2)                              0                    0                    0                1,891
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                              11,254               14,129               (3,189)              10,674
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                   11,807               25,684                  403               14,596
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                     152                  115                   11                   30
 Policy Loading, Net (Note 6)                                    (8)                 (22)                  (2)                  (8)
 Contract Owner Deaths                                       (2,539)             (20,691)                (985)              (3,980)
 Contract Owner Charges (Note 6)                             (8,198)             (34,021)              (2,131)              (7,328)
 Policy Loans, Net                                              227                 (422)                (411)                  93
 Cost of Insurance (Note 6)                                  (3,060)             (13,965)                (803)              (3,261)
 Policy Loan Processing Charges (Note 6)                       (395)              (1,416)                 (82)                (409)
 Transfers Among Investment Divisions                       (15,198)              (8,748)             (14,323)              13,421
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                     (29,019)             (79,170)             (18,726)              (1,442)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                     (17,212)             (53,486)             (18,323)              13,154
Net Assets, Beginning Balance                               180,844              730,630               52,025              141,334
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $           163,632  $           677,144  $            33,702  $           154,488
                                                ==================== ==================== ==================== ====================

e Formerly Mercury Fundamental Growth Strategy Portfolio.  Change effective September 30, 2006.
f Formerly Mercury Balanced Capital Strategy Portfolio.  Change effective September 30, 2006.
g Formerly Mercury High Yield Portfolio.  Change effective September 30, 2006.
h Formerly Mercury Global Allocation Strategy Portfolio.  Change effective September 30, 2006.

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                                            Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                      BlackRock            BlackRock            BlackRock            BlackRock
                                                    Utilities and            Basic                Value               S&P 500
                                                  Telecommunications         Value            Opportunities            Index
(In thousands)                                       V.I. Fund i          V.I. Fund j          V.I. Fund k          V.I. Fund l
                                                -------------------- -------------------- -------------------- --------------------
Investment Income:
 Ordinary Dividends (Note 2)                    $               203  $               929  $               114  $               409

Investment Expenses:
 Mortality and Expense Charges (Note 6)                         (44)                (447)                (281)                (183)
 Trust Acquisition Charges (Note 6)                               0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                  159                  482                 (167)                 226
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                         1,095                2,167                1,233                1,853
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                               (315)              (6,375)              (3,085)                (956)
 Capital Gain Distributions (Note 2)                              0                5,064                6,025                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                 780                  856                4,173                  897
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                      939                1,338                4,006                1,123
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       0                   15                    7                    0
 Policy Loading, Net (Note 6)                                     0                   (3)                  (1)                  (4)
 Contract Owner Deaths                                         (494)              (1,328)                (888)                (275)
 Contract Owner Charges (Note 6)                               (281)              (4,593)              (2,566)              (1,769)
 Policy Loans, Net                                              389                   39                  415               (1,082)
 Cost of Insurance (Note 6)                                    (200)              (1,409)                (837)                (559)
 Policy Loan Processing Charges (Note 6)                        (28)                (149)                 (79)                 (66)
 Transfers Among Investment Divisions                         1,817              (10,205)              (7,964)                (145)
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                       1,203              (17,633)             (11,913)              (3,900)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                       2,142              (16,295)              (7,907)              (2,777)
Net Assets, Beginning Balance                                 5,752               83,529               50,578               31,000
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $             7,894  $            67,234  $            42,671  $            28,223
                                                ==================== ==================== ==================== ====================

i Formerly Merrcury Utilities and Telecommunications V.I. Fund.  Change effective September 30, 2006.
j Formerly Mercury Basic Value V.I. Fund.  Change effective September 30, 2006.
k Formerly Mercury Value Opportunities V.I. Fund.  Change effective September 30, 2006.
l Formerly Mercury Index 500 V.I. Fund.  Change effective September 30, 2006.

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                                            Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                      BlackRock            BlackRock            BlackRock            BlackRock
                                                        Global              Balanced            Large Cap          International
                                                        Growth              Capital               Value                Value
(In thousands)                                       V.I. Fund m          V.I. Fund n          V.I. Fund o          V.I. Fund p
                                                -------------------- -------------------- -------------------- --------------------
Investment Income:
 Ordinary Dividends (Note 2)                    $                70  $                 9  $               178  $               499

Investment Expenses:
 Mortality and Expense Charges (Note 6)                         (27)                  (3)                (145)                 (97)
 Trust Acquisition Charges (Note 6)                               0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                   43                    6                   33                  402
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                           136                    0                  949                1,008
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                471                    9                  174                  297
 Capital Gain Distributions (Note 2)                              0                    0                2,569                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                 607                    9                3,692                1,305
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                      650                   15                3,725                1,707
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       0                    0                    0                    3
 Policy Loading, Net (Note 6)                                     0                    0                   (1)                  (1)
 Contract Owner Deaths                                         (215)                   0                 (212)                (600)
 Contract Owner Charges (Note 6)                                (40)                   0               (1,301)                (727)
 Policy Loans, Net                                              (13)                  (4)                 128                 (208)
 Cost of Insurance (Note 6)                                    (114)                  (7)                (590)                (326)
 Policy Loan Processing Charges (Note 6)                        (16)                   0                  (73)                 (44)
 Transfers Among Investment Divisions                         1,623                    1               13,539                2,174
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                       1,225                  (10)              11,490                  271
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                       1,875                    5               15,215                1,978
Net Assets, Beginning Balance                                 4,262                  451               18,516               16,556
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $             6,137  $               456  $            33,731  $            18,534
                                                ==================== ==================== ==================== ====================

m Formerly Mercury Global Growth V.I. Fund.  Change effective September 30, 2006.
n Formerly Mercury American Balanced V.I. Fund.  Change effective September 30, 2006.
o Formerly Mercury Large Cap Value V.I. Fund.  Change effective September 30, 2006.
p Formerly Mercury International Value V.I. Fund.  Change effective September 30, 2006.

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                                            Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                      BlackRock            BlackRock        AllianceBernstein           MFS
                                                      Large Cap             Global            VPS Large Cap           Emerging
                                                        Growth             Allocation             Growth               Growth
(In thousands)                                       V.I. Fund q          V.I. Fund r           Portfolio              Series
                                                -------------------- -------------------- -------------------- --------------------
Investment Income:
 Ordinary Dividends (Note 2)                    $                20  $                76  $                 0  $                 0

Investment Expenses:
 Mortality and Expense Charges (Note 6)                         (59)                 (18)                 (81)                 (40)
 Trust Acquisition Charges (Note 6)                               0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                  (39)                  58                  (81)                 (40)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                            94                   73                 (512)                 238
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                993                  168                2,312                  292
 Capital Gain Distributions (Note 2)                              0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                               1,087                  241                1,800                  530
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                    1,048                  299                1,719                  490
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       0                    0                    0                    0
 Policy Loading, Net (Note 6)                                     0                    0                   (2)                  (1)
 Contract Owner Deaths                                          (12)                (419)                (138)                (320)
 Contract Owner Charges (Note 6)                               (195)                (158)                (777)                (384)
 Policy Loans, Net                                              (70)                 (54)                 (19)                  96
 Cost of Insurance (Note 6)                                    (178)                 (59)                (272)                (124)
 Policy Loan Processing Charges (Note 6)                        (19)                  (8)                 (39)                 (16)
 Transfers Among Investment Divisions                         2,121                  300                2,012                  825
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                       1,647                 (398)                 765                   76
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                       2,695                  (99)               2,484                  566
Net Assets, Beginning Balance                                 8,440                3,234               13,452                6,674
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $            11,135  $             3,135  $            15,936  $             7,240
                                                ==================== ==================== ==================== ====================

q Formerly Mercury Large Cap Growth V.I. Fund.  Change effective September 30, 2006.
r Formerly Mercury Global Allocation V.I. Fund.  Change effective September 30, 2006.

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                                            Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                                                                                  Roszel / Allianz
                                                       AIM V.I.             AIM V.I.             Roszel /                CCM
                                                       Premier              Capital              Delaware             Capital
                                                        Equity            Appreciation            Trend             Appreciation
(In thousands)                                           Fund                 Fund              Portfolio            Portfolio
                                                -------------------- -------------------- -------------------- --------------------
Investment Income:
 Ordinary Dividends (Note 2)                    $                62  $                 2  $                 0  $                20

Investment Expenses:
 Mortality and Expense Charges (Note 6)                         (47)                 (21)                 (15)                 (27)
 Trust Acquisition Charges (Note 6)                               0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                   15                  (19)                 (15)                  (7)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                        (1,013)                  59                   27                  179
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                              1,347                  210                   20                  135
 Capital Gain Distributions (Note 2)                              0                    0                   51                   32
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                 334                  269                   98                  346
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                      349                  250                   83                  339
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       0                    0                    0                    0
 Policy Loading, Net (Note 6)                                    (1)                  (1)                   0                    0
 Contract Owner Deaths                                         (274)                (232)                 (15)                (233)
 Contract Owner Charges (Note 6)                               (368)                (193)                 (28)                (346)
 Policy Loans, Net                                               58                   47                  (34)                 240
 Cost of Insurance (Note 6)                                    (152)                 (97)                 (47)                 (90)
 Policy Loan Processing Charges (Note 6)                        (20)                 (28)                  (7)                 (15)
 Transfers Among Investment Divisions                          (523)                 (82)                  48                  (38)
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                      (1,280)                (586)                 (83)                (482)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                        (931)                (336)                   0                 (143)
Net Assets, Beginning Balance                                 8,228                3,922                2,488                4,336
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $             7,297  $             3,586  $             2,488  $             4,193
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                                            Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                        2005                 2006                 2007                 2008
(In thousands)                                         Trust s               Trust                Trust                Trust
                                                -------------------- -------------------- -------------------- --------------------
Investment Income:
 Ordinary Dividends (Note 2)                    $                 0  $                 0  $                 0  $                 0

Investment Expenses:
 Mortality and Expense Charges (Note 6)                          (9)                 (32)                 (51)                 (77)
 Trust Acquisition Charges (Note 6)                              (6)                 (19)                 (30)                 (46)
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                  (15)                 (51)                 (81)                (123)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                         3,234                  383                  536                1,626
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                              (3210)                (235)                (396)              (1,513)
 Capital Gain Distributions (Note 2)                              0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                  24                  148                  140                  113
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                        9                   97                   59                  (10)
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       0                    0                    0                    0
 Policy Loading, Net (Note 6)                                     0                    0                    0                    0
 Contract Owner Deaths                                          (91)                (139)                (421)                (477)
 Contract Owner Charges (Note 6)                               (826)                (654)                (276)              (1,386)
 Policy Loans, Net                                              (12)                  85                   (5)                 (50)
 Cost of Insurance (Note 6)                                      52                 (118)                (182)                (277)
 Policy Loan Processing Charges (Note 6)                         11                   (8)                 (16)                 (23)
 Transfers Among Investment Divisions                       (12,593)               1,285                  181                1,351
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                     (13,459)                 451                 (719)                (862)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                     (13,450)                 548                 (660)                (872)
Net Assets, Beginning Balance                                13,450                4,849                8,895               13,407
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $                 0  $             5,397  $             8,235  $            12,535
                                                ==================== ==================== ==================== ====================

s Effective February 15, 2005, the 2005 Trust matured.

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                                            Divisions Investing In
                                                -----------------------------------------------------------------------------------


                                                        2009                 2010                 2011                 2013
(In thousands)                                          Trust                Trust                Trust                Trust
                                                -------------------- -------------------- -------------------- --------------------
Investment Income:
 Ordinary Dividends (Note 2)                    $                 0  $                 0  $                 0  $                 0

Investment Expenses:
 Mortality and Expense Charges (Note 6)                         (30)                 (38)                  (7)                  (6)
 Trust Acquisition Charges (Note 6)                             (17)                 (22)                  (5)                  (3)
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                  (47)                 (60)                 (12)                  (9)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                           857                  210                  139                   28
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                               (824)                (138)                (115)                   0
 Capital Gain Distributions (Note 2)                              0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                  33                   72                   24                   28
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                      (14)                  12                   12                   19
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       0                    1                    0                    0
 Policy Loading, Net (Note 6)                                    (3)                   0                    0                    0
 Contract Owner Deaths                                         (650)                 (65)                   0                  (28)
 Contract Owner Charges (Note 6)                               (299)                (478)                (317)                   0
 Policy Loans, Net                                              161                  (98)                  (5)                  (1)
 Cost of Insurance (Note 6)                                    (114)                (135)                 (32)                 (20)
 Policy Loan Processing Charges (Note 6)                        (14)                  (9)                  (2)                  (2)
 Transfers Among Investment Divisions                          (211)                 473                   91                  206
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                      (1,130)                (311)                (265)                 155
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                      (1,144)                (299)                (253)                 174
Net Assets, Beginning Balance                                 5,312                6,442                1,545                  861
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $             4,168  $             6,143  $             1,292  $             1,035
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                          Divisions Investing In
                                                ------------------------------------------


                                                        2014                 2019
(In thousands)                                          Trust                Trust
                                                -------------------- --------------------
Investment Income:
 Ordinary Dividends (Note 2)                    $                 0  $                 0

Investment Expenses:
 Mortality and Expense Charges (Note 6)                         (39)                 (18)
 Trust Acquisition Charges (Note 6)                             (24)                 (11)
                                                -------------------- --------------------
  Net Investment Income (Loss)                                  (63)                 (29)
                                                -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                           691                   38
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                               (450)                 194
 Capital Gain Distributions (Note 2)                              0                    0
                                                -------------------- --------------------
 Net Gain (Loss) on Investments                                 241                  232
                                                -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                      178                  203
                                                -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       2                    0
 Policy Loading, Net (Note 6)                                     0                    0
 Contract Owner Deaths                                         (240)                 (94)
 Contract Owner Charges (Note 6)                               (757)                  (1)
 Policy Loans, Net                                             (150)                   0
 Cost of Insurance (Note 6)                                    (166)                 (79)
 Policy Loan Processing Charges (Note 6)                        (29)                  (6)
 Transfers Among Investment Divisions                          (320)               1,236
                                                -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                      (1,660)               1,056
                                                -------------------- --------------------

Total Increase (Decrease) in Net Assets                      (1,482)               1,259
Net Assets, Beginning Balance                                 7,933                2,570
                                                -------------------- --------------------
Net Assets, Ending Balance                      $             6,451  $             3,829
                                                ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

   Merrill Lynch Life Variable Life Separate Account II ("Separate Account II"), a separate account of Merrill Lynch Life Insurance Company ("Merrill Lynch Life"), was established to support Merrill Lynch Life's operations with respect to certain variable life insurance contracts ("Contracts"). The Account is governed by Arkansas State Insurance Law. Merrill Lynch Life is an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. ("Merrill Lynch & Co."). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Only investment divisions with balances at December 31, 2006 appear in the Statements of Assets and Liabilities and only investment divisions with activity during the years ended December 31, 2006 or 2005 are shown in the Statements of Operations and Changes in Net Assets. The investment divisions are as follows:

   2005 Trust
   2006 Trust
   2007 Trust
   2008 Trust
   2009 Trust
   2010 Trust
   2011 Trust
   2013 Trust
   2014 Trust
   2019 Trust
   AIM V.I. Capital Appreciation Fund
   AIM V.I. Core Equity Fund
   AIM V.I. Premier Equity Fund
   AllianceBernstein VPS Large Cap Growth Portfolio
   BlackRock Balanced Capital Portfolio
   BlackRock Balanced Capital V.I. Fund
   BlackRock Basic Value V.I. Fund
   BlackRock Bond Portfolio
   BlackRock Fundamental Growth
   BlackRock Global Allocation Portfolio
   BlackRock Global Allocation V.I. Fund
   BlackRock Global Growth V.I. Fund
   BlackRock Government Income Portfolio
   BlackRock High Income Portfolio
   BlackRock International Value V.I. Fund
   BlackRock Large Cap Core V.I. Fund
   BlackRock Large Cap Growth V.I. Fund
   BlackRock Large Cap Value V.I. Fund
   BlackRock Money Market Portfolio
   BlackRock S&P 500 Index V.I. Fund
   BlackRock Utilities and Telecommunications V.I. Fund
   BlackRock Value Opportunities V.I. Fund
   MFS Emerging Growth Series
   Roszel / Allianz CCM Capital Appreciation Portfolio
   Roszel / Delaware Trend Portfolio

   The assets of the Separate Account II are registered in the name of Merrill Lynch Life. The portion of the Separate Account II's assets applicable to the Contracts are not chargeable with liabilities arising out of any other business Merrill Lynch Life may conduct.

   Effective September 30, 2006, Merrill Lynch & Co. transferred the Merrill Lynch Investment Managers, L.P. ("MLIM") investment management business to BlackRock, Inc. ("BlackRock") in exchange for approximately half of the economic interest in the combined firm, including a 45% voting interest. Under this agreement, effective September 30, 2006, all previous investment divisions under the investment advisors FAM Series Funds, Inc. and FAM Variable Series Funds, Inc. merged into investment advisors BlackRock Series Funds, Inc. and BlackRock Variable Series Funds, Inc., respectively.

2. SIGNIFICANT ACCOUNTING POLICIES

   The Financial Statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America for variable life separate accounts registered as unit investment trusts. The preparation of Financial Statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the Financial Statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Certain reclassifications and format changes have been made to prior year amounts to conform to the current year presentation.

   The significant accounting policies and related judgments underlying the Separate Account II's Financial Statements are summarized below. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain.

   - Investments of the investment divisions are included in the statement of assets and liabilities at the net asset value of the shares/units held in the underlying funds/trusts, which value their investments at readily available market value. Investment transactions are recorded on the trade date.
   - Ordinary dividends and capital gain distributions are recognized on the ex-dividend date.
   - All dividends are automatically reinvested.
   - Realized gains and losses on the sales of investments are computed on the first in first out basis.
   - All premiums and contract owner withdrawals are applied as described in the prospectus.

   The operations of the Separate Account II are included in the Federal income tax return of Merrill Lynch Life. Under the provisions of the Contracts, Merrill Lynch Life has the right to charge the Separate Account II for any Federal income tax attributable to the Separate Account II. No charge is currently being made against the Separate Account II for such tax since, under current tax law, Merrill Lynch Life pays no tax on investment income and capital gains reflected in variable life insurance contract reserves. However, Merrill Lynch Life retains the right to charge for any Federal income tax incurred that is attributable to the Separate Account II if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account II may also be made.

   The liabilities represent accrued asset-based insurance charges due to Merrill Lynch Life Insurance Company.

   The change in net assets accumulated in the Separate Account II provides the basis for the periodic determination of the amount of increased or decreased benefits under the Contracts.

   The net assets may not be less than the amount required under Arkansas State Insurance Law to provide for death benefits (without regard to the guaranteed minimum death benefits) and other Contract benefits.

3. NET TRANSFERS

   Net transfers include transfers among applicable Separate Account II investment divisions.

4. PURCHASES AND SALES OF INVESTMENTS

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2006 were as follows:

   (In thousands)
                                                                                          Purchases               Sales
                                                                                   --------------------- ---------------------
         BlackRock Money Market Portfolio                                          $             64,491  $             59,859
         BlackRock Government Income Portfolio                                                    7,713                19,436
         BlackRock Bond Portfolio                                                                 6,042                10,421
         BlackRock Large Cap Core Portfolio                                                      22,675                26,361
         BlackRock Fundamental Growth Portfolio                                                   4,918                26,410
         BlackRock Balanced Capital Portfolio                                                    18,268                79,609
         BlackRock High Income Portfolio                                                          7,977                 7,685
         BlackRock Global Allocation Portfolio                                                   34,845                13,969
         BlackRock Utilities and Telecommunications V.I. Fund                                     4,399                 2,968
         BlackRock Basic Value V.I. Fund                                                         14,351                13,299
         BlackRock Value Opportunities V.I. Fund                                                 11,215                12,034
         BlackRock S&P 500 Index V.I. Fund                                                        4,020                 7,100
         BlackRock Global Growth V.I. Fund                                                        8,684                 6,293
         BlackRock Balanced Capital V. I. Fund                                                       10                    72
         BlackRock Large Cap Value V.I. Fund                                                     10,813                10,922
         BlackRock International Value V.I. Fund                                                 14,939                 8,592
         BlackRock Large Cap Growth V.I. Fund                                                     3,030                 2,582
         BlackRock Global Allocation V.I. Fund                                                      207                   392
         AllianceBernstein VPS Large Cap Growth Portfolio                                         1,513                 5,561
         MFS Emerging Growth Series                                                                 794                 3,063
         AIM V.I. Premier Equity Fund                                                                80                 7,787
         AIM V.I. Capital Appreciation Fund                                                         214                   842
         AIM V.I. Core Equity Fund                                                                7,439                 1,030
         Roszel / Delaware Trend Portfolio                                                        2,600                 1,808
         Roszel / Allianz CCM Capital Appreciation Portfolio                                        686                 1,030
         2006 Trust                                                                                   0                 5,478
         2007 Trust                                                                                 145                 1,960
         2008 Trust                                                                                 184                 1,781
         2009 Trust                                                                                  92                   523
         2010 Trust                                                                                  43                 1,116
         2011 Trust                                                                                 249                   681
         2013 Trust                                                                                  63                   165
         2014 Trust                                                                                  74                   843
         2019 Trust                                                                                 170                   339
                                                                                   --------------------- ---------------------
                                                                                   $            252,943  $            342,011
                                                                                   ===================== =====================

5.UNIT VALUES

  The following is  a summary  of units outstanding, unit values and net assets for variable life insurance contracts. In addition, the following ratios and returns are provided:
  Investment income ratio:
  ----------------------------------
  The investment  income  ratio represents  the  dividends, excluding  distributions of capital gains, received by  the  investment division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets.
  These ratios exclude those expenses  such as mortality and expense  charges, that  result in direct reduction in the unit values.
  The recognition of  investment income by the investment division is affected by the timing of the declaration of dividends by the underlying fund in which the investments divisions invest.
  Expense ratio:
  ----------------------------------
  The  expense  ratio represents the  annualized contract expenses of the  separate account, consisting primarily of mortality  and expense charges, for  each period indicated. These ratios includes only those  expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund  are excluded.
  Total return:
  ----------------------------------
  The total return amounts  include changes in the value of the underlying  mutual fund, which includes expenses  assessed  through the redemption of unit values. These returns do not include any expenses assessed through the redemption of units.

  (In thousands, except unit values)

  BlackRock Money Market Portfolio
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)        Unit Value         (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2006          5,321 $    36.32 $      40.35 $      210,905                 4.55 %      0.50 %     0.90 %      3.79 %    4.21 %
      2005          5,377      35.00        38.72        204,703                 1.19        0.50       0.90        1.96      2.37
      2004          6,258      34.32        37.83        232,849                 1.05        0.50       0.90        0.19      0.59
      2003          7,509      34.26        37.60        278,011                 0.87        0.50       0.90       -0.01      0.39
      2002          8,680      34.26        37.46        320,070                 1.63        0.50       0.90        0.76      1.17

  BlackRock Government Income Portfolio
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)        Unit Value         (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2006          1,677 $    65.68 $      72.98 $      119,906                 4.57 %      0.50 %     0.90 %      3.18 %    3.60 %
      2005          1,940      63.66        70.44        134,047                 3.15        0.50       0.90        2.55      2.96
      2004          1,897      62.08        68.42        127,535                 2.88        0.50       0.90        3.21      3.63
      2003          2,275      60.15        66.02        147,675                 3.35        0.50       0.90        1.34      1.76
      2002          2,763      59.35        64.88        176,261                 4.41        0.50       0.90        8.82      9.26


  BlackRock Bond Portfolio
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)        Unit Value         (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2006            839 $    75.64 $      84.04 $       68,921                 4.52 %      0.50 %     0.90 %      3.44 %    3.86 %
      2005            934      73.13        80.92         73,828                 3.60        0.50       0.90        1.13      1.54
      2004          1,093      72.31        79.69         85,141                 3.43        0.50       0.90        3.54      3.96
      2003          1,108      69.84        76.65         83,328                 3.75        0.50       0.90        4.01      4.43
      2002          1,247      67.15        73.40         89,944                 4.69        0.50       0.90        8.96      9.40

  BlackRock Large Cap Core Portfolio
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)        Unit Value         (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2006          1,334 $   137.87 $     153.18 $      199,912                 0.94 %      0.50 %     0.90 %     14.03 %   14.49 %
      2005          1,480     120.91       133.79        193,916                 0.91        0.50       0.90       12.47     12.92
      2004          1,563     107.51       118.48        181,783                 0.98        0.50       0.90       16.09     16.56
      2003          1,678      92.61       101.64        167,483                 0.51        0.50       0.90       31.33     31.86
      2002          1,800      70.51        77.08        136,351                 0.78        0.50       0.90      -19.48    -19.15

  BlackRock Fundamental Growth Portfolio
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)        Unit Value         (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2006          1,544 $    87.90 $      97.66 $      147,909                 0.88 %      0.50 %     0.90 %      3.84 %    4.26 %
      2005          1,778      84.64        93.66        163,632                 1.11        0.50       0.90        7.09      7.53
      2004          2,112      79.04        87.11        180,844                 1.02        0.50       0.90        6.54      6.97
      2003          2,439      74.19        81.43        195,299                 0.43        0.50       0.90       27.62     28.14
      2002          2,692      58.13        63.55        168,294                 0.37        0.50       0.90      -29.12    -28.83


  BlackRock Balanced Capital Portfolio
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)        Unit Value         (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2006         10,635 $    60.18 $      65.70 $      685,744                 2.59 %      0.50 %     0.90 %     13.06 %   13.52 %
      2005         11,912      53.22        57.88        677,144                 2.29        0.50       0.90        3.52      3.94
      2004         13,347      51.42        55.68        730,630                 2.16        0.50       0.90        7.66      8.10
      2003         15,184      47.76        51.51        769,425                 2.33        0.50       0.90       20.19     20.68
      2002         16,793      39.73        42.68        705,678                 2.78        0.50       0.90      -13.68    -13.33

  BlackRock High Income Portfolio
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)        Unit Value         (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2006            762 $    41.92 $      45.58 $       34,105                 7.46 %      0.50 %     0.90 %      8.03 %    8.46 %
      2005            816      38.80        42.02         33,702                 9.21        0.50       0.90        1.27      1.68
      2004          1,280      38.32        41.33         52,025                 7.74        0.50       0.90       11.09     11.54
      2003          1,502      34.49        37.05         54,773                 7.73        0.50       0.90       23.28     23.78
      2002          1,535      27.98        29.93         45,257                 9.57        0.50       0.90       -4.34     -3.95

  ML Natural Resources Portfolio
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)        Unit Value         (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2006                                               Division was not available
      2005                                               Division was not available
      2004                                               Division was not available
      2003                                               Division closed during the year
      2002            884 $    12.58 $      13.40 $       11,707                 0.60 %      0.50 %     0.90 %      1.46 %    1.87 %


  BlackRock Global Allocation Portfolio
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)        Unit Value         (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2006          3,590 $    47.43 $      51.33 $      181,098                 2.96 %      0.50 %     0.90 %     15.84 %   16.31 %
      2005          3,558      40.94        44.13        154,488                 2.84        0.50       0.90        9.92     10.36
      2004          3,589      37.25        39.99        141,334                 3.15        0.50       0.90       13.25     13.71
      2003          3,524      32.89        35.16        122,036                 3.72        0.50       0.90       34.42     34.96
      2002          3,176      24.47        26.06         81,538                 3.68        0.50       0.90       -8.84     -8.47

  BlackRock Utilities and Telecommunications V.I. Fund
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)        Unit Value         (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2006            325 $    31.14 $      32.78 $       10,567                 2.83 %      0.50 %     0.90 %     24.11 %   24.61 %
      2005            302      25.09        26.30          7,894                 1.40        0.50       0.90       13.11     13.57
      2004            250      22.18        23.16          5,752                 2.56        0.50       0.90       24.58     25.09
      2003            291      17.80        18.52          5,378                 2.88        0.50       0.90       19.11     19.59
      2002            241      14.95        15.48          3,704                 3.49        0.50       0.90      -19.50    -19.17

  BlackRock Basic Value V.I. Fund
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)        Unit Value         (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2006          1,715 $    40.58 $      42.71 $       72,564                 1.64 %      0.50 %     0.90 %     20.77 %   21.26 %
      2005          1,926      33.60        35.22         67,234                 1.31        0.50       0.90        2.01      2.43
      2004          2,452      32.93        34.39         83,529                 1.26        0.50       0.90       10.07     10.52
      2003          2,416      29.92        31.12         74,535                 1.25        0.50       0.90       32.04     32.57
      2002          2,352      22.66        23.47         54,821                 0.98        0.50       0.90      -18.51    -18.18


  ML Developing Capital Markets V.I. Fund
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)        Unit Value         (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2006                                              Division was not available
      2005                                              Division was not available
      2004                                              Division was not available
      2003                                              Division closed during the year
      2002            452 $     6.82 $       7.07 $        3,177                 0.35 %      0.50 %     0.90 %    -11.05 %  -10.69 %

  BlackRock Value Opportunities V.I. Fund
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)        Unit Value         (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2006            863 $    44.58 $      46.93 $       40,123                 0.26 %      0.50 %     0.90 %     11.80 %   12.26 %
      2005          1,029      39.88        41.81         42,671                11.33        0.50       0.90        9.39      9.83
      2004          1,344      36.45        38.06         50,578                11.56        0.50       0.90       13.94     14.41
      2003          1,319      31.99        33.27         43,459                 0.08        0.50       0.90       41.63     42.20
      2002          1,149      22.59        23.40         26,632                 0.00        0.50       0.90      -24.45    -24.14

  BlackRock S&P 500 Index V.I. Fund
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)        Unit Value         (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2006          1,376 $    20.05 $      20.88 $       28,402                 1.72 %      0.50 %     0.90 %     14.46 %   14.93 %
      2005          1,570      17.51        18.17         28,223                 1.73        0.50       0.90        3.49      3.91
      2004          1,789      16.92        17.48         31,000                 1.69        0.50       0.90        9.51      9.96
      2003          1,922      15.45        15.90         30,311                 1.45        0.50       0.90       26.99     27.50
      2002          1,710      12.17        12.47         21,166                 1.30        0.50       0.90      -23.10    -22.79


  BlackRock Global Growth V.I. Fund
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)        Unit Value         (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                            Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2006            634 $    14.18 $      14.69 $        9,246                 1.11 %      0.50 %     0.90 %     20.92 %   21.41 %
      2005            512      11.73        12.10          6,137                 1.41        0.50       0.90       14.04     14.50
      2004            406      10.29        10.56          4,262                 1.51        0.50       0.90       14.18     14.65
      2003            413       9.01         9.21          3,780                 1.36        0.50       0.90       32.36     32.89
      2002            300       6.81         6.93          2,067                 0.11        0.50       0.90      -28.39    -28.10

  BlackRock Balanced Capital V.I. Fund
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)        Unit Value         (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2006             13 $    34.71 $      35.01 $          446                 2.15 %      0.60 %     0.75 %     14.11 %   14.57 %
      2005             15      30.37        30.59            456                 1.98        0.60       0.75        3.35      3.51
      2004             15      29.22        29.66            451                 1.97        0.50       0.90        7.69      8.13
      2003             18      27.25        27.36            488                 2.21        0.60       0.75       20.64     20.82
      2002             19      22.58        22.64            427                 2.26        0.60       0.75      -14.33    -14.20

  BlackRock Large Cap Value V.I. Fund
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)        Unit Value         (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2006          1,854 $    18.78 $      19.21 $       35,361                 0.82 %      0.50 %     0.90 %     14.97 %   15.44 %
      2005          2,038      16.33        16.64         33,731                 5.20        0.50       0.90       16.34     16.81
      2004          1,303      14.04        14.25         18,516                 8.82        0.50       0.90       19.30     19.78
      2003            690      11.77        11.90          8,186                 0.67        0.50       0.90       32.77     33.31
      2002            416       8.89         8.92          3,706                 0.70        0.50       0.75      -13.27    -13.05


  BlackRock International Value V.I. Fund
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)        Unit Value         (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2006          1,243 $    21.25 $      22.00 $       27,170                 3.57 %      0.50 %     0.90 %     26.76 %   27.27 %
      2005          1,079      16.76        17.28         18,534                 2.18        0.50       0.90       10.68     11.13
      2004          1,070      15.14        15.55         16,556                 2.85        0.50       0.90       21.43     21.92
      2003            827      12.47        12.76         10,501                 3.91        0.50       0.90       40.96     41.53
      2002            862       8.85         9.01          7,740                 3.43        0.50       0.90      -12.34    -11.98


  BlackRock Large Cap Growth V.I. Fund
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)        Unit Value         (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2006          1,066 $    11.30 $      11.65 $       12,333                 0.30 %      0.50 %     0.90 %      6.25 %    6.68 %
      2005          1,026      10.64        10.92         11,135                 0.19        0.50       0.90        9.65     10.09
      2004            856       9.70         9.92          8,440                 0.23        0.50       0.90        6.83      7.26
      2003            858       9.08         9.25          7,886                 0.00        0.50       0.90       32.80     33.34
      2002            832       6.84         6.94          5,738                 0.00        0.50       0.90      -24.08    -23.77

  BlackRock Global Allocation V.I. Fund
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)        Unit Value         (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2006            103 $    29.75 $      31.59 $        3,223                 2.59 %      0.50 %     0.90 %     15.49 %   15.95 %
      2005            116      25.76        27.25          3,135                 2.96        0.50       0.90        9.52      9.97
      2004            132      23.52        24.78          3,234                 2.52        0.50       0.90       13.35     13.81
      2003            202      20.75        21.77          4,354                23.28        0.50       0.90        8.06      8.11


  AllianceBernstein Quasar Portfolio
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)        Unit Value         (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2006                                              Division was not available
      2005                                              Division was not available
      2004                                              Division was not available
      2003                                              Division closed during the year
      2002            149 $     5.58 $       5.69 $          843                 0.00 %      0.50 %     0.90 %    -32.38 %  -32.11 %

  AllianceBernstein VPS Large Cap Growth Portfolio
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)        Unit Value         (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2006            648 $    17.66 $      18.40 $       11,773                 0.00 %      0.50 %     0.90 %     -1.34 %   -0.94 %
      2005            867      17.90        18.57         15,936                 0.00        0.50       0.90       14.11     14.57
      2004            838      15.69        16.21         13,452                 0.00        0.50       0.90        7.64      8.08
      2003          1,315      14.58        15.00         19,531                 0.00        0.50       0.90       22.56     23.05
      2002          1,527      11.89        12.19         18,455                 0.00        0.50       0.90      -31.27    -30.99

  MFS Emerging Growth Series
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)        Unit Value         (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2006            327 $    15.94 $      16.60 $        5,355                 0.00 %      0.50 %     0.90 %      6.92 %    7.36 %
      2005            473      14.91        15.46          7,240                 0.00        0.50       0.90        8.21      8.65
      2004            474      13.78        14.23          6,674                 0.00        0.50       0.90       11.94     12.40
      2003            590      12.31        12.66          7,407                 0.00        0.50       0.90       29.06     29.58
      2002            636       9.54         9.77          6,158                 0.00        0.50       0.90      -34.36    -34.09

  MFS Research Series
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)        Unit Value         (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2006                                        Division was not available
      2005                                        Division was not available
      2004                                        Division was not available
      2003                                        Division closed during the year
      2002            432 $     9.94 $      10.18 $        4,375                 0.28 %      0.50 %     0.90 %    -25.22 %  -24.91 %


  AIM V.I. Premier Equity Fund
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)        Unit Value         (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2006                                        Division closed during the year
      2005            486 $    14.64 $      15.18 $        7,297                 0.49 %      0.50 %     0.90 %      4.71 %    5.13 %
      2004            575      13.98        14.44          8,228                 0.41        0.50       0.90        4.82      5.24
      2003            767      13.34        13.72         10,434                 0.28        0.50       0.90       23.95     24.46
      2002            965      10.76        11.03         10,565                 0.30        0.50       0.90      -30.89    -30.61

  AIM V.I. Capital Appreciation Fund
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)        Unit Value         (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2006            210 $    14.82 $      15.43 $        3,195                 0.00 %      0.50 %     0.90 %      5.35 %    5.77 %
      2005            248      14.07        14.59          3,586                 0.00        0.50       0.90        7.86      8.30
      2004            294      13.04        13.47          3,922                 0.00        0.50       0.90        5.66      6.09
      2003            388      12.34        12.70          4,883                 0.00        0.50       0.90       28.36     28.88
      2002            375       9.62         9.85          3,658                 0.00        0.50       0.90      -25.04    -24.73

  AIM V.I. Core Equity Fund
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)        Unit Value         (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2006            614 $    11.15 $      11.17 $        6,847                 0.81 %      0.50 %     0.90 %      8.50 %    8.80 %


  Roszel / Delaware Trend Portfolio
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)        Unit Value         (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2006            199 $    15.16 $      15.30 $        3,035                 0.00 %      0.50 %     0.75 %      6.82 %    7.09 %
      2005            175      14.19        14.28          2,488                 0.00        0.50       0.75        3.96      4.22
      2004            182      13.61        13.71          2,488                 0.00        0.50       0.90       10.54     10.99
      2003            257      12.32        12.35          3,166                 0.00        0.50       0.90        4.45      4.50

  Roszel / Allianz CCM Capital Appreciation Portfolio
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)        Unit Value         (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2006            237 $    15.04 $      15.26 $        3,596                 0.00 %      0.50 %     0.90 %      5.50 %    5.93 %
      2005            292      14.25        14.41          4,193                 0.00        0.50       0.90        8.44      8.88
      2004            328      13.14        13.23          4,336                 0.00        0.50       0.90       11.78     12.23
      2003            388      11.76        11.79          4,567                 0.00        0.50       0.90        4.77      4.82

  2003 Trust
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)        Unit Value         (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2006                                              Division was not available
      2005                                              Division was not available
      2004                                              Division was not available
      2003                                              Division matured during this year
      2002            379 $    88.51 $      95.47 $       35,745                 0.00 %      0.84 %     1.24 %      2.36 %    2.77 %

  2004 Trust
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)        Unit Value        (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2006                                              Division was not available
      2005                                              Division was not available
      2004                                              Division matured during this year
      2003            430 $    18.09 $      18.54 $        7,928                 0.00 %      0.84 %     1.09 %      0.11 %    0.36 %
      2002            411      18.07        18.47          7,563                 0.00        0.84       1.09        4.19      4.46


  2005 Trust
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)        Unit Value        (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                            Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2006                                              Division was not available
      2005                                              Division matured during this year
      2004            175 $    71.38 $      77.42 $       13,450                 0.00 %      0.84 %     1.24 %     -0.10      0.30 %
      2003            226      71.46        77.19         17,246                 0.00        0.84       1.24        0.93      1.34
      2002            235      70.80        76.17         17,836                 0.00        0.84       1.24        7.43      7.87

  2006 Trust
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)        Unit Value         (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2006                                              Division matured during this year
      2005            121 $    41.89 $      45.37 $        5,397                 0.00 %      0.84 %     1.24 %      1.37 %    1.78 %
      2004            110      41.32        44.58          4,849                 0.00        0.84       1.24       -0.23      0.18
      2003            138      41.42        44.50          6,009                 0.00        0.84       1.24        1.46      1.87
      2002            147      40.82        43.68          6,324                 0.00        0.84       1.24        9.75     10.20

  2007 Trust
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)        Unit Value         (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2006            135 $    47.02 $      50.93 $        6,761                 0.00 %      0.84 %     1.24 %      3.00 %    3.42 %
      2005            170      45.65        49.25          8,235                 0.00        0.84       1.24        0.36      0.77
      2004            185      45.48        48.87          8,895                 0.00        0.84       1.24        0.14      0.55
      2003            213      45.42        48.60         10,184                 0.00        0.84       1.24        1.37      1.78
      2002            240      44.81        47.76         11,333                 0.00        0.84       1.24       12.12     12.58


  2008 Trust
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)        Unit Value         (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                            Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2006            235 $    44.90 $      48.44 $       11,238                 0.00 %      0.84 %     1.24 %      2.51 %    2.93 %
      2005            270      43.80        47.06         12,535                 0.00        0.84       1.24       -0.42     -0.01
      2004            289      43.99        47.07         13,407                 0.00        0.84       1.24        0.88      1.29
      2003            345      43.60        46.47         15,820                 0.00        0.84       1.24        1.41      1.82
      2002            390      43.00        45.64         17,633                 0.00        0.84       1.24       14.24     14.71

  2009 Trust
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)        Unit Value         (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2006             89 $    41.21 $      44.28 $        3,874                 0.00 %      0.84 %     1.24 %      2.37 %    2.78 %
      2005             98      40.26        43.08          4,168                 0.00        0.84       1.24       -0.51     -0.11
      2004            125      40.47        43.13          5,312                 0.00        0.84       1.24        1.69      2.10
      2003            140      39.80        42.24          5,851                 0.00        0.84       1.24        1.56      1.97
      2002            157      39.19        41.43          6,411                 0.00        0.84       1.24       15.87     16.34

  2010 Trust
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)        Unit Value         (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2006            120 $    40.49 $      43.33 $        5,122                 0.00 %      0.84 %     1.24 %      2.05 %    2.46 %
      2005            147      39.67        42.28          6,143                 0.00        0.84       1.24       -0.18      0.23
      2004            154      39.74        42.19          6,442                 0.00        0.84       1.24        2.70      3.12
      2003            161      38.70        40.91          6,529                 0.00        0.84       1.24        1.98      2.40
      2002            156      37.95        39.95          6,134                 0.00        0.84       1.24       16.61     17.09


  2011 Trust
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)        Unit Value         (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                            Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2006             21 $    34.61 $      36.89 $          761                 0.00 %      0.84 %     1.24 %      1.97 %    2.39 %
      2005             36      33.94        36.03          1,292                 0.00        0.84       1.24        0.61      1.01
      2004             43      33.74        35.67          1,545                 0.00        0.84       1.24        3.32      3.74
      2003             48      32.66        34.38          1,651                 0.00        0.84       1.24        2.05      2.47
      2002             55      32.00        33.55          1,810                 0.00        0.84       1.24       17.26     17.74

  2013 Trust
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)        Unit Value         (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                    Lowest    Highest      Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2006             34 $    26.76 $      28.28 $          962                 0.00 %      0.84 %     1.24 %      1.79 %    2.20 %
      2005             38      26.29        27.67          1,035                 0.00        0.84       1.24        1.58      1.99
      2004             32      25.88        27.13            861                 0.00        0.84       1.24        4.79      5.22
      2003             34      24.69        25.79            856                 0.00        0.84       1.24        1.58      1.99
      2002             45      24.31        25.28          1,117                 0.00        0.84       1.24       19.57     20.05

  2014 Trust
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)        Unit Value         (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2006            208 $    26.89 $      28.31 $        5,840                 0.00 %      0.84 %     1.24 %      1.69 %    2.10 %
      2005            234      26.44        27.73          6,451                 0.00        0.84       1.24        1.96      2.38
      2004            295      25.93        27.08          7,933                 0.00        0.84       1.24        5.74      6.18
      2003            334      24.52        25.51          8,468                 0.00        0.84       1.24        2.26      2.68
      2002            413      23.98        24.84         10,234                 0.00        0.84       1.24       19.89     20.38


  2019 Trust
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)        Unit Value         (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2006            227 $    16.00 $      16.32 $        3,691                 0.00 %      0.84 %     1.09 %      0.21 %    0.62 %
      2005            237      15.94        16.22          3,829                 0.00        0.84       1.09        7.37      7.64
      2004            171      14.72        15.07          2,570                 0.00        0.84       1.24        9.96     10.41
      2003            170      13.39        13.65          2,312                 0.00        0.84       1.24        5.74      2.14
      2002             57      13.24        13.36            774                 0.00        0.84       1.09       18.82     19.13

6.CHARGES AND FEES

  The following table is a listing of all expenses  charged to  the separate  account. Mortality and expense, rider and administrative charges may be assessed through a reduction in unit value or redemption of units or as fixed  charges.

                                                        Prime Plan 1

  Charge                                When Charge Is Deducted                       Amount Deducted

  Mortality and Expense Charge          Daily - reduction of unit values              [(1+0.0050)(1/365) - 1] per day

  Trust Acquisition Charge              Daily - reduction of unit values              [(1+0.0034)(1/365) - 1] per day

  Contract Owner Charges:
     Administrative Charge              Annually - redemption of units                Varies based on face amount of contract.

     Reallocation Charge                Per incident - redemption of units            Up to $25 fee for each transfer in excess
                                                                                      of five transfers in a contract year.
  Policy Loan Processing Charges:
     Net Loan Cost                      Annually - redemption of units                0.75% of the loan debt and a pro rata amount
                                                                                      of this charge is incurred upon surrender.

  Cost of Insurance                     Annually - redemption of units                Charges vary by insured's underwriting class,
                                                                                      sex and attained age, and the policy's net
                                                                                      amount at risk and a pro rata amount of this
                                                                                      charge is incurred upon surrender.



                                                        Prime Plan 2

  Charge                                When Charge Is Deducted                       Amount Deducted

  Mortality and Expense Charge          Daily - reduction of unit values              [(1+0.0050)(1/365) - 1] per day

  Trust Acquisition Charge              Daily - reduction of unit values              [(1+0.0034)(1/365) - 1] per day

  Policy Loading Charges:
     Deferred Policy Load               Annually - redemption of units                7.50% for premium payment deferred over
                                                                                      10 years and upon surrender the balance
                                                                                      of the deferred policy loading chargeable
                                                                                      to any payment made that has not yet been
                                                                                      deducted is subtracted from the investment
                                                                                      base of the policy.
  Contract Owner Charges:
     Administrative Charge              Annually - redemption of units                Varies based on face amount of contract.

     Reallocation Charge                Per incident - redemption of units            Up to $25 fee for each transfer in excess
                                                                                      of five transfers in a contract year.

  Policy Loan Processing Charges:
     Net Loan Cost                      Annually - redemption of units                0.75% of the loan debt and a pro rata amount
                                                                                      of this charge is incurred upon surrender.

  Cost of Insurance                     Annually - redemption of units                Charges vary by insured's underwriting class,
                                                                                      sex and attained age, and the policy's net
                                                                                      amount at risk and a pro rata amount of this
                                                                                      charge is incurred upon surrender.



                                                      Prime Plans 3-4

  Charge                                When Charge Is Deducted                       Amount Deducted

  Mortality and Expense Charge          Daily - reduction of unit values              [(1+0.0050)(1/365) - 1] per day

  Trust Acquisition Charge              Daily - reduction of unit values              [(1+0.0034)(1/365) - 1] per day

  Policy Loading Charges:
     Deferred Policy Load               Annually - redemption of units                7.75% for premium payment deferred over
                                                                                      10 years and upon surrender the balance
                                                                                      of the deferred policy loading chargeable
                                                                                      to any payment made that has not yet been
                                                                                      deducted is subtracted from the investment
                                                                                      base of the policy.

  Contract Owner Charges:
     Administrative Charge              Annually - redemption of units                Varies based on face amount of contract.

     Reallocation Charge                Per incident - redemption of units            Up to $25 fee for each transfer in excess
                                                                                      of five transfers in a contract year.
  Policy Loan Processing Charges:
     Net Loan Cost                      Annually - redemption of units                0.75% of the loan debt and a pro rata amount
                                                                                      of this charge is incurred upon surrender.

  Cost of Insurance                     Annually - redemption of units                Charges vary by insured's underwriting class,
                                                                                      sex and attained age, and the policy's net
                                                                                      amount at risk and a pro rata amount of this
                                                                                      charge is incurred upon surrender.



                                                        Prime Plan 5

  Charge                                When Charge Is Deducted                       Amount Deducted

  Mortality and Expense Charge          Daily - reduction of unit values              1-(1-0.0060)(1/365) per day

  Trust Acquisition Charge              Daily - reduction of unit values              1-(1-0.0034)(1/365) per day

  Policy Loading Charges:
     Deferred Policy Load               Annually - redemption of units                7% of premium in the first year, deferred
                                                                                      over 10 years.
                                                                                      6.5% of each additional payment made after
                                                                                      the first year, deferred over 10 years.
                                                                                      Upon surrender the balance of the deferred
                                                                                      policy loading chargeable to any payment made
                                                                                      that has not yet been deducted is subtracted
                                                                                      from the investment base of the policy.

  Contract Owner Charges:
     Reallocation Charge                Per incident - redemption of units            Up to $25 fee for each transfer in excess
                                                                                      of five transfers in a contract year.
  Policy Loan Processing Charges:
     Net Loan Cost                      Annually - redemption of units                0.75% of the loan debt for year 1-10.
                                                                                      0.60% of the loan debt for year 11 or more.

  Cost of Insurance                     Quarterly - redemption of units               Charges vary by insured's underwriting class,
                                                                                      sex and attained age, and the policy's net
                                                                                      amount at risk and a pro rata amount of this
                                                                                      charge is incurred upon surrender.



                                                        Prime Plan 6

  Charge                                When Charge Is Deducted                       Amount Deducted

  Mortality and Expense Charge          Daily - reduction of unit values              1-(1-0.0075)(1/365) per day

  Trust Acquisition Charge              Daily - reduction of unit values              1-(1-0.0034)(1/365) per day

  Policy Loading Charges:
     Deferred Policy Load               Annually - redemption of units                Single: 7% of initial and additional premium
                                                                                      in the first year, deferred over 10 years.
                                                                                      Joint: 9% of initial and additional premium
                                                                                      in the first year, deferred over 10 years.
                                                                                      Upon surrender the balance of the deferred
                                                                                      policy loading chargeable to any payment made
                                                                                      that has not yet been deducted is subtracted
                                                                                      from the investment base of the policy.

  Contract Owner Charges:
     Administrative Charge              Quarterly - redemption of units               $12.50 fee

     Reallocation Charge                Per incident - redemption of units            Up to $25 fee for each transfer in excess
                                                                                      of five transfers in a contract year.
  Policy Loan Processing Charges:
     Net Loan Cost                      Annually - redemption of units                Guaranteed Investment Division ("GID")
                                                                                      invested funds: 2% of loan debt.
                                                                                      Non-GID invested funds: 0.75% of loan debt.
                                                                                      A pro rata amount of this charge is
                                                                                      incurred upon surrender.

  Cost of Insurance                     Quarterly - redemption of units               Charges vary by insured's underwriting class,
                                                                                      sex and attained age, and the policy's net
                                                                                      amount at risk and a pro rata amount of this
                                                                                      charge is incurred upon surrender.



                                                        Prime Plan 7

  Charge                                When Charge Is Deducted                       Amount Deducted

  Mortality and Expense Charge          Daily - reduction of unit values              1-(1-0.0090)(1/365) per day

  Trust Acquisition Charge              Daily - reduction of unit values              1-(1-0.0034)(1/365) per day

  Policy Loading Charges:
     Deferred Policy Load               Annually - redemption of units                Single: 7% of initial and additional premium
                                                                                      in the first year, deferred over 10 years.
                                                                                      Joint: 9% of initial and additional premium
                                                                                      in the first year, deferred over 10 years.
                                                                                      Upon surrender the balance of the deferred
                                                                                      policy loading chargeable to any payment made
                                                                                      that has not yet been deducted is subtracted
                                                                                      from the investment base of the policy.

  Contract Owner Charges:
     Reallocation Charge                Per incident - redemption of units            Up to $25 fee for each transfer in excess
                                                                                      of five transfers in a contract year.

  Policy Loan Processing Charges:
     Net Loan Cost                      Annually - redemption of units                Wash loans: 0% of loan debt.
                                                                                      Non-wash loans: 2% of loan debt.
                                                                                      A pro rata amount of this charge is
                                                                                      incurred upon surrender.

  Cost of Insurance                     Quarterly - redemption of units               Charges vary by insured's underwriting class,
                                                                                      sex and attained age, and the policy's net
                                                                                      amount at risk and a pro rata amount of this
                                                                                      charge is incurred upon surrender.



                                                    Prime Plan Investor

  Charge                                When Charge Is Deducted                       Amount Deducted

  Mortality and Expense Charge          Daily - reduction of unit values              1-(1-0.0090)(1/365) per day

  Trust Acquisition Charge              Daily - reduction of unit values              1-(1-0.0034)(1/365) per day

  Policy Loading Charges:
     Deferred Policy Load               Annually - redemption of units                Single: 7% of initial and additional premium
                                                                                      in the first year, deferred over 10 years.
                                                                                      Joint: 9% of initial and additional premium
                                                                                      in the first year, deferred over 10 years.
                                                                                      Upon surrender the balance of the deferred
                                                                                      policy loading chargeable to any payment made
                                                                                      that has not yet been deducted is subtracted
                                                                                      from the investment base of the policy.

  Contract Owner Charges:
     Reallocation Charge                Per incident - redemption of units            Up to $25 fee for each transfer in excess
                                                                                      of five transfers in a contract year.

  Policy Loan Processing Charges:
     Net Loan Cost                      Annually - redemption of units                2% of loan debt and a pro rata amount of
                                                                                      this charge is incurred upon surrender.

  Cost of Insurance                     Quarterly - redemption of units               Charges vary by insured's underwriting class,
                                                                                      sex and attained age, and the policy's net
                                                                                      amount at risk and a pro rata amount of this
                                                                                      charge is incurred upon surrender.



                                                       Directed Life

  Charge                                When Charge Is Deducted                       Amount Deducted

  Mortality and Expense Charge          Daily - reduction of unit values              [(1+0.0050)(1/365) - 1] per day

  Trust Acquisition Charge              Daily - reduction of unit values              [(1+0.0034)(1/365) - 1] per day

  Contract Owner Charges:
     Reallocation Charge                Per incident - redemption of units            Up to $25 fee for each transfer in excess
                                                                                      of five transfers in a contract year.

  Policy Loan Processing Charges:
     Net Loan Cost                      Annually - redemption of units                Non-Adjustable loan rate: 0.75% of
                                                                                      loan debt.
                                                                                      Adjustable loan rate: 0.25% - 0.75%
                                                                                      of loan debt.
                                                                                      A pro rata amount of this charge is
                                                                                      incurred upon surrender.

  Cost of Insurance                     Quarterly - redemption of units               Charges vary by insured's underwriting class,
                                                                                      sex and attained age, and the policy's net
                                                                                      amount at risk and a pro rata amount of this
                                                                                      charge is incurred upon surrender.

                                                      Directed Life 2

  Charge                                When Charge Is Deducted                       Amount Deducted

  Mortality and Expense Charge          Daily - reduction of unit values              1-(1-0.0075)(1/365) per day

  Trust Acquisition Charge              Daily - reduction of unit values              1-(1-0.0034)(1/365) per day

  Policy Loading Charges:
     Deferred Policy Load               Annually - redemption of units                Charge varies based on plan type, the
                                                                                      premium payment period, and the type of
                                                                                      premium (scheduled or unscheduled).

  Contract Owner Charges:
     Administrative Charge              Quarterly - redemption of units               $12.50 fee

     Reallocation Charge                Per incident - redemption of units            Up to $25 fee for each transfer in excess
                                                                                      of five transfers in a contract year.

  Policy Loan Processing Charges:
     Net Loan Cost                      Annually - redemption of units                0.75% of the loan debt and a pro rata amount
                                                                                      of this charge is incurred upon surrender.

  Cost of Insurance                     Quarterly - redemption of units               Charges vary by insured's underwriting class,
                                                                                      sex and attained age, and the policy's net
                                                                                      amount at risk and a pro rata amount of this
                                                                                      charge is incurred upon surrender.


7.UNITS ISSUED AND REDEEMED

  Units issued and redeemed during 2006 and 2005 were as follows:

                                                  BlackRock        BlackRock                         BlackRock        BlackRock
                                                    Money          Government       BlackRock        Large Cap       Fundamental
                                                    Market           Income            Bond             Core            Growth
  (In thousands)                                  Portfolio        Portfolio        Portfolio        Portfolio        Portfolio
                                              ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at January 1, 2005                        6,258            1,897            1,093            1,563            2,112
  Activity during 2005:
       Issued                                           2,991              440              112              285              127
       Redeemed                                        (3,872)            (397)            (271)            (368)            (461)
                                              ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2005                      5,377            1,940              934            1,480            1,778
  Activity during 2006:
       Issued                                           3,096              155              108              154              116
       Redeemed                                        (3,152)            (418)            (203)            (300)            (350)
                                              ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2006                      5,321            1,677              839            1,334            1,544
                                              ================ ================ ================ ================ ================



                                                  BlackRock        BlackRock        BlackRock        BlackRock        BlackRock
                                                   Balanced           High           Global        Utilities and        Basic
                                                   Capital           Income         Allocation   Telecommunication      Value
  (In thousands)                                  Portfolio        Portfolio        Portfolio        V.I. Fund        V.I. Fund
                                              ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at January 1, 2005                       13,347            1,280            3,589              250            2,452
  Activity during 2005:
       Issued                                             696              268              761              324              291
       Redeemed                                        (2,131)            (732)            (792)            (272)            (817)
                                              ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2005                     11,912              816            3,558              302            1,926
  Activity during 2006:
       Issued                                             554              190              739              173              292
       Redeemed                                        (1,831)            (244)            (707)            (150)            (503)
                                              ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2006                     10,635              762            3,590              325            1,715
                                              ================ ================ ================ ================ ================



                                                  BlackRock        BlackRock        BlackRock        BlackRock        BlackRock
                                                    Value           S&P 500           Global          Balanced        Large Cap
                                                 Opportunities       Index            Growth          Capital           Value
  (In thousands)                                  V.I. Fund        V.I. Fund        V.I. Fund        V.I. Fund        V.I. Fund
                                              ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at January 1, 2005                        1,344            1,789              406               15            1,303
  Activity during 2005:
       Issued                                             285              351              328                0            1,743
       Redeemed                                          (600)            (570)            (222)               0           (1,008)
                                              ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2005                      1,029            1,570              512               15            2,038
  Activity during 2006:
       Issued                                             249              252              773                0              648
       Redeemed                                          (415)            (446)            (651)              (2)            (832)
                                              ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2006                        863            1,376              634               13            1,854
                                              ================ ================ ================ ================ ================



                                                  BlackRock        BlackRock        BlackRock    AllianceBernstein       MFS
                                                International      Large Cap         Global        VPS Large Cap       Emerging
                                                    Value            Growth         Allocation         Growth           Growth
  (In thousands)                                  V.I. Fund        V.I. Fund        V.I. Fund        Portfolio          Series
                                              ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at January 1, 2005                        1,070              856              132              838              474
  Activity during 2005:
       Issued                                             681              388               19              342              208
       Redeemed                                          (672)            (218)             (35)            (313)            (209)
                                              ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2005                      1,079            1,026              116              867              473
  Activity during 2006:
       Issued                                             851              384                4              175               70
       Redeemed                                          (687)            (344)             (17)            (394)            (216)
                                              ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2006                      1,243            1,066              103              648              327
                                              ================ ================ ================ ================ ================

                                                   AIM V.I.        AIM V.I.           AIM V.I.        Roszel /    Roszel / Allianz
                                                   Premier          Capital            Core           Delaware       CCM Capital
                                                    Equity        Appreciation        Equity           Trend         Appreciation
  (In thousands)                                     Fund             Fund             Fund          Portfolio        Portfolio
                                              ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at January 1, 2005                          575              294                0              182              328
  Activity during 2005:
       Issued                                              56               68                0              165              131
       Redeemed                                          (145)            (114)               0             (172)            (167)
                                              ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2005                        486              248                0              175              292
  Activity during 2006:
       Issued                                               3               69              726              163               26
       Redeemed                                          (489)            (107)            (112)            (139)             (81)
                                              ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2006                          0              210              614              199              237
                                              ================ ================ ================ ================ ================




                                                     2005             2006             2007             2008             2009
  (In thousands)                                    Trust            Trust            Trust            Trust            Trust
                                              ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at January 1, 2005                          175              110              185              289              125
  Activity during 2005:
       Issued                                               1               39               18               54               28
       Redeemed                                          (176)             (28)             (33)             (73)             (55)
                                              ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2005                          0              121              170              270               98
  Activity during 2006:
       Issued                                               0                0               16                9                5
       Redeemed                                             0             (121)             (51)             (44)             (14)
                                              ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2006                          0                0              135              235               89
                                              ================ ================ ================ ================ ================




                                                     2010             2011             2013             2014             2019
   (In thousands)                                   Trust            Trust            Trust            Trust            Trust
                                              ---------------- ---------------- ---------------- ---------------- ----------------
                                                          154               43               32              295              171
  Outstanding at January 1, 2005
  Activity during 2005:                                    18                3                9               11               84
       Issued                                             (25)             (10)              (3)             (72)             (18)
       Redeemed                               ---------------- ---------------- ---------------- ---------------- ----------------
                                                          147               36               38              234              237
  Outstanding at December 31, 2005
  Activity during 2006:                                     4               10                2               14               11
       Issued                                             (31)             (25)              (6)             (40)             (21)
       Redeemed                               ---------------- ---------------- ---------------- ---------------- ----------------
                                                          120               21               34              208              227
  Outstanding at December 31, 2006              ============== ================ ================ ================ ================


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Merrill Lynch Life Insurance Company

We have audited the accompanying balance sheets of Merrill Lynch Life Insurance Company (the "Company") as of December 31, 2006 and 2005, and the related statements of earnings, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Merrill Lynch Life Insurance Company as of December 31, 2006 and 2005, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the financial statements, in 2004 the Company changed its method of accounting for long-duration contracts to conform to Statement of Position 03-1 "Accounting and Reporting by Insurance Enterprises for Certain Non-Traditional Long-Duration Contracts and for Separate Accounts."


/s/ Deloitte & Touche LLP

New York, New York
March 2, 2007

                      MERRILL LYNCH LIFE INSURANCE COMPANY
       (A WHOLLY OWNED SUBSIDIARY OF MERRILL LYNCH INSURANCE GROUP, INC.)
                                 BALANCE SHEETS

                                                                        DECEMBER 31,   DECEMBER 31,
(dollars in thousands)                                                      2006           2005
                                                                        ------------   ------------
ASSETS

INVESTMENTS
   Fixed maturity available-for-sale securities, at estimated fair
      value (amortized cost: 2006 - $1,586,196; 2005 - $1,900,606)       $ 1,570,383    $ 1,884,039
   Equity available-for-sale securities, at estimated fair value
      (cost: 2006 - $70,021; 2005 - $61,696)                                  72,728         64,278
   Trading account securities, at estimated fair value                            --         27,436
   Limited partnerships, at cost                                              11,417         12,195
   Policy loans on insurance contracts, at outstanding loan balances         968,874        992,143
                                                                         -----------    -----------
                                                                           2,623,402      2,980,091
                                                                         -----------    -----------
CASH AND CASH EQUIVALENTS                                                    230,586         56,319
ACCRUED INVESTMENT INCOME                                                     47,548         52,466
DEFERRED POLICY ACQUISITION COSTS                                            285,648        296,189
DEFERRED SALES INDUCEMENTS                                                    20,606          8,298
FEDERAL INCOME TAXES -- DEFERRED                                                  --          1,937
REINSURANCE RECEIVABLES                                                       10,522          9,231
AFFILIATED RECEIVABLES -- NET                                                     --          5,519
RECEIVABLES FROM SECURITIES SOLD                                              23,921            254
OTHER ASSETS                                                                  49,241         33,338
SEPARATE ACCOUNTS ASSETS                                                  11,330,397     10,917,234
                                                                         -----------    -----------
TOTAL ASSETS                                                             $14,621,871    $14,360,876
                                                                         ===========    ===========

See Notes to Financial Statements.                                   (Continued)

                      MERRILL LYNCH LIFE INSURANCE COMPANY
       (A WHOLLY OWNED SUBSIDIARY OF MERRILL LYNCH INSURANCE GROUP, INC.)
                                 BALANCE SHEETS

                                                                        DECEMBER 31,   DECEMBER 31,
(dollars in thousands, except common stock par value and shares)            2006           2005
                                                                        ------------   ------------
LIABILITIES
POLICYHOLDER LIABILITIES AND ACCRUALS
   Policyholder account balances                                        $ 2,047,973    $ 2,163,838
   Future policy benefits                                                   408,681        420,542
   Claims and claims settlement expenses                                     42,426         31,147
                                                                        -----------    -----------
                                                                          2,499,080      2,615,527
                                                                        -----------    -----------
OTHER POLICYHOLDER FUNDS                                                      6,973          1,948
LIABILITY FOR GUARANTY FUND ASSESSMENTS                                       6,005          6,791
FEDERAL INCOME TAXES -- CURRENT                                              16,295         17,572
FEDERAL INCOME TAXES -- DEFERRED                                              2,846             --
PAYABLES FOR SECURITIES PURCHASED                                            40,319            962
AFFILIATED PAYABLES -- NET                                                    9,982             --
UNEARNED POLICY CHARGE REVENUE                                               35,545         45,604
OTHER LIABILITIES                                                             5,393          2,405
SEPARATE ACCOUNTS LIABILITIES                                            11,330,397     10,917,234
                                                                        -----------    -----------
TOTAL LIABILITIES                                                        13,952,835     13,608,043
                                                                        -----------    -----------

STOCKHOLDER'S EQUITY
   Common stock ($10 par value; authorized: 1,000,000 shares; issued
      and outstanding: 250,000 shares)                                        2,500          2,500
   Additional paid-in capital                                               397,324        397,324
   Accumulated other comprehensive loss, net of taxes                       (10,233)       (11,699)
   Retained earnings                                                        279,445        364,708
                                                                        -----------    -----------
TOTAL STOCKHOLDER'S EQUITY                                                  669,036        752,833
                                                                        -----------    -----------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                              $14,621,871    $14,360,876
                                                                        ===========    ===========

See Notes to Financial Statements.

                      MERRILL LYNCH LIFE INSURANCE COMPANY
       (A WHOLLY OWNED SUBSIDIARY OF MERRILL LYNCH INSURANCE GROUP, INC.)
                             STATEMENTS OF EARNINGS

                                                                        FOR THE YEARS ENDED DECEMBER 31,
                                                                        --------------------------------
(dollars in thousands)                                                     2006       2005       2004
                                                                         --------   --------   --------
NET REVENUES
   Policy charge revenue                                                 $264,669   $304,848   $233,982
   Net investment income                                                  142,617    147,730    157,080
   Net realized investment gains                                            1,236      2,622      3,999
                                                                         --------   --------   --------
TOTAL NET REVENUES                                                        408,522    455,200    395,061
                                                                         --------   --------   --------

BENEFITS AND EXPENSES
   Interest credited to policyholder liabilities                          101,837    106,444    119,804
   Policy benefits (net of reinsurance recoveries: 2006 - $14,536;
      2005 - $17,706; 2004 - $15,903)                                      39,158     47,270     54,282
   Reinsurance premium ceded                                               26,919     26,322     25,197
   Amortization of deferred policy acquisition costs                       42,337    126,281      4,904
   Insurance expenses and taxes                                            59,248     59,396     57,560
                                                                         --------   --------   --------
TOTAL BENEFITS AND EXPENSES                                               269,499    365,713    261,747
                                                                         --------   --------   --------
EARNINGS BEFORE FEDERAL INCOME TAXES                                      139,023     89,487    133,314
                                                                         --------   --------   --------
FEDERAL INCOME TAX EXPENSE (BENEFIT)
   Current                                                                 40,293     32,083     37,334
   Deferred                                                                 3,993     (9,960)     3,285
                                                                         --------   --------   --------
TOTAL FEDERAL INCOME TAX EXPENSE                                           44,286     22,123     40,619
                                                                         --------   --------   --------
EARNINGS BEFORE CHANGE IN ACCOUNTING PRINCIPLE                             94,737     67,364     92,695
                                                                         --------   --------   --------
   Change in Accounting Princple, Net of tax                                   --         --    (27,400)
                                                                         --------   --------   --------
NET EARNINGS                                                             $ 94,737   $ 67,364   $ 65,295
                                                                         ========   ========   ========

See Notes to Financial Statements.

                      MERRILL LYNCH LIFE INSURANCE COMPANY
       (A WHOLLY OWNED SUBSIDIARY OF MERRILL LYNCH INSURANCE GROUP, INC.)
                       STATEMENTS OF COMPREHENSIVE INCOME

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                          --------------------------------
(dollars in thousands)                                       2006      2005       2004
                                                          --------   --------   ----------
NET EARNINGS                                               $94,737   $ 67,364   $ 65,295
                                                           -------   --------   --------
OTHER COMPREHENSIVE INCOME (LOSS)
   Net unrealized gains (losses) on available-for-sale
      securities:
      Net unrealized holding gains (losses) arising
         during the period                                   1,403    (48,849)   (11,852)
      Reclassification adjustment for gains included in
         net earnings                                         (524)    (2,851)    (2,562)
                                                           -------   --------   --------
                                                               879    (51,700)   (14,414)
                                                           -------   --------   --------
   Adjustments for policyholder liabilities                  1,377     11,704     19,033
   Adjustments for deferred federal income taxes              (790)    13,999     (1,526)
   Adjustments for deferred policy acquisition costs            --         --       (260)
                                                           -------   --------   --------
Total other comprehensive income (loss), net of taxes        1,466    (25,997)     2,833
                                                           -------   --------   --------
COMPREHENSIVE INCOME                                       $96,203     41,367   $ 68,128
                                                           =======   ========   ========

See Notes to Financial Statements.

                      MERRILL LYNCH LIFE INSURANCE COMPANY
       (A WHOLLY OWNED SUBSIDIARY OF MERRILL LYNCH INSURANCE GROUP, INC.)
                       STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                  ACCUMULATED
                                                    ADDITIONAL       OTHER                       TOTAL
                                           COMMON     PAID-IN    COMPREHENSIVE    RETAINED   STOCKHOLDER'S
(dollars in thousands)                      STOCK     CAPITAL    INCOME (LOSS)    EARNINGS       EQUITY
                                           ------   ----------   -------------   ---------   -------------
BALANCE, JANUARY 1, 2004                   $2,500    $397,324      $ 11,465      $ 329,549    $ 740,838
Net earnings                                                                        65,295       65,295
Cash dividend paid to parent                                                       (97,500)     (97,500)
Other comprehensive income, net of taxes                              2,833                       2,833
                                           ------    --------      --------      ---------    ---------
BALANCE, DECEMBER 31, 2004                  2,500     397,324        14,298        297,344      711,466
Net earnings                                                                        67,364       67,364
Other comprehensive loss, net of taxes                              (25,997)                    (25,997)
                                           ------    --------      --------      ---------    ---------
BALANCE, DECEMBER 31, 2005                  2,500     397,324       (11,699)       364,708      752,833
Net earnings                                                                        94,737       94,737
Cash dividend paid to parent                                                      (180,000)    (180,000)
Other comprehensive income, net of taxes                              1,466                       1,466
                                           ------    --------      --------      ---------    ---------
BALANCE, DECEMBER 31, 2006                 $2,500    $397,324      $(10,233)     $ 279,445     $669,036
                                           ======    ========      ========      =========    =========

See Notes to Financial Statements.

                      MERRILL LYNCH LIFE INSURANCE COMPANY
       (A WHOLLY OWNED SUBSIDIARY OF MERRILL LYNCH INSURANCE GROUP, INC.)
                            STATEMENTS OF CASH FLOWS

                                                                  FOR THE YEARS ENDED DECEMBER 31,
(dollars in thousands)                                           ---------------------------------
                                                                    2006        2005        2004
                                                                 ---------   ---------   ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net earnings                                                     $  94,737   $  67,364   $  65,295
Noncash items included in earnings:
   Change in accounting principle, net of tax                           --          --      27,400
   Amortization of deferred policy acquisition costs                42,337     126,281       4,904
   Capitalization of policy acquisition costs                      (31,796)    (29,954)    (34,116)
   Amortization of deferred sales inducements                          944         352
   Capitalization of sales inducements                             (13,252)     (8,650)
   Amortization (Accretion) of unearned policy charge revenue      (10,357)    (68,309)      1,921
   Capitalization of unearned policy charge revenue                    298       1,692       2,539
   Amortization of investments                                       7,350       9,476      10,863
   Interest credited to policyholder liabilities                   101,837     106,444     119,804
   Change in guaranteed benefit liabilities                         (2,218)      1,797      (1,706)
   Deferred federal income tax expense (benefit)                     3,993      (9,960)      3,285
(Increase) decrease in operating assets:
   Trading account securities                                       28,148         642        (373)
   Accrued investment income                                         4,918       5,180       5,919
   Reinsurance receivables                                          (1,291)     (5,399)      2,172
   Affiliated receivables -- net                                     5,519          92      (5,611)
   Other                                                           (15,903)      2,848          59
Increase (decrease) in operating liabilities:
   Claims and claims settlement expenses                            11,279      (3,998)      2,648
   Other policyholder funds                                          5,025      (5,276)     (5,691)
   Liability for guaranty fund assessments                            (786)       (265)        (83)
   Federal income taxes -- current                                  (1,277)     (6,044)      3,470
   Affiliated payables -- net                                        9,982          --      (2,365)
   Other                                                             2,988       2,139      (3,214)
Other operating activities:
   Net realized investment gains                                    (1,236)     (2,622)     (3,999)
                                                                 ---------   ---------   ---------
Net cash and cash equivalents provided by operating activities     241,239     183,830     193,121
                                                                 ---------   ---------   ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from (payments for):
   Sales of available-for-sale securities                          390,637     369,222     212,732
   Maturities of available-for-sale securities                     160,863     191,749     353,824
   Purchases of available-for-sale securities                     (236,551)   (503,621)   (406,551)
   Sales of limited partnerships                                     1,028       3,466       1,357
   Purchases of limited partnerships                                  (250)     (2,349)     (3,100)
   Policy loans on insurance contracts -- net                       23,269      37,893      56,501
                                                                 ---------   ---------   ---------
Net cash and cash equivalents provided by investing activities     338,996      96,360     214,763
                                                                 ---------   ---------   ---------

See Notes to Financial Statements.                                   (Continued)

                      MERRILL LYNCH LIFE INSURANCE COMPANY
       (A WHOLLY OWNED SUBSIDIARY OF MERRILL LYNCH INSURANCE GROUP, INC.)
                            STATEMENTS OF CASH FLOWS

                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                             -----------------------------------
(dollars in thousands)                                          2006        2005         2004
                                                             ---------   ---------   -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from (payments for):
   Cash dividend paid to parent                              $(180,000)  $      --   $   (97,500)
   Policyholder deposits (excludes internal policy
      replacement deposits)                                    685,069     623,148       730,643
   Policyholder withdrawals (including transfers from
      separate accounts)                                      (911,037)   (911,222)   (1,052,253)
                                                             ---------   ---------   -----------
Net cash and cash equivalents used in financing activities    (405,968)   (288,074)     (419,110)
                                                             ---------   ---------   -----------
Net increase (decrease) in cash and cash equivalents           174,267      (7,884)      (11,226)

Cash and cash equivalents, beginning of year                    56,319      64,203        75,429

Cash and cash equivalents, end of year                       $ 230,586   $  56,319   $    64,203
                                                             =========   =========   ===========
SUPPLEMENTARY DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid to affiliates for:
   Federal income taxes                                      $  41,570   $  38,127   $    33,864
   Interest                                                        494         332           260

See Notes to Financial Statements.

                      MERRILL LYNCH LIFE INSURANCE COMPANY
       (A WHOLLY OWNED SUBSIDIARY OF MERRILL LYNCH INSURANCE GROUP, INC.)
                          NOTES TO FINANCIAL STATEMENTS
                             (DOLLARS IN THOUSANDS)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

DESCRIPTION OF BUSINESS

Merrill Lynch Life Insurance Company (the "Company") is a wholly owned subsidiary of Merrill Lynch Insurance Group, Inc. ("MLIG"). The Company is an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. ("Merrill Lynch & Co."). The Company is domiciled in the State of Arkansas.

The Company sells non-participating annuity products, including variable annuities, modified guaranteed annuities and immediate annuities. The Company is currently licensed to sell insurance and annuities in forty-nine states, the District of Columbia, the U.S. Virgin Islands and Guam. The Company markets its products solely through the retail network of Merrill Lynch, Pierce, Fenner & Smith, Incorporated ("MLPF&S"), a wholly owned broker-dealer subsidiary of Merrill Lynch & Co.

BASIS OF REPORTING

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America and prevailing industry practices, both of which require management to make estimates that affect the reported amounts and disclosure of contingencies in the Financial Statements. Actual results could differ from those estimates.

The significant accounting policies and related judgments underlying the Company's Financial Statements are summarized below. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain.

Certain reclassifications and format changes have been made to prior year amounts to conform to the current year presentation.

REVENUE RECOGNITION

Revenues for variable annuity contracts consist of policy charges for i) mortality and expense risks, ii) certain guaranteed benefits selected by the contract owner, iii) administration fees, iv) annual contract maintenance charges, and v) withdrawal charges assessed on contracts surrendered during the withdrawal charge period.

Revenues for variable life insurance contracts consist of policy charges for i) mortality and expense risks, ii) cost of insurance fees, iii) amortization of front-end and deferred sales charges, and iv) withdrawal charges assessed on contracts surrendered during the withdrawal charge period. The Company does not currently manufacture variable life insurance contracts.

Revenues for interest-sensitive annuity contracts (market value adjusted annuities, immediate annuities, and single premium deferred annuities) and interest-sensitive life insurance contracts (single premium whole life insurance) consist of i) investment income, ii) gains (losses) on the sale of invested assets, and iii) withdrawal charges assessed on contracts surrendered during the withdrawal charge period. The Company does not currently manufacture single premium deferred annuities or single premium whole life contracts.

INVESTMENTS

The Company's investments in fixed maturity and equity securities are classified as either available-for-sale or trading and are reported at estimated fair value. Unrealized gains and losses on available-for-sale securities are included in stockholder's equity as a component of accumulated other comprehensive loss, net of taxes. These changes in estimated fair value are not reflected in the Statements of Earnings until a sale transaction occurs or when declines in fair value are deemed other-than-temporary. Unrealized gains and losses on trading account securities are included in net realized investment gains. During the first quarter 2006 the Company liquidated its trading portfolio.

If management determines that a decline in the value of an available-for-sale security is other-than-temporary, the carrying value is adjusted to estimated fair value and the decline in value is recorded as a net realized investment loss. Management makes this determination through a series of discussions with the Company's portfolio managers and credit analysts, information obtained from external sources (i.e. company announcements, ratings agency announcements, or news wire services) and the Company's ability and intent to hold the investments for a period of time sufficient for a forecasted market price recovery up to or beyond the amortized cost of the investment. The factors that may give rise to a potential other-than-temporary impairment include, but are not limited to, i) certain credit-related events such as default of principal or interest payments by the issuer, ii) bankruptcy of issuer, iii) certain security restructurings, and iv) fair market value less than amortized cost for an extended period of time. In the absence of a readily ascertainable market value, the estimated fair value on these securities represents management's best estimate and is based on comparable securities and other assumptions as appropriate. Management bases this determination on the most recent information available.

For fixed maturity securities, premiums are amortized to the earlier of the call or maturity date, discounts are accreted to the maturity date, and interest income is accrued daily. For equity securities, dividends are recognized on the ex-dividend date. Realized gains and losses on the sale or maturity of investments are determined on the basis of specific identification. Investment transactions are recorded on the trade date.

Certain fixed maturity and equity securities are considered below investment grade. The Company defines below investment grade securities as unsecured debt obligations that have a Standard and Poor's (or similar rating agency) rating lower than BBB-.

Investments in limited partnerships are carried at cost.

Policy loans on insurance contracts are stated at unpaid principal balances.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash on hand and on deposit and short-term investments with original maturities of three months or less.

DEFERRED POLICY ACQUISITION COSTS ("DAC")

Policy acquisition costs for variable annuities and variable life insurance contracts are deferred and amortized based on the estimated future gross profits for each group of contracts. These future gross profit estimates are subject to periodic evaluation by the Company, with necessary revisions applied against amortization to date. The impact of these revisions on cumulative amortization is recorded as a charge or credit to current operations, commonly referred to as "unlocking". It is reasonably possible that estimates of future gross profits could be reduced in the future, resulting in a material reduction in the carrying amount of DAC.

Policy acquisition costs are principally commissions and a portion of certain other expenses relating to policy acquisition, underwriting and issuance that are primarily related to and vary with the production of new business. Insurance expenses and taxes reported in the Statements of Earnings are net of amounts deferred. Policy acquisition costs can also arise from the acquisition or reinsurance of existing inforce policies from other insurers. These costs include ceding commissions and professional fees related to the reinsurance assumed. The deferred costs are amortized in proportion to the estimated future gross profits over the anticipated life of the acquired insurance contracts utilizing an interest methodology.

During 1990, the Company entered into an assumption reinsurance agreement with an unaffiliated insurer. The acquisition costs relating to this agreement are being amortized over a twenty-five year period using an effective interest rate of 7.5%. This reinsurance agreement provided for payment of contingent ceding commissions, for a ten year period, based upon the persistency and mortality experience of the insurance contracts assumed. Payments made for contingent ceding commissions were capitalized and amortized using an identical methodology as that used for the initial acquisition costs. The following is a rollforward of the acquisition costs related to this reinsurance agreement for the years ended December 31:

                      2006       2005       2004
                    --------   --------   --------
Beginning balance   $ 54,781   $ 62,099   $ 69,289
Interest accrued       4,109      4,657      5,197
Amortization         (12,497)   (11,975)   (12,387)
                    --------   --------   --------
Ending balance      $ 46,393   $ 54,781   $ 62,099
                    ========   ========   ========

The following table presents the expected amortization, net of interest accrued, of these deferred acquisition costs over the next five years. Amortization may be adjusted based on periodic evaluation of the expected gross profits on the reinsured policies.

 2007     2008     2009     2010     2011
------   ------   ------   ------   ------
$6,184   $5,801   $5,628   $5,339   $5,159

DEFERRED SALES INDUCEMENTS

The Company offers a sales inducement whereby the contract owner receives a bonus which increases the initial account balance by an amount equal to a specified percentage of the contract owner's deposit. This amount may be subject to recapture under certain circumstances. Consistent with DAC, sales inducements for variable annuity contracts are deferred and amortized based on the estimated future gross profits for each group of contracts. These future gross profit estimates are subject to periodic evaluation by the Company, with necessary revisions applied against amortization to date. The impact of these revisions on cumulative amortization is recorded as a charge or credit to current operations, commonly referred to as "unlocking". It is reasonably possible that estimates of future gross profits could be reduced in the future, resulting in a material reduction in the carrying amount of the deferred sales inducement asset.

The expense and the subsequent capitalization and amortization are recorded as a component of policy benefits in the Statements of Earnings.

SEPARATE ACCOUNTS

The Company's Separate Accounts consist of variable annuities and variable life insurance contracts, of which the assets and liabilities are legally segregated and reported as separate captions in the Balance Sheets. Separate Accounts are established in conformity with Arkansas State Insurance Law and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Accounts assets may be subject to claims of the Company only to the extent the value of such assets exceeds Separate Accounts liabilities. The assets of the Separate Accounts are carried at the daily net asset value of the mutual funds in which they invest.

Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death or annuitization, the net investment income and net realized and unrealized gains and losses attributable to Separate Accounts assets supporting variable annuities and variable life contracts accrue directly to the contract owner and are not reported as revenue in the Statements of Earnings. Mortality, guaranteed benefit fees, policy administration, maintenance, and withdrawal charges associated with Separate Accounts products are included in policy charge revenue in the Statements of Earnings.

POLICYHOLDER ACCOUNT BALANCES

The Company's liability for policyholder account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. The liability is generally equal to the accumulated account deposits plus interest credited less policyholders' withdrawals and other charges assessed against the account balance. Interest-crediting rates for the Company's fixed rate products are as follows:

Interest-sensitive life products        4.00% -- 4.85%
Interest-sensitive deferred annuities   1.20% -- 6.80%

These rates may be changed at the option of the Company after initial guaranteed rates expire, unless contracts are subject to minimum interest rate guarantees.

FUTURE POLICY BENEFITS

The Company's liability for future policy benefits consists of liabilities for immediate annuities and liabilities for certain guaranteed benefits contained in the variable insurance products the Company manufactures. Liabilities for immediate annuities are equal to the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment generally depends on policyholder mortality. Interest rates used in establishing such liabilities range from 3.00% to 11.00%. Liabilities for guaranteed benefits for variable annuity and life insurance contracts are discussed in more detail in Note 6 of the Financial Statements.

CLAIMS AND CLAIMS SETTLEMENT EXPENSES

Liabilities for claims and claims settlement expenses equal the death benefit (plus accrued interest) for claims that have been reported to the Company but have not settled and an estimate, based upon prior experience, for unreported claims.

UNEARNED POLICY CHARGE REVENUE ("UPCR")

Certain variable life insurance products contain policy charges that are assessed at policy issuance. These policy charges are deferred and accreted into policy charge revenue based on the estimated future gross profits for each group of contracts, consistent with the amortization of DAC. The impact of any revisions on cumulative accretion is recorded as a charge or credit to current operations, commonly referred to as "unlocking". The Company records a liability equal to the unaccreted balance of these policy charges on the Balance Sheets. The accretion of the UPCR is recorded as a component of policy charge revenue in the Statement of Earnings.

FEDERAL INCOME TAXES

The results of operations of the Company are included in the consolidated Federal income tax return of Merrill Lynch & Co. The Company has entered into a tax-sharing agreement with Merrill Lynch & Co. whereby the Company will calculate its current tax provision based on its operations. Under the agreement, the Company periodically remits to Merrill Lynch & Co. its current federal income tax liability.

The Company provides for income taxes on all transactions that have been recognized in the financial statements in accordance with Statement of Financial Accounting Standards ("SFAS") No. 109, Accounting for Income Taxes. Accordingly, deferred taxes are adjusted to reflect the tax rates at which future taxable amounts will likely be settled or realized. The effects of tax rate changes on future deferred tax liabilities and deferred tax assets, as well as other changes in income tax laws, are recognized in net earnings in the period during which such changes are enacted.

The Company is subject to taxes on premiums and is exempt from state income taxes in most states.

ACCOUNTING PRONOUNCEMENTS

In February 2007, the Financial Accounting Standards Board ("FASB") issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities. SFAS No. 159 provides a fair value option election that allows companies to irrevocably elect fair value as the initial and subsequent measurement attribute for certain financial assets and liabilities, with changes in fair value recognized in earnings as they occur. SFAS No. 159 permits the fair value option election on an instrument by instrument basis at initial recognition of an asset or liability or upon an event that gives rise to a new basis of accounting for that instrument. SFAS No. 159 is effective as of the beginning of an entity's first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007 provided that the entity makes that choice in the first 120 days of that fiscal year, has not yet issued financial statements for any interim period of the fiscal year of adoption, and also elects to apply the provisions of Statement No. 157, Fair Value Measurements ("SFAS No. 157"). The Company intends to early adopt SFAS No. 159 as of the first quarter of fiscal 2007. The adoption is not expected to have a material impact on the Company's Financial Statements.

On January 1, 2007, the Company adopted Statement of Position ("SOP") 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts. SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Since the Company's practice of accounting for deferred acquisition costs, in connection with modifications or exchanges, substantially meets the provisions prescribed within SOP 05-1, the adoption of SOP 05-1 did not have a material impact on the Company's Financial Statements.

As of December 31, 2006, the Company adopted Staff Accounting Bulletin ("SAB") No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements. The interpretations in the SAB provides the Staff's views regarding the process of quantifying financial statement misstatements. Specifically, the SEC staff believes that registrants must quantify the impact on current period financial statements of correcting all misstatements, including both those occurring in the current period and the effect of reversing those that have accumulated from prior periods. Since the Company's method for quantifying financial statement misstatements already considers those occurring in the current period and the effect of reversing those that have accumulated from prior periods, the adoption of the SAB did not have an impact on the Company's Financial Statements.

In September 2006, the FASB issued SFAS No. 157 Fair Value Measurements. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements. SFAS No. 157 is effective for Financial Statements issued for fiscal years beginning after November 15, 2007 with early adoption permitted. The Company intends to early adopt SFAS No. 157 as of the first quarter of fiscal 2007. The adoption is not expected to have a material impact on the Company's Financial Statements.

In June 2006, the FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in a company's Financial Statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company will adopt FIN 48 in the first quarter of 2007. The adoption of FIN 48 is not expected to have a material impact on the Company's Financial Statements.

On January 1, 2004, the Company adopted the provisions of SOP 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. SOP 03-1 required the establishment of a liability for contracts that contain death or other insurance benefits using a reserve methodology that was different from the methodology that the Company previously employed. As a result, the Company recorded a $41,304 increase in policyholder liabilities and a $850 decrease in deferred policy acquisition costs resulting in a charge to earnings of $27,400, net of a federal income tax benefit of $14,754, which was reported as a cumulative effect of a change in accounting principle during 2004.

NOTE 2. ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

Financial instruments are carried at fair value or amounts that approximate fair value. The carrying values of financial instruments at December 31 were:

                                                 2006          2005
                                             -----------   -----------
Assets:
   Fixed maturity securities (1)             $ 1,570,383   $ 1,884,039
   Equity securities (1)                          72,728        64,278
   Trading account securities (1)                     --        27,436
   Limited partnerships (2)                       11,417        12,195
   Policy loans on insurance contracts (3)       968,874       992,143
   Cash and cash equivalents (4)                 230,586        56,319
   Separate accounts assets (5)               11,330,397    10,917,234
                                             -----------   -----------
   Total assets:                             $14,184,385   $13,953,644
                                             ===========   ===========
Liabilities :
   Policyholder account balances (6)         $ 2,047,973   $ 2,163,838
                                             ===========   ===========

----------
(1) For publicly traded securities, the estimated fair value is determined using quoted market prices. For securities without a readily ascertainable market value, the Company utilizes pricing services and broker quotes. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the balance sheets.

(2) The Company has investments in three limited partnerships that do not have readily ascertainable market values. Management has estimated the fair value of two of the partnerships as equal to cost, based on the review of the underlying investments of the partnerships. During 2005, the Company recognized a realized investment loss of $311 and reduced the carrying value of the third partnership to zero.

(3) The Company estimates the fair value of policy loans as equal to the book value of the loans. Policy loans are fully collateralized by the account value of the associated insurance contracts, and the spread between the policy loan interest rate and the interest rate credited to the account value held as collateral is fixed.

(4) The estimated fair value of cash and cash equivalents approximates the carrying value.

(5) Assets held in the Separate Accounts are carried at the net asset value provided by the fund managers.

(6) The Company records certain adjustments to policyholder account balances in conjunction with the unrealized holding gains or losses on investments classified as available-for-sale. The Company adjusts a portion of these liabilities as if the unrealized holding gains or losses had actually been realized, with corresponding credits or charges reported in accumulated other comprehensive loss, net of taxes.

NOTE 3. INVESTMENTS

The amortized cost and estimated fair value of investments in fixed maturity securities and equity securities (excluding trading account securities) at December 31 were:

                                                                2006
                                         -------------------------------------------------
                                            Cost/        Gross        Gross      Estimated
                                          Amortized   Unrealized   Unrealized      Fair
                                            Cost         Gains        Losses       Value
                                         ----------   ----------   ----------   ----------
Fixed maturity securities:
   Corporate debt securities             $1,424,640     $7,509       $22,568    $1,409,581
   Mortgage-backed securities                91,956        226           376        91,806
   U.S. Government and agencies              44,363        200           419        44,144
   Foreign governments                       21,281        321           648        20,954
   Municipals                                 3,956         38            96         3,898
                                         ----------     ------       -------    ----------
Total fixed maturity securities          $1,586,196     $8,294       $24,107    $1,570,383
                                         ==========     ======       =======    ==========
Equity securities:
   Non-redeemable preferred stocks       $   70,021     $2,869       $   162    $   72,728
                                         ==========     ======       =======    ==========

                                                                2005
                                         -------------------------------------------------
                                            Cost/        Gross        Gross      Estimated
                                          Amortized   Unrealized   Unrealized      Fair
                                            Cost         Gains       Losses        Value
                                         ----------   ----------   ----------   ----------
Fixed maturity securities:
   Corporate debt securities             $1,807,866     $13,939      $30,359    $1,791,446
   U.S. Government and agencies              44,593         576          451        44,718
   Mortgage-backed securities                22,755         394          402        22,747
   Foreign governments                       21,369         415          716        21,068
   Municipals                                 4,023          41            4         4,060
                                         ----------     -------      -------    ----------
Total fixed maturity securities          $1,900,606     $15,365      $31,932    $1,884,039
                                         ==========     =======      =======    ==========
Equity securities:
   Non-redeemable preferred stocks       $   61,584     $ 2,662      $    93    $   64,153
   Investment in Separate Accounts (1)          112          13           --           125
                                         ----------     -------      -------    ----------
Total equity securities                  $   61,696     $ 2,675      $    93    $   64,278
                                         ==========     =======      =======    ==========

----------
(1)  The Company's investment in the Separate Accounts was sold during 2006.

Estimated fair value and gross unrealized losses by length of time that certain fixed maturity and equity securities have been in a continuous unrealized loss position at December 31, 2006 were:

                                                                        2006
                                     --------------------------------------------------------------------------
                                       Less than 12 months      More than 12 Months              Total
                                     ----------------------   -----------------------   -----------------------
                                     Estimated                 Estimated                 Estimated
                                        Fair     Unrealized      Fair      Unrealized      Fair      Unrealized
                                       Value       Losses        Value       Losses        Value       Losses
                                     ---------   ----------   ----------   ----------   ----------   ----------
Fixed maturity securities:
   Corporate debt securities          $116,759     $1,074     $  961,147      21,494    $1,077,906     $22,568
   Foreign governments                      62         --         17,844         648        17,906         648
   U.S. Government and agencies         15,057        143         21,862         276        36,919         419
   Mortgage-backed securities            5,555         15         14,886         361        20,441         376
   Municipals                            2,104         96             --          --         2,104          96
Equity securities:
   Non-redeemable preferred stocks      17,408        134            483          28        17,891         162
                                      --------     ------     ----------     -------    ----------     -------
Total temporarily impaired
   securities                         $156,945     $1,462     $1,016,222     $22,807    $1,173,167     $24,269
                                      ========     ======     ==========     =======    ==========     =======

                                                                        2005
                                     -------------------------------------------------------------------------
                                       Less than 12 months      More than 12 Months             Total
                                     ----------------------   ----------------------   -----------------------
                                     Estimated                Estimated                 Estimated
                                        Fair     Unrealized      Fair     Unrealized      Fair      Unrealized
                                       Value       Losses       Value       Losses        Value       Losses
                                     ---------   ----------   ---------   ----------   ----------   ----------
Fixed maturity securities:
   Corporate debt securities          $852,876     $15,046     $467,689      15,313    $1,320,565     $30,359
   Foreign governments                   1,951          47       15,823         669        17,774         716
   U.S. Government and agencies          5,286           7       16,692         444        21,978         451
   Mortgage-backed securities            5,647          79        9,308         323        14,955         402
   Municipals                            2,651           4           --          --         2,651           4
Equity securities:
   Non-redeemable preferred stocks       5,292          67          490          26         5,782          93
                                      --------     -------     --------     -------    ----------     -------
   Total temporarily impaired
      securities                      $873,703     $15,250     $510,002     $16,775    $1,383,705     $32,025
                                      ========     =======     ========     =======    ==========     =======

Unrealized losses are primarily due to price fluctuations resulting from changes in interest rates and credit spreads. Based on the most recent available information, the Company has the ability and intent to hold the investments for a period of time sufficient for a forecasted market price recovery up to or beyond the amortized cost of the investment.

There were no recorded realized investment losses due to other-than-temporary declines in fair value of securities in 2006. The Company recorded realized investment losses due to other-than-temporary declines in fair value of $1,937 and $2,129 for the years ended December 31, 2005 and 2004, respectively.

The amortized cost and estimated fair value of fixed maturity securities at December 31 by contractual maturity were:

                                                      2006
                                            -----------------------
                                                         Estimated
                                             Amortized      Fair
                                               Cost         Value
                                            ----------   ----------
Fixed maturity securities:
   Due in one year or less                  $  288,695   $  286,606
   Due after one year through five years       827,644      813,813
   Due after five years through ten years      284,352      283,360
   Due after ten years                          93,549       94,798
                                            ----------   ----------
                                             1,494,240    1,478,577
   Mortgage-backed securities                   91,956       91,806
                                            ----------   ----------
Total fixed maturity securities             $1,586,196   $1,570,383
                                            ==========   ==========

                                                      2005
                                            -----------------------
                                                          Estimated
                                             Amortized      Fair
                                               Cost         Value
                                            ----------   ----------
Fixed maturity securities:
   Due in one year or less                  $  224,814   $  223,708
   Due after one year through five years     1,219,632    1,200,236
   Due after five years through ten years      319,999      320,200
   Due after ten years                         113,406      117,148
                                            ----------   ----------
                                             1,877,851    1,861,292
   Mortgage-backed securities                   22,755       22,747
                                            ----------   ----------
Total fixed maturity securities             $1,900,606   $1,884,039
                                            ==========   ==========

In the preceding tables fixed maturity securities not due at a single maturity date have been included in the year of final maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

The amortized cost and estimated fair value of fixed maturity securities at December 31 by rating agency equivalent were:

                                                      2006
                                            -----------------------
                                                          Estimated
                                             Amortized      Fair
                                               Cost         Value
                                            ----------   ----------
AAA                                         $  260,478   $  258,082
AA                                             307,490      303,167
A                                              533,715      527,398
BBB                                            467,182      464,259
Below investment grade                          17,331       17,477
                                            ----------   ----------
Total fixed maturity securities             $1,586,196   $1,570,383
                                            ==========   ==========
Investment grade                                    99%          99%
Below investment grade                               1%           1%

                                                      2005
                                            -----------------------
                                                          Estimated
                                             Amortized      Fair
                                               Cost         Value
                                            ----------   ----------
AAA                                         $  208,688   $  206,236
AA                                             305,894      300,621
A                                              716,440      710,750
BBB                                            641,376      639,643
Below investment grade                          28,208       26,789
                                            ----------   ----------
Total fixed maturity securities             $1,900,606   $1,884,039
                                            ==========   ==========
Investment grade                                    99%          99%
Below investment grade                               1%           1%

At December 31, 2006 and 2005, the carrying value of fixed maturity securities rated BBB- were $58,695 and $131,960, respectively, which is the lowest investment grade rating given by Standard and Poor's.

The components of net unrealized gains (losses) included in accumulated other comprehensive loss, net of taxes, at December 31 were as follows:

                                             2006       2005
                                           --------   --------
Assets:
   Fixed maturity securities               $(15,813)  $(16,567)
   Equity securities                          2,707      2,582
                                           --------   --------
                                            (13,106)   (13,985)
                                           --------   --------
Liabilities:
   Policyholder account balances              2,636      4,013
   Federal income taxes -- deferred          (5,509)    (6,299)
                                           --------   --------
                                             (2,873)    (2,286)
                                           --------   --------
Stockholder equity:
   Accumulated other comprehensive loss,
      net of taxes                         $(10,233)  $(11,699)
                                           ========   ========

Proceeds and gross realized investment gains and losses from the sale of available-for-sale securities for the years ended December 31 were as follows:

                                     2006       2005       2004
                                   --------   --------   --------
Proceeds                           $390,637   $369,222   $212,732
Gross realized investment gains       4,533      7,026      7,927
Gross realized investment losses      4,009      4,175      5,365

The Company considers fair value at the date of sale to be equal to proceeds received. Proceeds on the sale of available-for-sale securities sold at a realized loss were $156,475, $191,302 and $66,006 for the years ended December 31, 2006, 2005 and 2004, respectively.

During the 2006, 2005 and 2004 the Company incurred realized investment losses in order to further diversify and match the duration of its invested assets to corresponding policyholder liabilities.

The Company had investment securities with a carrying value of $22,355 and $22,756 that were deposited with insurance regulatory authorities at December 31, 2006 and 2005, respectively.

Excluding investments in U.S. Government and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturity securities portfolio.

Net investment income by source for the years ended December 31 was as follows:

                                        2006       2005       2004
                                      --------   --------   --------
Fixed maturity securities             $ 84,176   $ 91,754   $ 97,750
Policy loans on insurance contracts     50,755     51,346     55,243
Cash and cash equivalents                6,030      2,673      2,059
Equity securities                        4,739      4,313      5,199
Limited partnerships                        15        483         30
Other                                     (149)        38        374
                                      --------   --------   --------
Gross investment income                145,566    150,607    160,655
Less investment expenses                (2,949)    (2,877)    (3,575)
                                      --------   --------   --------
Net investment income                 $142,617   $147,730   $157,080
                                      ========   ========   ========

Net realized investment gains (losses), for the years ended December 31 were as follows:

                                 2006     2005     2004
                                ------   ------   -------
Trading account securities      $  712   $   82   $1,437
Fixed maturity securities          447    2,854    1,628
Equity securities                   77       (3)     934
Limited partnerships                --     (311)      --
                                ------   ------   ------
Net realized investment gains   $1,236   $2,622   $3,999
                                ======   ======   ======

The Company maintained a trading portfolio comprised of convertible debt and equity securities. The net unrealized holdings losses on trading account securities included in net realized investment gains were $1,012 and $359 at December 31, 2005 and 2004, respectively.

NOTE 4. DAC AND UPCR

The components of amortization of DAC for the years ended December 31 were as follows:

                                                             2006       2005       2004
                                                           --------   --------   --------
Normal amortization related to variable life
   and annuity insurance products                          $ 58,994   $ 44,415   $ 46,230
Unlocking related to variable life insurance products         1,055     55,492         --
Unlocking related to variable annuity insurance products    (17,712)    26,374    (41,326)
                                                           --------   --------   --------
Total amortization of DAC                                  $ 42,337   $126,281   $  4,904
                                                           ========   ========   ========

During 2006, the Company revised its reinsurance and mortality assumptions and historical claims relating to its variable universal life insurance product. In addition, the Company updated its DAC model to reflect actual market returns, which were favorable as compared to expectations, for its variable annuity products resulting in favorable unlocking. This is consistent with the application of the reversion to the mean approach, which is described in more detail below.

During 2005, the Company lowered its future gross profit assumptions on certain variable life insurance and annuity products resulting from historical surrender experience and reinsurance assumptions. This adjustment resulted in a corresponding and partially offsetting increase in UPCR accretion.

During 2004, the Company elected to adopt new assumptions for market returns associated with assets held in the variable annuity Separate Accounts. If returns over a determined historical period differ from the Company's long-term assumption, returns for future determined periods are calculated so that the long-term assumption is achieved. This method for projecting market returns is known as reversion to the mean, a standard industry practice. The Company previously established estimates for market returns based on actual historical results and on future anticipated market returns without the use of a mean reversion technique.

The components of accretion of UPCR for the years ended December 31 were as follows:

                                                                 2006      2005      2004
                                                               -------   -------   -------
Normal accretion related to variable life insurance products   $ 8,825   $   400   $(1,921)
Unlocking related to variable life insurance products            1,532    67,909        --
                                                               -------   -------   -------
Total accretion of UPCR                                        $10,357   $68,309   $(1,921)
                                                               =======   =======   =======

During 2006, the Company revised its reinsurance and mortality assumptions and historical claims for the current year on its variable universal life insurance product. The increase in normal UPCR accretion during 2006 is attributable to lower mortality as compared to 2005.

During 2005, the Company lowered its future gross profit assumptions on its variable life insurance product in connection to historical surrender experience and reinsurance assumptions. This adjustment resulted in a corresponding and partially offsetting increase in DAC amortization.

NOTE 5. DEFERRED SALES INDUCEMENTS

During 2005, the Company introduced a new variable annuity product in which certain contracts contain sales inducements. The components of deferred sales inducements for the years ended December 31 were as follows:

                      2006      2005
                    --------   ------
Beginning balance   $ 8,298    $   --
Capitalization       13,252     8,650
Amortization         (1,884)     (352)
Unlocking               940        --
                    -------    ------
Ending balance      $20,606    $8,298
                    =======    ======

NOTE 6. VARIABLE CONTRACTS CONTAINING GUARANTEED BENEFITS

VARIABLE ANNUITY CONTRACTS CONTAINING GUARANTEED BENEFITS

The Company issues variable annuity contracts in which the Company may contractually guarantee to the contract owner a guaranteed minimum death benefit ("GMDB") and/or an optional guaranteed living benefit provision. The living benefit provisions offered by the Company include a guaranteed minimum income benefit ("GMIB") and a guaranteed minimum withdrawal benefit ("GMWB"). Information regarding the general characteristics of each guaranteed benefit type is provided below:

     - In general, contracts containing GMDB provisions provide a death benefit equal to the greater of the GMDB or the contract value. Depending on the type of contract, the GMDB may equal: i) contract deposits accumulated at a specified interest rate, ii) the contract value on specified contract anniversaries, iii) return of contract deposits, or iv) some combination of these benefits. Each benefit type is reduced for contract withdrawals.

     - In general, contracts containing GMIB provisions provide the option to receive a guaranteed future income stream upon annuitization. There is a waiting period of ten years that must elapse before the GMIB provision can be exercised.

     - Contracts containing GMWB provisions provide the contract owner the ability to withdraw minimum annual payments regardless of the impact of market performance on the contract owner's account value. In general, withdrawal percentages are based on the contract owner's age at the time of the first withdrawal. The Company began offering the GMWB benefit provision in March 2006.

The Company had the following variable annuity contracts containing guaranteed benefits at December 31:

                                                     2006                         2005
                                          --------------------------   --------------------------
                                            GMDB       GMIB     GMWB     GMDB       GMIB     GMWB
                                          --------   --------   ----   --------   --------   ----
Net amount at risk (1)                    $693,011   $  1,906   $ 91   $982,449   $  1,912   $n/a
Average attained age of contract owners         68         59     71         67         59    n/a
Weighted average period remaining
   until expected annuitization                n/a    7.6 yrs    n/a        n/a    8.3 yrs    n/a

----------
(1) Net amount at risk for GMDB is defined as the current GMDB in excess of the contract owners' account balance at the balance sheet date.

     Net amount at risk for GMIB is defined as the present value of the minimum guaranteed annuity payments available to the contract owner in excess of the contract owners' account balance at the balance sheet date.

     Net amount at risk for GMWB is defined as the present value of the minimum guaranteed withdrawals available to the contract owner in excess of the contract owners' account balance at the balance sheet date.

The Company records liabilities for contracts containing GMDB and GMIB provisions as a component of future policy benefits in the Balance Sheets. Changes in these guaranteed benefit liabilities are included as a component of policy benefits in the Statement of Earnings. The GMDB and GMIB liabilities are calculated in accordance with SOP 03-1 and are determined by projecting future expected guaranteed benefits under multiple scenarios for returns on Separate Accounts assets. The Company uses estimates for mortality and surrender assumptions based on actual and projected experience for each contract type. These estimates are consistent with the estimates used in the calculation of DAC. The Company regularly evaluates the estimates used and adjusts the GMDB and/or GMIB liability balances with a related charge or credit to earnings ("unlocking"), if actual experience or evidence suggests that earlier assumptions should be revised.

The variable annuity GMDB and GMIB liabilities for the years ended December 31 were as follows:

                                 GMDB      GMIB
                               --------   ------
Balance at January 1, 2005     $106,222   $  587
Guaranteed benefits incurred     28,761    1,658
Guaranteed benefits paid        (24,466)      --
Unlocking                        (4,308)      --
                               --------   ------
Balance at December 31, 2005    106,209    2,245
Guaranteed benefits incurred     28,405    2,530
Guaranteed benefits paid        (22,622)      --
Unlocking                       (11,691)   1,007
                               --------   ------
Balance at December 31, 2006   $100,301   $5,782
                               ========   ======

The Company unlocked its GMDB liabilities during 2006 and 2005 and its GMIB liabilities during 2006 as a result of modeling refinements that were implemented.

The Company records liabilities for contracts containing GMWB provisions as a component of other policyholder funds in the Balance Sheets, with changes in the fair value recognized as a component of policy benefits in the Statement of Earnings. In accordance with SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, the GMWB provision is treated as an embedded derivative and is required to be reported separately from the host variable annuity contract. The fair value of the GMWB obligation is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are produced by using stochastic techniques under a variety of market return scenarios and other best estimate assumptions. The Company regularly evaluates the estimates used and adjusts the GMWB liability balances with a related charge or credit to earnings ("unlocking"), if actual experience or evidence suggests that earlier assumptions should be revised. Based on the Company's modeling assumptions, the variable annuity GMWB liability at December 31, 2006 was $0.

At December 31, contract owners' account balances by mutual fund class for contracts containing guaranteed benefit provisions were distributed as follows:

                                                       2005
                        -----------------------------------------------------------------
                                                  Money
                          Equity        Bond      Market   Balanced    Other      Total
                        ----------   ---------   -------   --------   ------   ----------
GMDB only               $4,179,526   1,299,032   652,257    244,804    4,304   $6,379,923
GMDB and GMIB            1,240,068     333,382   245,410     85,355   14,613    1,918,828
GMIB only                   31,763       6,613     1,216      8,547    2,193       50,332
No guaranteed benefit        5,911       1,565       111      2,306      446       10,339
                        ----------   ---------   -------    -------   ------   ----------
Total                   $5,457,268   1,640,592   898,994    341,012   21,556   $8,359,422
                        ==========   =========   =======    =======   ======   ==========

VARIABLE LIFE CONTRACTS CONTAINING GUARANTEED BENEFITS

The Company has issued variable life contracts in which the Company contractually guarantees to the contract owner a GMDB. In general, contracts containing GMDB provisions provide a death benefit equal to the amount specified in the contract regardless of the level of the contract's account value.

The Company records liabilities for contracts containing GMDB provisions as a component of future policy benefits. Changes in the GMDB liabilities are included as a component of policy benefits in the Statements of Earnings. The variable life GMDB liability at December 31, 2006 and 2005 was $2,286 and $2,132 respectively. The variable life GMDB liability is set as a percentage of asset-based fees and cost of insurance charges deducted from contracts that include a GMDB provision. The percentage is established based on the Company's estimate of the likelihood of future GMDB claims.

At December 31, contract owners' account balances by mutual fund class for contracts containing GMDB provisions were distributed as follows:

                  2006         2005
               ----------   ----------
Balanced       $1,013,969   $  951,955
Equity            983,622      977,768
Bond              342,893      371,649
Money Market      251,172      245,084
Other                  --       11,356
               ----------   ----------
Total          $2,591,656   $2,557,812
               ==========   ==========

NOTE 7. FEDERAL INCOME TAXES

The following is a reconciliation of the provision for income taxes based on earnings before Federal income taxes, computed using the Federal statutory tax rate, versus the reported provision for income taxes for the years ended December 31:

                                             2006      2005      2004
                                           -------   -------   -------
Provisions for income taxes computed at
   Federal statutory rate                  $48,658   $31,320   $46,660
Decrease in income taxes resulting from:
   Dividend received deduction              (3,657)   (8,615)   (6,635)
   Foreign tax credit                         (715)     (582)      594
                                           -------   -------   -------
Federal income tax provision               $44,286   $22,123   $40,619
                                           =======   =======   =======

The Federal statutory rate for each of the three years ended December 31 was 35%.

The Company provides for deferred income taxes resulting from temporary differences that arise from recording certain transactions in different years for income tax reporting purposes than for financial reporting purposes. The sources of these differences and the tax effect of each were as follows:

                                             2006      2005       2004
                                           -------   --------   --------
Deferred sales inducements                 $ 4,308   $  2,904   $     --
Unearned revenue                             3,521     23,316     (1,561)
Reinsurance adjustments                      2,175         --         --
Investment adjustment                          557      5,645        476
Liability for guaranty fund assessments        275         93         29
DAC (1)                                       (288)   (29,060)    15,013
Other                                         (387)    (3,497)        60
Policyholder account balances (1)           (6,168)    (9,361)   (10,732)
                                           -------   --------   --------
Deferred Federal income tax provision
   (benefit)                               $ 3,993   $ (9,960)  $  3,285
                                           =======   ========   ========

----------
(1) The 2004 amounts exclude deferred tax benefits related to the adoption of SOP 03-1 (see Note 1 to the Financial Statements).

Deferred tax assets and liabilities at December 31 were as follows:

                                               2006      2005
                                             -------   -------
Deferred tax assets:
   Policyholder account balances             $64,914   $58,746
   Unearned revenue                           12,440    15,961
   Net unrealized investment loss on
      investment securities                    5,510     6,300
   Liability for guaranty fund assessments     2,102     2,377
                                             -------   -------
Total deferred tax assets                     84,966    83,384
                                             -------   -------
Deferred tax liabilities:
   DAC                                        77,469    77,757
   Deferred sales inducements                  7,212     2,904
   Reinsurance adjustments                     2,175        --
   Investment adjustments                        791       234
   Other                                         165       552
                                             -------   -------
Total deferred tax liabilities                87,812    81,447
                                             -------   -------
Net deferred tax asset (liability)           $(2,846)  $ 1,937
                                             =======   =======

The Company anticipates that all deferred tax assets will be realized; therefore no valuation allowance has been provided.

NOTE 8. REINSURANCE

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured life and to recover a portion of benefits paid by ceding mortality risk to other insurance enterprises or reinsurers under indemnity reinsurance agreements, primarily excess coverage and coinsurance agreements. The maximum amount of mortality risk retained by the Company is approximately $500 on single life policies and $750 on joint life policies.

Indemnity reinsurance agreements do not relieve the Company from its obligations to contract owners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company regularly evaluates the financial condition of its reinsurers so as to minimize its exposure to significant losses from reinsurer insolvencies. As of December 31, 2006, the Company held collateral under reinsurance agreements in the form of letters of credit and funds withheld totaling $600 that can be drawn upon for delinquent reinsurance recoverables.

As of December 31, 2006 the Company had the following life insurance inforce:

                                                                             Percentage
                                       Ceded to      Assumed                  of amount
                            Gross        other     from other       Net      assumed to
                           amount      companies    companies     amount         net
                         ----------   ----------   ----------   ----------   ----------
Life insurance inforce   $9,847,143   $2,655,819      $845      $7,192,169      0.01%

The Company is party to an indemnity reinsurance agreement with an unaffiliated insurer whereby the Company coinsures, on a modified coinsurance basis, 50% of the unaffiliated insurer's variable annuity contracts sold through the Merrill Lynch & Co. distribution system from January 1, 1997 to June 30, 2001.

In addition, the Company seeks to limit its exposure to guaranteed benefit features contained in certain variable annuity contracts. Specifically, the Company reinsures certain GMIB and GMDB provisions to the extent reinsurance capacity is available in the marketplace. As of December 31, 2006, 69% and 6% of the account value for variable annuity contracts containing GMIB and GMDB provisions, respectively, were reinsured.

NOTE 9. RELATED PARTY TRANSACTIONS

The Company and MLIG are parties to a service agreement whereby MLIG has agreed to provide certain accounting, data processing, legal, actuarial, management, advertising and other services to the Company. Expenses incurred by MLIG in relation to this service agreement are reimbursed by the Company on an allocated cost basis. Charges allocated to the Company by MLIG pursuant to the agreement were $29,692, $33,127 and $33,164 for 2006, 2005 and 2004, respectively. Charges attributable to this agreement are included in insurance expenses and taxes, except for investment related expenses, which are included in net investment income. The Company is allocated interest expense on its accounts payable to MLIG that approximates the daily Federal funds rate. Total intercompany interest incurred was $494, $332 and $260 for 2006, 2005 and 2004, respectively. Intercompany interest is included in net investment income.

The Company has a general agency agreement with Merrill Lynch Life Agency Inc. ("MLLA") whereby registered representatives of MLPF&S, who are the Company's licensed insurance agents, solicit applications for contracts to be issued by the Company. MLLA is paid commissions for the contracts sold by such agents. Commissions paid to MLLA were $57,298, $54,058 and $56,506 for 2006, 2005 and 2004, respectively. Certain commissions were capitalized as DAC and are being amortized in accordance with the accounting policy discussed in Note 1 to the Financial Statements. Charges attributable to this agreement are included in insurance expenses and taxes, net of amounts capitalized.

Effective September 30, 2006, Merrill Lynch & Co. transferred the Merrill Lynch Investment Managers, L.P. ("MLIM") investment management business to BlackRock, Inc. ("BlackRock") in exchange for approximately half of the economic interest in the combined firm, including a 45% voting interest. Under this agreement, all previous investment management services performed by MLIM were merged into BlackRock. Prior to September 30, 2006, the Company and MLIM were parties to a service agreement whereby MLIM agreed to provide certain invested asset management services to the Company. The Company paid a fee to MLIM, for these services through the MLIG service agreement. Charges paid to MLIM through the first three quarters of 2006 and allocated to the Company by MLIG were $1,172. Charges for 2005 and 2004 were $1,681 and $1,821, respectively.

MLIG has entered into agreements with i) Roszel Advisors, LLC ("Roszel"), a subsidiary of MLIG, with respect to administrative services for the MLIG Variable Insurance Trust ("the Trust") and ii) the former MLIM, now BlackRock, with respect to administrative services for the Merrill Lynch Series Fund, Inc., Merrill Lynch Variable Series Funds, Inc. and Mercury Variable Trust, (collectively, "the Funds"). Certain Separate Accounts of the Company may invest in the various mutual fund portfolios of the Trust and Funds in connection with the variable life insurance and annuity contracts the Company has inforce. Under these agreements, Roszel and MLIM pay MLIG an amount equal to a percentage of the assets invested in the Trust and Funds through the Separate Accounts. Revenue attributable to these agreements is included in policy charge revenue. The Company received from MLIG its allocable share of such compensation from Roszel in the amount of $2,492, $2,528 and $2,347 during 2006, 2005 and 2004, respectively. The Company received from MLIG its allocable share of such compensation from MLIM in the amount of $12,700 through the first three quarters of 2006. Compensation from MLIM for 2005 and 2004 was $16,588 and $17,896, respectively.

While management believes that the service agreements referenced above are calculated on a reasonable basis, they may not necessarily be indicative of the costs that would have been incurred with an unrelated third party. Affiliated agreements generally contain reciprocal indemnity provisions pertaining to each party's representations and contractual obligations thereunder.

NOTE 10. STOCKHOLDER'S EQUITY AND STATUTORY REGULATIONS

During 2006, the Company paid cash dividends of $180,000 to MLIG, of which $39,845 were ordinary dividends. During 2005, the Company did not pay a dividend. During 2004, the Company paid a cash dividend of $97,500 to MLIG, of which $29,322 was an ordinary dividend.

Applicable insurance department regulations require that the Company report its accounts in accordance with statutory accounting practices. Statutory accounting practices differ from principles utilized in these financial statements as follows: policy acquisition costs are expensed as incurred, policyholder liabilities are established using different actuarial assumptions, provisions for deferred income taxes are limited to temporary differences that will be recognized within one year, and securities are valued on a different basis.

The Company's statutory financial statements are presented on the basis of accounting practices prescribed or permitted by the Arkansas Insurance Department. The State of Arkansas has adopted the National Association of Insurance Commissioners ("NAIC") statutory accounting practices as a component of prescribed or permitted practices by the State of Arkansas.

Statutory capital and surplus at December 31, 2006 and 2005 were $418,100 and $400,951, respectively. At December 31, 2006 and 2005, approximately $41,560 and $39,845, respectively, of stockholder's equity was available for distribution to MLIG that does not require approval by the Arkansas Insurance Department.

The Company's statutory net income for 2006, 2005 and 2004 was $193,731, $117,262 and $79,115, respectively.

The NAIC utilizes the Risk Based Capital ("RBC") adequacy monitoring system. The RBC calculates the amount of adjusted capital that a life insurance company should hold based upon that company's risk profile. As of December 31, 2006 and 2005, based on the RBC formula, the Company's total adjusted capital level was well in excess of the minimum amount of capital required to avoid regulatory action.

NOTE 11. COMMITMENTS AND CONTINGENCIES

State insurance laws generally require that all life insurers who are licensed to transact business within a state become members of the state's life insurance guaranty association. These associations have been established for the protection of contract owners from loss (within specified limits) as a result of the insolvency of an insurer. At the time an insolvency occurs, the guaranty association assesses the remaining members of the association an amount sufficient to satisfy the insolvent insurer's contract owner obligations (within specified limits). The Company has utilized public information to estimate what future assessments it will incur as a result of insolvencies. At December 31, 2006 and 2005, the Company's estimated liability for future guaranty fund assessments was $6,005 and $6,791, respectively. If additional future insolvencies occur, the Company's estimated liability may not be sufficient to fund these insolvencies and the estimated liability may need to be adjusted. The Company regularly monitors public information regarding insurer insolvencies and adjusts its estimated liability appropriately.

During 2000, the Company committed to participate in a limited partnership. During the first quarter 2006, the Company committed the remaining $300 of a $10,000 obligation and has no further commitment obligation.

In the normal course of business, the Company is subject to various claims and assessments. Management believes the settlement of these matters would not have a material effect on the financial position, results of operations or cash flows of the Company.

NOTE 12. SEGMENT INFORMATION

In reporting to management, the Company's operating results are categorized into two business segments: Annuities and Life Insurance. The Company's Annuity segment consists of variable annuity and interest-sensitive annuity contracts. The Company's Life Insurance segment consists of variable life insurance and interest-sensitive life insurance contracts. The Company currently does not manufacture, market, or issue life insurance contracts. The accounting policies of the business segments are the same as those described in the summary of significant accounting policies. All revenue and expense transactions are recorded at the contract level and accumulated at the business segment level for review by management. The "Other" category, presented in the following segment financial information, represents net revenues and earnings on invested assets that do not support life or annuity policyholder liabilities.

The following tables summarize each business segment's contribution to the consolidated amounts for the years ended December 31.

                                                               ANNUITIES
                                                 ------------------------------------
                                                    2006         2005         2004
                                                 ----------   ----------   ----------
Policy charge revenue                            $  169,395   $  152,818   $  148,337
Net interest spread (1)                              16,208       18,542       16,764
Net realized in investment gains (losses)             1,065        3,371        2,515
                                                 ----------   ----------   ----------
Net revenues                                        186,668      174,731      167,616
                                                 ----------   ----------   ----------
Policy benefits                                      21,129       26,463       28,877
Reinsurance premium ceded                             5,988        5,680        4,699
Amortization of DAC                                  22,185       58,263       (5,591)
Insurance expenses and taxes                         49,710       50,669       48,834
                                                 ----------   ----------   ----------
Net benefits and expenses                            99,012      141,075       76,819
                                                 ----------   ----------   ----------
Earnings before federal income tax provision         87,656       33,656       90,797
                                                 ----------   ----------   ----------
Federal income tax provision                         27,639        5,363       29,582
                                                 ----------   ----------   ----------
Earnings before change in accounting principal       60,017       28,293       61,215
                                                 ----------   ----------   ----------
Change in accounting principal, net of tax               --           --      (26,215)
                                                 ----------   ----------   ----------
Net earnings                                     $   60,017   $   28,293   $   35,000
                                                 ==========   ==========   ==========
Select Balance Sheet information:
Total assets                                     $9,873,167   $9,598,360   $9,752,836
Total policyholder liabilities and accruals         810,770      868,962     981,237

----------
(1) Management considers investment income net of interest credited to policyholder liabilities in evaluating results.

                                                            LIFE INSURANCE
                                                 ------------------------------------
                                                    2006         2005         2004
                                                 ----------   ----------   ----------
Policy charge revenue                            $   95,274   $  152,030   $   85,645
Net interest spread (1)                              14,759       15,025       11,630
Net realized in investment gains (losses)              (633)        (521)         (79)
                                                 ----------   ----------   ----------
Net revenues                                        109,400      166,534       97,196
                                                 ----------   ----------   ----------
Policy benefits                                      18,029       20,807       25,405
Reinsurance premium ceded                            20,931       20,642       20,498
Amortization of DAC                                  20,152       68,018       10,495
Insurance expenses and taxes                          9,538        8,727        8,726
                                                 ----------   ----------   ----------
Net benefits and expenses                            68,650      118,194       65,124
                                                 ----------   ----------   ----------
Earnings before federal income tax provision         40,750       48,340       32,072
                                                 ----------   ----------   ----------
Federal income tax provision                         12,931       14,138        7,381
                                                 ----------   ----------   ----------
Earnings before change in accounting principal       27,819       34,202       24,691
                                                 ----------   ----------   ----------
Change in accounting principal, net of tax               --           --       (1,185)
                                                 ----------   ----------   ----------
Net earnings                                     $   27,819   $   34,202   $   23,506
                                                 ==========   ==========   ==========
Select Balance Sheet information:
Total assets                                     $4,479,664   $4,487,349   $4,827,192
Total policyholder liabilities and accruals       1,688,310    1,746,565    1,829,825

----------
(1) Management considers investment income net of interest credited to policyholder liabilities in evaluating results.

                                                            OTHER
                                               ------------------------------
                                                 2006       2005       2004
                                               --------   --------   --------
Policy charge revenue                          $     --   $     --   $     --
Net interest spread (1)                           9,813      7,719      8,882
Net realized in investment gains (losses)           804       (228)     1,563
                                               --------   --------   --------
Net revenues                                     10,617      7,491     10,445
                                               --------   --------   --------
Earnings before federal income tax provision     10,617      7,491     10,445
                                               --------   --------   --------
Federal income tax provision                      3,716      2,622      3,656
                                               --------   --------   --------
Net earnings                                   $  6,901   $  4,869   $  6,789
                                               ========   ========   ========
Select Balance Sheet information:
Total assets                                   $269,040   $275,167   $170,173

----------
(1) Management considers investment income net of interest credited to policyholder liabilities in evaluating results.

The following table summarizes the Company's net revenues by contract type for the years ended December 31:

                                     2006       2005       2004
                                   --------   --------   --------
Annuities:
   Variable annuities              $176,988   $161,370   $159,528
   Interest-sensitive annuities       9,680     13,361      8,088
                                   --------   --------   --------
Total Annuities                     186,668    174,731    167,616
                                   --------   --------   --------
Life Insurance:
   Variable Life                    101,434    157,312     85,999
   Interest-sensitive whole life      7,966      9,222     11,197
                                   --------   --------   --------
Total Life Insurance                109,400    166,534     97,196
                                   --------   --------   --------
Other                                10,617      7,491     10,445
                                   --------   --------   --------
Net Revenues (1)                   $306,685   $348,756   $275,257
                                   ========   ========   ========

----------
(1) Management considers investment income net of interest credited to policyholder liabilities in evaluating Net Revenues.

                                     ******

                                     PART C

                               OTHER INFORMATION

ITEM 26.       EXHIBITS

(a)   Board of Directors Resolutions.
      (1) Resolutions of the Board of Directors of Merrill Lynch Life Insurance Company establishing the Separate Account. (Incorporated by Reference to Post-Effective Amendment No. 7 to the Registration Statement filed by the Registrant on Form S-6 (File No. 33-43057).)
      (2) Board Resolution for Merger and Combination of Accounts. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)

(b)   Custodian Agreements. Not applicable.

(c)   Underwriting Contracts.
      (1) Distribution Agreement between Merrill Lynch Life Insurance Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated. (Incorporated by Reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).)
      (2) Amended Sales Agreement between Merrill Lynch Life Insurance Company and Merrill Lynch Life Agency, Inc. (Incorporated by Reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).)

(d)   Contracts.
      (1) Modified Single Premium Variable Life Insurance Policy. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
      (2) Guarantee of Insurability Rider. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
      (3) Death Benefit Proceeds Rider. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
      (4) Single Premium Immediate Annuity Rider. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
      (5) Change of Insured Rider. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
      (6) Partial Withdrawal Rider. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
      (7) Special Allocation Rider. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
      (8) Backdating Endorsement. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
      (9) Additional Payment Endorsement. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
      (10) Certificate of Assumption. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
      (11) Company Name Change Endorsement. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)

(e)   Applications.
      (1) Application form for Modified Single Premium Variable Life Insurance Policy. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)

(f)   Depositor's Certificate of Incorporation and By-Laws.
      (1) Articles of Amendment, Restatement, and Redomestication of the Articles of Incorporation of Merrill Lynch Life Insurance Company. (Incorporated by Reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).)
      (2) Amended and Restated By-Laws of Merrill Lynch Life Insurance Company. (Incorporated by Reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).)

(g)   Reinsurance Contracts.
      Not Applicable.

(h)   Participation Agreements.
      (1) Agreement between Merrill Lynch Life Insurance Company and Merrill Lynch Series Fund, Inc. (Incorporated by Reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).)
      (2) Agreement between Merrill Lynch Life Insurance Company and Merrill Lynch Funds Distributor, Inc. (Incorporated by Reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).)
      (3) Agreement between Merrill Lynch Life Insurance Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated. (Incorporated by Reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).)
      (4) Participation Agreement among Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, and Monarch Life Insurance Company. (Incorporated by Reference to Post-Effective Amendment No. 3 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).)
      (5) Form of Participation Agreement among Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and Family Life Insurance Company. (Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement filed by the Registrant on Form S-6 (File No. 33-43058).)
      (6) Form of Participation Agreement Among Merrill Lynch Life Insurance Company, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Post-Effective Amendment No. 10 to the Registration Statement filed on Form N-4 (File No. 33-43773).)
      (7) Form of Participation Agreement Among MFS Variable Insurance Trust, Merrill Lynch Life Insurance Company, and Massachusetts Financial Services Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Post-Effective Amendment No. 10 to the Registration Statement filed on Form N-4 (File No. 33-43773).)
      (8) Participation Agreement By and Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Post-Effective Amendment No. 11 to the Registration Statement filed on Form N-4 (File No. 33-43773).)
      (9) Form of Participation Agreement among Merrill Lynch Life Insurance Company, Hotchkis and Wiley Variable Trust, and Hotchkis and Wiley. (Incorporated by reference to Merrill

             Lynch Life Variable Annuity Separate Account A's Post-Effective Amendment No. 12 to Form N-4 Registration No. 33-43773 Filed May 1, 1998.)
      (10) Form of Participation Agreement between Merrill Lynch Life Insurance Company and Mercury Asset Management V.I. Funds, Inc. (Incorporated by reference to Merrill Lynch Life Variable Annuity Separate Account A's Post-Effective Amendment No. 15 to Form N-4 Registration No. 33-43773 Filed April 14, 1999.)
      (11) Form of Participation Agreement Between Merrill Lynch Variable Series Funds, Inc. and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Post-Effective Amendment No. 10 to Form N-4, Registration No. 33-43773 Filed December 10, 1996.)
      (12) Amendment to the Participation Agreement Between Merrill Lynch Variable Series Funds, Inc. and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Registration Statement on Form N-4, Registration No. 333-90243 Filed November 3, 1999.)
      (13) Amendment to the Participation Agreement Among Merrill Lynch Life Insurance Company, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. dated May 1, 1997. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Registration Statement on Form N-4, Registration No. 333-90243 Filed November 3, 1999.)
      (14) Amendment to the Participation Agreement Among Merrill Lynch Life Insurance Company, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. dated June 5, 1998. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Registration Statement on Form N-4, Registration No. 333-90243 Filed November 3, 1999.)
      (15) Amendment to the Participation Agreement Among Merrill Lynch Life Insurance Company, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. dated July 22, 1999. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Registration Statement on Form N-4, Registration No. 333-90243 Filed November 3, 1999.)
      (16) Amendment to the Participation Agreement Among MFS(R) Variable Insurance Trust(SM), Merrill Lynch Life Insurance Company, and Massachusetts Financial Services Company dated May 1, 1997. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Registration Statement on Form N-4, Registration No. 333-90243 Filed November 3, 1999.)
      (17) Amendment to the Participation Agreement By And Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Registration Statement on Form N-4, Registration No. 333-90243 Filed November 3, 1999.)
      (18) Amendment to the Participation Agreement Among Merrill Lynch Life Insurance Company and Hotchkis and Wiley Variable Trust. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Registration Statement on Form N-4, Registration No. 333-90243 Filed November 3, 1999.)
      (19) Form of Amendment to Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc., and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Post-Effective Amendment No. 10 to Form N-4, Registration No. 333-90243 Filed April 21, 2006.)

      (20) Form of Rule 22c-2 Shareholder Information Agreement Between AIM Investment Services, Inc. and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Post-Effective Amendment No. 30 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 33-43773 Filed April 17, 2007.)

      (21) Form of Rule 22c-2 Shareholder Information Agreement Between AllianceBernstein Investor Services, Inc. and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Post-Effective Amendment No. 30 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 33-43773 Filed April 17, 2007.)


      (22) Form of Rule 22c-2 Shareholder Information Agreement Between BlackRock Distributors, Inc. and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account C's Post-Effective Amendment No. 6 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 333-73544 Filed April 17, 2007.)


      (23) Form of Rule 22c-2 Shareholder Information Agreement Between MFS Fund Distributors, Inc. and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Post-Effective Amendment No. 30 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 33-43773 Filed April 17, 2007.)


      (24) Form of Participation Agreement Between MLIG Variable Insurance Trust, Merrill Lynch Pierce, Fenner & Smith, Inc., and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account C's Post-Effective Amendment No. 6 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 333-73544 Filed April 17, 2007.)


      (25) Form of Amendment to Participation Agreement by and among Alliance Capital Management L.P., AllianceBernstein Investment Research and Management, Inc. and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Post-Effective Amendment No. 30 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 33-43773 Filed April 17, 2007.)


(i)   Administrative Contracts.
      (1) Amended form of terminated Service Agreement between Merrill Lynch Life Insurance Company and Monarch Life Insurance Company. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
      (2) Service Agreement among Merrill Lynch Life Insurance Company, Family Life Insurance Company and Merrill Lynch Insurance Group, Inc. (Incorporated by reference to Post-Effective Amendment No. 4 filed by the Registrant on Form S-6 (File No. 33-43058).)

(j)   Other Material Contracts.
      Not applicable.

(k)   Legal Opinion.
      (1) Opinion and Consent of Barry G. Skolnick, Esq. as to the legality of the securities being registered. (Incorporated by Reference to Post-Effective Amendment No. 6 to the Registration Statement filed by the Registrant on Form S-6 (File No. 33-43058).)

(l)   Actuarial Opinion.
      Not applicable.

(m)   Calculations.
      Not applicable.

(n)   Other Opinions.
      (1)     Written Consent of Barry G. Skolnick, Esq.
      (2)     Written Consent of Deborah J. Adler, FSA, MAAA.
      (3) Written Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.

(o)   Omitted Financial Statements.
      Not Applicable.

(p)   Initial Capital Agreements.
      Not Applicable.

(q)   Redeemability Exemption.
      (1) Memorandum describing Merrill Lynch Life Insurance Company's Issuance, Transfer and Redemption Procedures. (Incorporated by reference to Post-Effective Amendment No. 4 filed by the Registrant on Form S-6 (File No. 33-43058).)
      (2) Supplement to Memorandum describing Merrill Lynch Life Insurance Company's Issuance, Transfer and Redemption Procedures. (Incorporated by Reference to Registrant's Post-Effective Amendment No. 8 to the Registration Statement filed on Form S-6 (File No. 33-55472).)

(r)   Powers of Attorney.
      (1) Powers of Attorney. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Post-Effective Amendment No. 4 to Form N-4, Registration No. 333-118362, Filed April 21, 2006.)

ITEM 27.     DIRECTORS AND OFFICERS OF THE DEPOSITOR*


---------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS            POSITIONS AND OFFICES WITH DEPOSITOR
---------------------------------------------------------------------------------------------
 Deborah J. Adler(1)                            Director, Chairman of the Board, President,
                                                Chief Executive Officer and Chief Actuary
---------------------------------------------------------------------------------------------
 John C. Carroll(1)                             Director and Senior Vice President
---------------------------------------------------------------------------------------------
 Joseph E. Justice(1)                           Director, Senior Vice President, Chief
                                                Financial Officer, and Treasurer
---------------------------------------------------------------------------------------------
 Paul Michalowski(1)                            Director and Vice President
---------------------------------------------------------------------------------------------
 Barry G. Skolnick(1)                           Director, Senior Vice President, and General
                                                Counsel
---------------------------------------------------------------------------------------------
 Joseph Benesch(1)                              Vice President
---------------------------------------------------------------------------------------------
 Mark Buchinsky(1)                              Vice President and Senior Counsel
---------------------------------------------------------------------------------------------
 Scott Edblom(1)                                Vice President and Product Actuary
---------------------------------------------------------------------------------------------
 Elizabeth Garrison(1)                          Vice President and Controller
---------------------------------------------------------------------------------------------
 Frances C. Grabish(1)                          Vice President and Senior Counsel
---------------------------------------------------------------------------------------------
 Richard Gracey(1)                              Vice President and Actuary
---------------------------------------------------------------------------------------------
 Roger Helms(1)                                 Vice President
---------------------------------------------------------------------------------------------
 Sharon Hockersmith                             Senior Vice President, Administration
---------------------------------------------------------------------------------------------
 Hsiang Kau(1)                                  Vice President and Pricing Actuary
---------------------------------------------------------------------------------------------
 Radha Lakshminarayanan(1)                      Vice President and Corporate Actuary
---------------------------------------------------------------------------------------------
 Kirsty Lieberman(1)                            Vice President and Senior Counsel
---------------------------------------------------------------------------------------------
 Patrick Lusk(1)                                Vice President and Financial Actuary
---------------------------------------------------------------------------------------------
 Denise Marshall(1)                             Vice President, Senior Paralegal and
                                                Assistant Secretary
---------------------------------------------------------------------------------------------
 Robin A. Maston(1)                             Vice President and Senior Compliance Officer
---------------------------------------------------------------------------------------------
 Jane R. Michael(3)                             Vice President
---------------------------------------------------------------------------------------------
 Heather Reilly(1)                              Vice President and Compliance Officer
---------------------------------------------------------------------------------------------
 Concetta M. Ruggiero(1)                        Senior Vice President
---------------------------------------------------------------------------------------------
 Lori M. Salvo(1)                               Vice President, Deputy General Counsel, Chief
                                                Compliance Officer, and Secretary
---------------------------------------------------------------------------------------------
 Sarah Scanga(1)                                Vice President
---------------------------------------------------------------------------------------------
 Cheryl Y. Sullivan(1)                          Vice President and Counsel
---------------------------------------------------------------------------------------------
 Greta Rein Ulmer(1)                            Vice President and Director of Compliance
---------------------------------------------------------------------------------------------
 Kelley Woods(3)                                Vice President
---------------------------------------------------------------------------------------------


* Each director is elected to serve until the next annual shareholder meeting or until his or her successor is elected and shall have qualified.

-------------------------------

(1) Business Address is 1700 Merrill Lynch Drive, Pennington, New Jersey 08534.

(2) Business Address is 4 World Financial Center New York, NY 10080.

(3) Business Address is 4802 Deer Lake Drive East Jacksonville, FL 32246.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT


Merrill Lynch Life Insurance Company is an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc.

A list of subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.") appears below.


                         SUBSIDIARIES OF THE REGISTRANT



The following are subsidiaries of ML & Co. as of December 29, 2006 and the states or jurisdictions in which they are organized. Indentation indicates the principal parent of each subsidiary. Except as otherwise specified, in each case ML & Co. owns, directly or indirectly, at least 99% of the voting securities of each subsidiary. The names of particular subsidiaries have been omitted because, considered in the aggregate as a single subsidiary, they would not constitute, as of the end of the year covered by this report, a "significant subsidiary" as that term is defined in Rule 1.02(w) of Regulation S-X under the Securities Exchange Act of 1934.



                                                                STATE OR
NAME                                                            JURISDICTION OF ENTITY
----                                                            ----------------------
Merrill Lynch & Co., Inc. ..............................        Delaware
    Merrill Lynch, Pierce, Fenner & Smith
      Incorporated(1)...................................        Delaware
        Merrill Lynch Life Agency Inc.(2)...............        Washington
        Merrill Lynch Professional Clearing Corp.(3)....        Delaware
        Merrill Lynch Singapore Commodities Pte.
           Ltd. ........................................        Singapore
        ML Petrie Parkman Co., Inc. ....................        Delaware
    Merrill Lynch Capital Services, Inc. ...............        Delaware
        Merrill Lynch Commodities, Inc. ................        Delaware
    Merrill Lynch Government Securities Inc. ...........        Delaware
        Merrill Lynch Money Markets Inc. ...............        Delaware
    Merrill Lynch Group, Inc. ..........................        Delaware
        Investor Protection Insurance Company...........        Vermont
        Merrill Lynch Credit Reinsurance Limited........        Bermuda
        FAM Distributors, Inc. .........................        Delaware
        Merrill Lynch Investment Holdings (Mauritius)
           Limited(4)...................................        Mauritius
            Merrill Lynch (Mauritius) Investments
               Limited..................................        Mauritius
                DSP Merrill Lynch Limited(5)............        Mumbai, India
                     DSP Merrill Lynch Capital
                       Limited..........................        Mumbai, India
                     DSP Merrill Lynch Securities
                       Trading Limited..................        Mumbai, India
                     DSP Merrill Lynch Trust Services
                       Limited..........................        Mumbai, India
        ML Invest, Inc. ................................        Delaware
            Merrill Lynch Investment Managers Group
               Services Limited.........................        England
                Merrill Lynch Investment Managers
                   (Finance) Limited....................        England
                     Merrill Lynch Investment Managers
                       Holdings B.V.....................        Netherlands
            Merrill Lynch Portfolio Managers Limited....        England
        Merrill Lynch Bank & Trust Co., FSB.............        Federal

                                                                STATE OR
NAME                                                            JURISDICTION OF ENTITY
----                                                            ----------------------
            Merrill Lynch Mortgage and Investment
               Corporation(6)...........................        Delaware
                Merrill Lynch Community Development
                   Company, LLC.........................        New Jersey
                Merrill Lynch Credit Corporation........        Delaware
                ML Mortgage Holdings Inc. ..............        Delaware
        Merrill Lynch Bank USA..........................        Utah
            Financial Data Services, Inc. ..............        Florida
            Merrill Lynch Business Financial Services
               Inc.(7)..................................        Delaware
            Merrill Lynch Commercial Finance Corp. .....        Delaware
            Merrill Lynch Utah Investment Corporation...        Utah
            ML Private Finance LLC......................        Delaware
            MLBUSA Community Development Corp. .........        Delaware
            MLBUSA Funding Corporation..................        Delaware
                Merrill Lynch NJ Investment
                   Corporation..........................        New Jersey
        Merrill Lynch Insurance Group, Inc. ............        Delaware
            Merrill Lynch Insurance Group Services,
               Inc. ....................................        Delaware
            Merrill Lynch Life Insurance Company........        Arkansas
            ML Life Insurance Company of New York.......        New York
            Roszel Advisors, LLC........................        Delaware
        Merrill Lynch European Asset Holdings Inc. .....        Delaware
            Merrill Lynch Group Holdings Limited........        Ireland
                Merrill Lynch International Bank
                   Limited(8)...........................        Ireland
                     Majestic Acquisitions Limited......        England
                         Mortgage Holdings Limited......        England
                           Mortgages plc................        England
                           Mortgages 1 Limited..........        England
                     Merrill Lynch Bank (Suisse)
                       S.A. ............................        Switzerland
        Merrill Lynch Diversified Investments, LLC......        Delaware
            Merrill Lynch Credit Products, LLC..........        Delaware
                Merrill Lynch Mortgage Capital Inc.             Delaware
                     Merrill Lynch Mortgage Lending,
                       Inc.                                     Delaware
                     Wilshire Credit Corporation                Delaware
        MLDP Holdings, Inc.                                     Delaware
            Merrill Lynch Derivative Products AG                Switzerland
        ML IBK Positions, Inc.                                  Delaware
            Merrill Lynch PCG, Inc.                             Delaware
            Merrill Lynch Capital Corporation                   Delaware
        ML Leasing Equipment Corp.(9)                           Delaware
        Merrill Lynch Canada Holdings Company                   Nova Scotia, Canada
            Merrill Lynch Canada Finance Company(10)            Nova Scotia, Canada
            Merrill Lynch & Co., Canada Ltd.                    Ontario, Canada
                Merrill Lynch Financial Assets Inc.             Canada

                                                                STATE OR
NAME                                                            JURISDICTION OF ENTITY
----                                                            ----------------------
                Merrill Lynch Canada Inc.(11)                   Canada
    Merrill Lynch International Incorporated                    Delaware
        Merrill Lynch Futures Asia Limited                      Taiwan
        Merrill Lynch Futures (Hong Kong) Limited               Hong Kong
        Merrill Lynch Reinsurance Solutions LTD                 Bermuda
        Merrill Lynch (Australasia) Pty. Ltd.                   New South Wales, Australia
            Merrill Lynch Finance (Australia) Pty
               Limited                                          Victoria, Australia
            Merrill Lynch Markets (Australia) Pty
               Limited                                          New South Wales, Australia
                Equity Margins Ltd.                             Victoria, Australia
                Merrill Lynch (Australia) Pty Ltd               New South Wales, Australia
                Merrill Lynch Equities (Australia)
                   Limited                                      Victoria, Australia
                Merrill Lynch Private (Australia)
                   Limited                                      New South Wales, Australia
                Berndale Securities Limited                     Victoria, Australia
                     Merrill Lynch (Australia) Nominees
                       Pty. Limited                             New South Wales, Australia
                Merrill Lynch International (Australia)
                   Limited                                      New South Wales, Australia
                     Merrill Lynch (Australia) Futures
                       Limited                                  New South Wales, Australia
        Merrill Lynch Japan Securities Co., Ltd.                Japan
            Merrill Lynch Japan Finance Co., Ltd.               Japan
        Merrill Lynch International Holdings Inc.               Delaware
            Merrill Lynch France SAS                            France
                Merrill Lynch Capital Markets (France)
                   SAS                                          France
                Merrill Lynch, Pierce, Fenner & Smith
                   SAS                                          France
            Merrill Lynch Mexico, S.A. de C.V., Casa de
               Bolsa                                            Mexico
            PT Merrill Lynch Indonesia(12)                      Indonesia
            Merrill Lynch (Asia Pacific) Limited                Hong Kong
                Merrill Lynch Far East Limited                  Hong Kong
            ML Cayman Holdings Inc. ....................        Cayman Islands, British West
                                                                  Indies
                Merrill Lynch Bank and Trust Company
                   (Cayman) Limited.....................        Cayman Islands, British West
                                                                  Indies
                     Institucion Financiera Externa
                       Merrill Lynch Bank Uruguay
                       S.A..............................        Uruguay
                     Merrill Lynch Espanola Agencia de
                       Valores S.A. ....................        Spain
            Merrill Lynch Capital Markets AG(13)........        Switzerland
            Merrill Lynch Europe PLC....................        England
                Merrill Lynch, Pierce, Fenner & Smith
                   Limited..............................        England
                     Merrill Lynch Global Asset
                       Management Limited...............        England
                ML UK Capital Holdings(14)..............        England
                     Merrill Lynch International(15)....        England

                                                                STATE OR
NAME                                                            JURISDICTION OF ENTITY
----                                                            ----------------------
                Merrill Lynch Europe Intermediate
                   Holdings.............................        England
                     Merrill Lynch Capital Markets
                       Espana S.A., S.V.................        Spain
                Merrill Lynch Holdings Limited..........        England
                  Merrill Lynch Commodities (Europe)
                     Holdings Limited...................        England
                     Merrill Lynch Commodities (Europe)
                       Limited..........................        England
                         Merrill Lynch Commodities
                           (Europe) Trading Limited.....        England
                         Merrill Lynch Commodities
                           GmbH.........................        England
                Merrill Lynch (Singapore) Pte.
                   Ltd.(16).............................        Singapore
                Merrill Lynch South Africa (Proprietary)
                   Limited(17)..........................        South Africa
            Merrill Lynch Argentina S.A.(18)............        Argentina
            Merrill Lynch, Pierce, Fenner & Smith de
               Argentina................................        Argentina
            Sociedad Anonima, Financiera, Mobiliaria y
               de Mandatos(19)
            Banco Merrill Lynch de Investimentos
               S.A.(20).................................        Brazil
                Merrill Lynch S.A. Corretora de Titulos
                   e Valores Mobiliarios................        Brazil
            Merrill Lynch S.A. .........................        Luxembourg
            Merrill Lynch Europe Ltd. ..................        Cayman Islands, British West
                                                                  Indies
    Herzog, Heine, Geduld, LLC..........................        Delaware
    Merrill Lynch Financial Markets, Inc. ..............        Delaware
    The Princeton Retirement Group, Inc. ...............        Delaware


---------------

 (1) Also conducts business under the name "Merrill Lynch & Co."



 (2) Similarly named affiliates and subsidiaries that engage in the sale of insurance and annuity products are incorporated in various other jurisdictions.



 (3) The preferred stock of the corporation is owned by an unaffiliated group of investors.



 (4) Merrill Lynch Group, Inc. and Merrill Lynch International Incorporated each hold fifty percent of this entity.



 (5) Partially held by another indirect subsidiary of ML & Co.



 (6) 13.2% of this entity is held by Merrill Lynch Bank USA.



 (7) Also conducts business under the name "Merrill Lynch Capital."



 (8) Held through several intermediate holding companies.



 (9) This corporation has 20 direct or indirect subsidiaries operating in the United States and serving as either general partners or associate general partners of limited partnerships.



(10) Held through several intermediate holding companies.



(11) Held through several intermediate holding companies.



(12) Merrill Lynch International Holdings Inc. has an 80% stake in this entity through a joint venture.



(13) Also conducts business under the names "Merrill Lynch Capital Markets S.A." and "Merrill Lynch Capital Markets Ltd."



(14) Held through several intermediate holding companies.

(15) Partially owned by another indirect subsidiary of ML & Co.



(16) Held through intermediate subsidiaries.



(17) Held through intermediate subsidiaries.



(18) Partially owned by another direct subsidiary of ML & Co.



(19) Partially owned by another direct subsidiary of ML & Co.



(20) Partially owned by another direct subsidiary of ML & Co.


ITEM 29.     INDEMNIFICATION

Merrill Lynch Life Insurance Company's By-Laws provide, in Article VI, as follows:

SECTION 1. ACTIONS OTHER THAN BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer or employee of the Corporation, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

SECTION 2. ACTIONS BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer or employee of the Corporation, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the Court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other Court shall deem proper.

SECTION 3. RIGHT TO INDEMNIFICATION. To the extent that a director, officer or employee of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

SECTION 4. DETERMINATION OF RIGHT TO INDEMNIFICATION. Any indemnification under Sections 1 and 2 of this Article (unless ordered by a Court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, or employee is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 1 and 2 of this Article. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders.

Any persons serving as an officer, director or trustee of a corporation, trust, or other enterprise, including the Registrant, at the request of Merrill Lynch & Co., Inc. are entitled to indemnification from Merrill Lynch & Co. Inc., to the fullest extent authorized or permitted by law, for liabilities with respect to actions taken or omitted by such persons in any capacity in which such persons serve Merrill Lynch & Co., Inc. or such other corporation, trust, or other enterprise. Any action initiated by any such person for which indemnification is provided shall be approved by the Board of Directors of Merrill Lynch & Co., Inc. prior to such initiation.

DIRECTORS' AND OFFICERS' INSURANCE

Merrill Lynch & Co., Inc. has purchased from Corporate Officers' and Directors' Assurance Company directors' and officers' liability insurance policies which cover, in addition to the indemnification described above, liabilities for which indemnification is not provided under the By-Laws. The Company will pay an allocable portion of the insurance premium paid by Merrill Lynch & Co., Inc. with respect to such insurance policy.

ARKANSAS BUSINESS CORPORATION LAW

In addition, Section 4-26-814 of the Arkansas Business Corporation Law generally provides that a corporation has the power to indemnify a director or officer of the corporation, or a person serving at the request of the corporation as a director or officer of another corporation or other enterprise against any judgements, amounts paid in settlement, and reasonably incurred expenses in a civil or criminal action or proceeding if the director or officer acted in good faith in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation (or, in the case of a criminal action or proceeding, if he or she in addition had no reasonable cause to believe that his or her conduct was unlawful).

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.     PRINCIPAL UNDERWRITERS

(a) Merrill Lynch, Pierce, Fenner & Smith Incorporated also acts as principal underwriter for the following additional funds: CBA Money Fund; CMA Government Securities Fund; CMA Money Fund; CMA Tax-Exempt Fund; CMA Treasury Fund; CMA Multi-State Municipal Series Trust; WCMA Money Fund; WCMA Government Securities Fund; WCMA Tax-Exempt Fund; WCMA Treasury Fund; The Merrill Lynch Fund of Stripped ("Zero") U.S. Treasury Securities; The Fund of Stripped ("Zero") U.S. Treasury Securities; Merrill Lynch Trust for Government Securities; MLIG Variable Insurance Trust; Municipal Income Fund; Municipal Investment Trust Fund; The Municipal Fund Accumulation Program, Inc.; Defined Asset Funds; Corporate Income Fund; Government Securities Income Fund; Equity Investor Fund; and Protected Income Strategies Fund, Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated also acts as principal underwriter for the following additional accounts: Merrill Lynch Life Variable Annuity Separate Account A; Merrill Lynch Life Variable Annuity Separate Account B; Merrill Lynch Life Variable Annuity Separate Account C; Merrill Lynch Life Variable Annuity Separate Account D; Merrill Lynch Variable Life Separate Account; Merrill Lynch Life Variable Annuity Separate Account; ML of New York Variable Life Separate Account; ML of New York Variable Life Separate Account II; ML of New York Variable Annuity Separate Account; ML of New York Variable Annuity Separate Account A; ML of New York Variable Annuity Separate Account B; ML of New York Variable Annuity Separate Account C; and ML of New York Variable Annuity Separate Account D.

(b) The directors, president, treasurer, executive vice presidents, chief financial officer, and controller of Merrill Lynch, Pierce, Fenner & Smith Incorporated are as follows:

           NAME AND PRINCIPAL
            BUSINESS ADDRESS                 POSITIONS AND OFFICES WITH UNDERWRITER
           ------------------                --------------------------------------
Candace E. Browning                         Director and Senior Vice President
Gregory J. Fleming                          Director and Executive Vice President
Dow Kim                                     Director and Executive Vice President
Robert J. McCann                            Director, Chairman of the Board and Chief
                                              Executive Officer
Carlos M. Morales                           Director and Senior Vice President
Rosemary T. Berkery                         Executive Vice President
Ahmass L. Fakahany                          Executive Vice President
Allen G. Braithwaite, III                   Treasurer
Joseph F. Regan                             First Vice President, Chief Financial
                                              Officer and Controller

-------------------------------

Business address for all persons listed: 4 World Financial Center, New York, NY 10080

(c) Not Applicable.

ITEM 31.     LOCATION OF ACCOUNTS AND RECORDS


All accounts, books, and records required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the depositor at the principal executive offices at 1700 Merrill Lynch Drive, 3rd Floor, Pennington, New Jersey 08534 and the Service Center at 4802 Deer Lake Drive East, Jacksonville, Florida 32246.


ITEM 32.     MANAGEMENT SERVICES

Not applicable.

ITEM 33.     FEE REPRESENTATION

Merrill Lynch Life Insurance Company hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Merrill Lynch Life Insurance Company.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Merrill Lynch Life Variable Life Separate Account II, certifies that this Post-Effective Amendment meets all the requirements for effectiveness under paragraph (b) of Rule 485, and accordingly, has caused this Amendment to be signed on its behalf, in the Borough of Pennington, State of New Jersey, on this 23rd day of April, 2007.


                                              Merrill Lynch Life Variable Life
                                              Separate Account II
                                                             (Registrant)

                                              By: /s/ BARRY G. SKOLNICK
                                              -------------------------------------------------------
                                                 Barry G. Skolnick
                                                 Senior Vice President and General Counsel

                                              Merrill Lynch Life Insurance Company
                                                             (Depositor)


                                              By: /s/ BARRY G. SKOLNICK
                                              -------------------------------------------------------
                                                 Barry G. Skolnick
                                                 Senior Vice President and General Counsel


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 19 to the registration statement has been signed below by the following persons in the capacities indicated on April 23, 2007.


                  SIGNATURE                                        TITLE
                  ---------                                        -----

                      *                        Director, Chairman of the Board, President,
---------------------------------------------    Chief Executive Officer and Chief Actuary
              Deborah J. Adler

                      *                        Director and Senior Vice President
---------------------------------------------
               John C. Carroll

                      *                        Director, Senior Vice President, Chief
---------------------------------------------    Financial Officer, and Treasurer
              Joseph E. Justice

                      *                        Director and Vice President
---------------------------------------------
              Paul Michalowski

         *By: /s/ BARRY G. SKOLNICK            In his own capacity as Director, Senior Vice
---------------------------------------------    President, and General Counsel, and as
              Barry G. Skolnick                  Attorney-In-Fact

                                  EXHIBIT LIST

Exhibit (n)(1) Written Consent of Barry J. Skolnick, Esq.

Exhibit (n)(2) Written Consent of Deborah J. Adler, FSA, MAAA.

Exhibit (n)(3) Written Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.